As filed with the Securities and Exchange Commission on July 8, 2005

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                         CERTIFIED SHAREHOLDER REPORT OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-3802

                          NEUBERGER BERMAN INCOME FUNDS
                          -----------------------------
             (Exact Name of the Registrant as Specified in Charter)
                           605 Third Avenue, 2nd Floor
                          New York, New York 10158-0180
               (Address of Principal Executive Offices - Zip Code)

       Registrant's Telephone Number, including area code: (212) 476-8800

                    Peter E. Sundman, Chief Executive Officer
                          Neuberger Berman Income Funds
                           605 Third Avenue, 2nd Floor
                          New York, New York 10158-0180

                              Arthur Delibert, Esq.
                   Kirkpatrick & Lockhart Nicholson Graham LLP
                         1800 Massachusetts Avenue, N.W.
                             Washington, D.C. 20036
                   (Names and Addresses of agents for service)


Date of fiscal year end: October 31, 2005

Date of reporting period: April 30, 2005

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO SHAREHOLDERS

[NEUBERGER BERMAN LOGO]
A LEHMAN BROTHERS COMPANY

SEMI-ANNUAL REPORT
APRIL 30, 2005

NEUBERGER BERMAN

INCOME FUNDS

INVESTOR CLASS SHARES

TRUST CLASS SHARES

CASH RESERVES

GOVERNMENT MONEY FUND

HIGH INCOME BOND FUND

LIMITED MATURITY BOND FUND

MUNICIPAL MONEY FUND

MUNICIPAL SECURITIES TRUST

CONTENTS

THE FUNDS

CHAIRMAN'S LETTER                                                              2

PORTFOLIO COMMENTARY/
 PERFORMANCE HIGHLIGHTS
Limited Maturity Bond Fund                                                     4
High Income Bond Fund                                                          6
Municipal Securities Trust                                                     8
Municipal Money Fund                                                          10
Cash Reserves                                                                 12
Government Money Fund                                                         14
Fund Expense Information                                                      18

SCHEDULE OF INVESTMENTS
Limited Maturity Bond Fund                                                    20
High Income Bond Fund                                                         23
Municipal Securities Trust                                                    29
Municipal Money Fund                                                          31
Cash Reserves                                                                 38
Government Money Fund                                                         40

FINANCIAL STATEMENTS                                                          44

FINANCIAL HIGHLIGHTS (ALL CLASSES)
 PER SHARE DATA
Limited Maturity Bond Fund                                                    59
High Income Bond Fund                                                         60
Municipal Securities Trust                                                    61
Municipal Money Fund                                                          62
Cash Reserves                                                                 63
Government Money Fund                                                         64
DIRECTORY                                                                     67
PROXY VOTING POLICIES AND PROCEDURES                                          68
QUARTERLY PORTFOLIO SCHEDULE                                                  68

"Neuberger Berman" and the Neuberger Berman logo are service marks of Neuberger Berman, LLC. "Neuberger Berman Management Inc." and the individual fund names in this shareholder report are either service marks or registered service marks of Neuberger Berman Management Inc. (C) 2005 Neuberger Berman Management Inc. All rights reserved.

CHAIRMAN'S LETTER

[PHOTO OF PETER SUNDMAN]

DEAR FELLOW SHAREHOLDER,

The past year has been a rollercoaster ride for fixed-income investors. April 2 of 2004 was supposed to be the start of a major bear market in bonds. On that date, the U.S. Department of Labor released a surprisingly strong jobs report, which convinced investors that the economy was gaining enough momentum for the Federal Reserve to begin hiking short-term interest rates. Bonds sold off sharply over the following months, and as expected, in June 2004, the Fed instituted the first in a series of 25 basis point rate hikes that lifted the Fed Funds rate from 1% to 2.75% by the end of April 2005.

Yet despite continued Fed tightening, bonds rallied in the summer of 2004 and held steady through January 2005. Hardly the start of a bear market, but we were not out of the woods. Several events undermined bond investors' confidence. First, fourth quarter 2004 Gross Domestic Product growth was revised upward, indicating that Fed tightening had yet to take much steam out of the economy. Then, Fed Chairman Alan Greenspan sent market observers scrambling for their dictionaries when he described the failure of longer-term interest rates to follow short-term rates higher as a "conundrum." Mr. Greenspan's conundrum soon turned into a self-fulfilling prophecy as bond prices began to sag and yields to rise. Economic data started to indicate that inflationary pressure was building, spawning fear that the Fed would have to tighten more aggressively than anticipated. This string of bad news for bonds sent the fixed income market tumbling in February and March, bringing the bond bears out of hibernation. However, almost as soon as they started growling, bonds came back strong in April 2005.

How did Neuberger Berman Funds portfolio managers cope with this confounding bond market? They did not trade bonds based on the economic data DU JOUR, nor did they stick their heads in the sand. Instead, they remained true to our firm's tradition of independent thinking: closely monitoring economic and market dynamics, remaining alert to any significant changes in trend, and quickly and decisively exploiting evolving opportunities.

As you read the individual fund letters that follow, this approach is clearly

                                     NEUBERGER BERMAN APRIL 30, 2005 (UNAUDITED)

revealed. Consider how our portfolio managers guided the Limited Maturity Bond Fund through choppy waters in the first half of fiscal 2005. By maintaining a slightly below benchmark duration throughout this six-month reporting period, they reduced interest rate risk heightened by Federal Reserve tightening. At the same time, they enhanced portfolio yield by reducing the Fund's allocation to U.S. Treasuries by nearly 30 percentage points and by substantially increasing its allocations to asset-backed and U.S. government agency securities. Their duration management strategy was conservative, consistent with the Neuberger Berman's "capital preservation first" philosophy. Their asset allocation strategy was simple, straightforward, and risk averse -- replacing expensive Treasuries with safe, higher yielding alternatives.

Our portfolio managers' handling of the Government Money Fund was another good example of skillful management. By keeping the Fund's weighted average maturity
(WAM) at relatively low levels, they were able to enhance portfolio yield as the Fed tightened. They were responsive to evolving opportunities as well, significantly reducing the allocation to U.S. Treasuries as they became expensive and putting the proceeds into U.S. government agency securities, which offered better value.

With the exception of the money markets (which enjoyed a sharp increase in yields), fixed income returns were generally uninspiring in the first half of fiscal 2005. Going forward, the outlook for the bond market remains cloudy. What should investors be doing? In our opinion, they should be reminding themselves that bonds offer a steady stream of income and relative safety of principal -- the reasons almost all investors should devote a portion of their assets to bonds. You can be sure that our fixed income managers, as always, will be working hard to get the most out of whatever the bond market has to offer.

Sincerely,


                                /s/ Peter Sundman

                                  PETER SUNDMAN
                              CHAIRMAN OF THE BOARD
                          NEUBERGER BERMAN INCOME FUNDS

LIMITED MATURITY BOND FUND Portfolio Commentary

For the six months ending April 30, 2005, the Neuberger Berman Limited Maturity Bond Fund Investor Class returned 0.14% versus 0.01% for the Merrill Lynch 1-3 Year Treasury Index benchmark.

Bond prices were relatively stable over the first three months of this six-month reporting period. However, bonds retreated in February and March following an upward revision in calendar fourth quarter 2004 GDP growth, the release of economic data indicating increased inflationary pressure in the economy, and Federal Reserve Chairman Alan Greenspan's expression of surprise that market interest rates hadn't followed the Fed Funds Rate higher. In April, bonds staged a "relief rally" -- relief that economic growth was beginning to slow enough to head off any significant increase in inflation and more aggressive Fed tightening. After the dust settled, yields were appreciably higher, with the two-year Treasury yielding 3.66% at the end of the reporting period compared to 2.56% at its start.

We entered the first half of fiscal 2005 in a defensive posture, with a duration (a standard measure of volatility in response to changes in market interest rates) slightly lower than that of our benchmark index. Reflecting our concern that low bond yields provided little cushion to offset potential price declines, we maintained a below benchmark duration throughout the six-month period. This conservative duration posture helped cushion the portfolio when bonds sold off in February and March, but restrained returns during the April rally. Overall, this strategy had a positive impact on relative returns over the reporting period.

Over the course of first-half fiscal 2005, we enhanced portfolio yield by increasing our allocation to higher yielding sectors that we viewed as safe alternatives to U.S. Treasuries. Over this six-month reporting period, we increased our allocation to corporate bonds from 44.4% to 51.0%, our allocation to AAA rated asset-backed securities from 5.0% to 18.8% and our allocation to government agency securities from 0% to 18.0%, while reducing our commitment to Treasuries from 35.5% to 3.1%. We also lowered our weighting in mortgage-backed securities from 9.2% to 1% because we believe this sector will underperform as interest rates trend higher. This strategy was largely responsible for the Fund's 30 basis point weighted average yield-to-maturity advantage over its Merrill Lynch 1-3 Year Treasury Index benchmark at the close of this reporting period.

Importantly, we have enhanced yield while maintaining our high credit quality standards. We have been especially credit sensitive in the corporate bond arena. In this uneven economic environment, in which some companies are prospering and others are faltering, we have become even more diligent in evaluating company-specific event risk. With all the negative publicity surrounding Fannie Mae and Freddie Mac, increasing our exposure to government agency securities could be perceived as risky business. However, we don't believe that the current debate about restructuring and restricting the size of these agencies will hurt the short duration issues in our portfolio. It has always been our policy to enhance portfolio yield without sacrificing credit quality. We believe that this can be accomplished through active duration management, opportunistic sector allocation and, most importantly, research driven securities selection.

Bonds have held up remarkably well in the face of Federal Reserve rate hikes that totaled 175 basis points through April. The bond market appears to be telling us that the Federal Reserve is simply raising short-term interest rates to more normalized levels rather than responding to a serious inflationary threat. We don't believe that inflation is a near-term problem but we expect interest rates to continue to drift higher. Consequently, we head into second-half fiscal 2005 with a shorter-than-benchmark portfolio duration in order to minimize interest rate risk. Of course, we will be carefully monitoring employment and inflation trends that could prompt the Fed to tighten more aggressively or, alternatively, to take its foot off the monetary brakes. We are prepared to alter our portfolio duration in response to any significant change in economic trends or Fed policy.

In closing, only hindsight reveals to us the best and worst times to be invested in any particular asset class. A year ago, consensus wisdom dictated that bonds would be major casualties of the reversal in Federal Reserve policy. Once again, the consensus was wrong. Investors with true foresight realize that bonds provide income and relative safety of principle -- two important ingredients in the recipe for long-term investment success.

Sincerely,


                                /s/ Ted Giuliano

                                /s/ John Dugenske

                                  TED GIULIANO
                                       AND
                                  JOHN DUGENSKE
                              PORTFOLIO CO-MANAGERS

PERFORMANCE HIGHLIGHTS

                                                SIX MONTH          AVERAGE ANNUAL TOTAL
NEUBERGER BERMAN                 INCEPTION   PERIOD ENDED       RETURNS ENDED 4/30/2005
LIMITED MATURITY BOND (1),(3)         DATE      4/30/2005    1 YEAR   5 YEARS  10 YEARS
INVESTOR CLASS                  06/09/1986          0.14%     1.00%     4.67%     4.80%
TRUST CLASS                     08/30/1993          0.00%     0.88%     4.57%     4.68%

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RESULTS ARE SHOWN ON A "TOTAL RETURN" BASIS AND INCLUDE REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. THE COMPOSITION, INDUSTRIES AND HOLDINGS OF THE FUND ARE SUBJECT TO CHANGE.

CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT www.nb.com/performance.

FOR THE PERIOD ENDING 4/30/05, THE 30-DAY SEC YIELD OF THE INVESTOR CLASS SHARES WAS 3.17% AND THE TRUST CLASS SHARES WAS 3.06%.

RATING DIVERSIFICATION
(% BY RATINGS)

AAA/Government/Government Agency          50.4%
AA                                         6.5
A                                         30.0
BBB                                       10.4
BB                                         1.2
B                                          0.0
CCC                                        0.0
CC                                         0.0
C                                          0.0
D                                          0.0
Not Rated                                  0.0
Short Term                                 1.5

HIGH INCOME BOND FUND Portfolio Commentary

For the six months ending April 30, 2005, the Neuberger Berman High Income Bond Fund posted a -1.52% return compared to a 0.31% return for the Lipper High Current Yield Bond Funds Index and a -0.74% return for the Lehman Brothers Intermediate Ba U.S. High Yield Index, the Fund's benchmark.

The high-yield segment of the bond market ended calendar 2004 on a reasonably strong note and held onto that strength until March of this year. In mid-February of 2005, the Treasury market began to more seriously consider inflation and interest rate risks, with the 10-Year Treasury moving from a yield range of 4.0%-4.2% out to 4.6% in the wake of Federal Reserve Chairman Alan Greenspan's comment that he found the low rates on long-term bonds a "conundrum." Concerned investors began to fear that he might seek to push interest rates up more rapidly than expected. This movement was mostly absorbed by spread narrowing in the high-yield market.

In mid-March, General Motors revised expectations of cash flows from $2 billion to negative $2 billion, an announcement that focused investors on credit risk and accelerated expectations for a ratings downgrade of GM. Auto and auto-related sectors were hit particularly hard, but tight spreads generally were increasingly viewed as inadequately pricing the risk in the marketplace. As a result, high-yield spreads widened by about 125-135 basis points between the end of February and the end of April 2005, both because absolute yields began to rise, and because investors fled to the relative safety of U.S. Treasuries, pushing Treasury yields back to the 4.0%-4.2% range.

The new issue market remained strong through mid-March of this year, but the pace has slowed substantially since then. Quality companies that are financially strong and have solid reputations still have access to the credit markets, though riskier issues have found conditions more difficult, with some turning to the bank loan market for financing. In the early stages of market weakness, there is typically softness in the higher quality, shorter duration securities that we emphasize in our portfolios, because these bonds provide liquidity to the market. Historically, higher quality names have tended to outperform if market weakness continues.

Given the period's news, autos and auto parts were, not surprisingly, among the worst performing sectors in high yield, as were airlines that were hurt by continuing high fuel prices and longer-maturity bonds in the homebuilders sector, as the Fed has continued interest rate actions. Continued high oil prices and concern that they will be an ongoing drag on economic growth negatively affected related areas of the market. Relative to the broader high-yield market, the Fund had less exposure to these underperforming sectors and no exposure to airlines. Other high-yield sectors generally performed within a range, with no standout performers on the upside or the downside.

In the current environment, we believe that a conservative approach is the best strategy going forward. Therefore, we are maintaining a relatively short duration and maturity stance and are continuing to pare back the number of issuers in the portfolio. As of April 30, 2005, the Fund's average duration and weighted average maturity were 3.8 years and 5.9 years, respectively.

Despite this difficult period, we are maintaining an optimistic, but cautious, outlook for the high-yield market and for the Fund. We believe that the recent disruptive environment provided an opportunity for reallocation within the market. We exited selected issues at what we deemed to be acceptable price levels and opportunistically acquired bonds we believed were temporarily mispriced relative to our estimation of their total return potential.

Our optimism is buoyed by several factors specific to historical high-yield bond performance. First, our analysis indicates that, during periods of rising interest rates, high-yield bonds have outperformed other fixed income sectors. Second, during periods of widening credit spreads, higher quality high-yield issues have tended to outperform lower-rated non-investment grade issues. Accordingly, we believe that select high-yield investments can generate relatively strong returns in an environment of gradually increasing interest rates. In addition, we believe that our longstanding orientation toward higher quality issues and a shorter duration profile than the broader non-investment grade market can also provide relative support and opportunity should credit spreads continue to widen.

Sincerely,


                             /s/ Wayne C. Plewniak

                                WAYNE C. PLEWNIAK
                            SENIOR PORTFOLIO MANAGER

PERFORMANCE HIGHLIGHTS

                                                SIX MONTH          AVERAGE ANNUAL TOTAL
NEUBERGER BERMAN                 INCEPTION   PERIOD ENDED       RETURNS ENDED 4/30/2005
HIGH INCOME BOND FUND (1),(3)         DATE      4/30/2005    1 YEAR   5 YEARS  10 YEARS
INVESTOR CLASS (6)              02/01/1992        (1.52%)     4.06%     7.45%     7.55%

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RESULTS ARE SHOWN ON A "TOTAL RETURN" BASIS AND INCLUDE REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. THE COMPOSITION, INDUSTRIES AND HOLDINGS OF THE FUND ARE SUBJECT TO CHANGE.

CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT www.nb.com/performance.

FOR THE PERIOD ENDING 4/30/05, THE 30-DAY SEC YIELD OF THE INVESTOR CLASS SHARES WAS 6.00%.

RATING DIVERSIFICATION
(% BY RATINGS)

AAA/Government/Government Agency           0.0%
AA                                         0.0
A                                          0.0
BBB                                        6.5
BB                                        47.5
B                                         42.3
CCC                                        0.0
CC                                         0.0
C                                          0.0
D                                          0.0
Not Rated                                  0.0
Short Term                                 3.7

MUNICIPAL SECURITIES TRUST Portfolio Commentary

For the six months ending April 30, 2005, the Neuberger Berman Municipal Securities Trust returned 0.20%, compared to the Lehman 7-Year GO Index's 0.88% and the Lipper Intermediate Municipal Debt Funds Index's 0.73% return.

As is our custom in challenging markets, capital preservation is our first priority. Consequently, we entered the first half of fiscal 2005 with a defensive 4.4 year duration (a common measure of interest rate risk), and by the end of January 2005, had further reduced duration to 4.1 years. At the end of April, duration stood at a below-benchmark 4.4 years.

Municipal bonds performed in line with the broad bond market in the six-month reporting period. Prices were relatively stable from November 2004 through January 2005. Then, muni bonds sold off in February and March when fixed income investors became alarmed by the upward revision in fourth quarter 2004 Gross Domestic Product (GDP) growth, the release of economic data with inflationary implications, and comments by Federal Reserve Chairman Alan Greenspan expressing surprise that longer-term market interest rates had not followed short-term interest rates higher. Municipal bonds then rallied in April as investors saw evidence that the economy was beginning to slow, diminishing the threat of more aggressive Fed tightening.

We made no significant changes in sector allocation during the past six months. The portfolio entered the reporting period with 48.1% in revenue bonds, 42.9% in general obligation bonds (GOs), 6.2% in pre-refunded/escrow bonds and 2.8% in variable rate demand notes. At the end of first-half fiscal 2005, the portfolio had 45.8% of assets in revenue bonds, 44.6% in GOs, 6.4% in pre-refunded/escrow bonds and 3.2% in variable rate demand notes.

The economic recovery has strengthened most municipal issuers' balance sheets and, in general, credit quality in the municipal bond market has improved. According to Standard & Poor's, calendar first quarter 2005 was the first quarter in five years in which municipal bond credit upgrades exceeded downgrades. However, there is now a relatively new issue to worry about -- underfunded municipal pension plans. We believe that all the publicity surrounding the pension shortfalls at General Motors and United Airlines will eventually have a negative impact on the securities of municipal bond issuers that have not put aside enough money to cover retired workers' benefits. Consequently, in our credit analysis of potential investments, we are making sure that pension fund assets are sufficient to cover liabilities.

Over the short-term, our other primary concern relates to the potential for a public debate on scrapping the current tax system and replacing it with a flat tax or consumption tax. Currently, restructuring Social Security appears to be the top priority of the Bush administration, but an overhaul of the tax code may also be on the agenda. If so, investors may once again begin to worry whether municipal securities will lose their after-tax return advantage over U.S. Treasuries and corporate bonds. We have observed that, over the years, many politicians have promised to simplify the tax system, but to-date no one has mustered the political support to get it done. This may be because eliminating the after-tax return advantage of municipals has significant disadvantages -- such as undermining the financial markets' ability to provide low cost capital for important public projects such as building schools and maintaining the existing infrastructure. It's worth noting that periods when debate on this issue has intensified have proven to be ideal times to buy municipal bonds.

Looking ahead, barring any unforeseen events that would stall the economy, we believe the Fed will continue to raise short-term interest rates at a "measured" pace until they reach "normalized" levels. Once this is accomplished and the economy has settled into a slower growth path, we expect inflationary fears to subside, improving the outlook for the fixed income markets. Currently, with the yield on a 10-year AAA rated municipal at

87% of the yield on the 10-Year Treasury, municipal bonds appear attractively priced (on an after-tax basis) relative to Treasuries.

Sincerely,


                                /s/ Ted Giuliano

                              /s/ Thomas J. Brophy

                                  TED GIULIANO
                                       AND
                                THOMAS J. BROPHY
                              PORTFOLIO CO-MANAGERS

                                /s/ Lori Canell

                               /s/ Kelly Landron

                                   LORI CANELL
                                       AND
                                  KELLY LANDRON
                              PORTFOLIO CO-MANAGERS

PERFORMANCE HIGHLIGHTS

                                                    SIX MONTH          AVERAGE ANNUAL TOTAL
NEUBERGER BERMAN MUNICIPAL           INCEPTION   PERIOD ENDED       RETURNS ENDED 4/30/2005
SECURITIES TRUST (1),(3),(4),(5)          DATE      4/30/2005    1 YEAR   5 YEARS  10 YEARS
INVESTOR CLASS                      07/09/1987          0.20%     3.49%     5.67%     5.14%

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RESULTS ARE SHOWN ON A "TOTAL RETURN" BASIS AND INCLUDE REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. THE COMPOSITION, INDUSTRIES AND HOLDINGS OF THE FUND ARE SUBJECT TO CHANGE.

CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT www.nb.com/performance.

FOR THE PERIOD ENDING 4/30/05, THE 30-DAY SEC YIELD OF THE MUNICIPAL SECURITIES TRUST WAS 2.89% AND THE TAX-EQUIVALENT YIELD WAS 4.45% FOR AN INVESTOR IN THE HIGHEST FEDERAL INCOME TAX BRACKET (35%).

RATING DIVERSIFICATION
(% BY RATINGS)

AAA                                       73.4%
AA                                        24.3
A                                          0.1
BBB                                        0.0
BB                                         0.0
B                                          0.0
CCC                                        0.0
CC                                         0.0
C                                          0.0
D                                          0.0
Not Rated                                  0.0
Short Term                                 2.2

MUNICIPAL MONEY FUND Portfolio Commentary

For the six months ending April 30, 2005, the Neuberger Berman Municipal Money Fund returned 0.63%, versus 0.60% for the Money Fund Report Tax-Free National Retail Average. The Fund closed the period with a 2.11% 7-day current yield and a 2.13% 7-day effective yield.*

The big news during the first half of fiscal 2005 was that Federal Reserve rate hikes helped push up municipal money market yields. The Fund picked up 106 basis points in 7-day current yield over the past six months. With the Fed signaling its intention to raise short-term interest rates at a "measured" pace until they reach "normalized" levels, our strategy was to reduce the Fund's weighted average maturity (WAM) to more quickly rollover assets into higher yielding securities. From mid-November 2004 through the end of April 2005, the portfolio's WAM was cut nearly in half from 41.4 days to 21.7 days.

Unless inflation proves to be a much more serious problem than anticipated, we expect to see a few more 25 basis point Fed rate hikes over the next six months. Consequently, the Fund's weighted average maturity will likely remain in the short end of its historical range. When we gain confidence that the Fed is ready to stop tightening and if today's ultra-flat money market yield curve begins to steepen, we will begin extending the portfolio's maturity.

Looking ahead, we feel quite constructive about the municipal money markets. With one-year AAA rated municipal debt yielding approximately 78% of the one-year Treasury bill yield, municipal money market instruments still enjoy a meaningful after-tax return advantage over Treasuries. With yields continuing to rise with short-term interest rates, favorable supply/demand dynamics may also boost returns.

However, there is a short-term cloud on the horizon in the form of the Bush administration's stated goal of overhauling the current federal income tax system. In the past, when politicians have promised to scrap the graduated income tax in favor of a flat tax or consumption tax, the fear that municipal bonds would lose their after-tax return advantage disrupted the market. We note, however, that no proponent of restructuring the tax system has been able to muster the political support to do so and, in the past, whenever tax reform became a major issue, it proved to be an ideal time to invest in municipal securities.

Sincerely,


                                /s/ Ted Giuliano

                              /s/ Thomas J. Brophy

                               /s/ Kelly Landron

                                  TED GIULIANO,
                                THOMAS J. BROPHY
                                       AND
                                  KELLY LANDRON
                              PORTFOLIO CO-MANAGERS

*Current yield more closely reflects current earnings than does total return.

PERFORMANCE HIGHLIGHTS

                                                                         FOR THE 7 DAYS ENDED 4/30/2005
NEUBERGER BERMAN                                                                         TAX-EQUIVALENT
MUNICIPAL MONEY FUND (5)    INCEPTION DATE  CURRENT YIELD (2)  EFFECTIVE YIELD (2)  EFFECTIVE YIELD (4)
INVESTOR CLASS                  12/10/1984              2.11%                2.13%                3.30%

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN ON AN INVESTMENT IN A MONEY MARKET FUND WILL FLUCTUATE. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END VISIT www.nb.com/performance. THE COMPOSITION, INDUSTRIES AND HOLDINGS OF THE FUND ARE SUBJECT TO CHANGE.

AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

FOR THE PERIOD ENDING 4/30/05, THE 7-DAY CURRENT YIELD OF THE MUNICIPAL MONEY FUND WAS 2.11% AND THE TAX-EQUIVALENT YIELD WAS 3.25% FOR AN INVESTOR IN THE HIGHEST FEDERAL INCOME TAX BRACKET (35%). FOR THE PERIOD ENDING 4/30/05, THE 7-DAY EFFECTIVE YIELD WAS 2.13% AND THE TAX-EQUIVALENT EFFECTIVE YIELD WAS 3.30% FOR AN INVESTOR IN THE HIGHEST FEDERAL INCOME TAX BRACKET (35%).

MATURITY DIVERSIFICATION
(% BY MATURITY)

1 Day                                     19.3%
2 - 7 Days                                54.0
8 - 15 Days                                3.4
16 - 30 Days                               2.7
31 - 60 Days                               8.2
61 - 90 Days                               3.2
91 - 180 Days                              7.8
181 - 270 Days                             0.6
271+ Days                                  0.0
Cash and Cash Equivalents, receivables
  and other assets, less liabilities       0.8

CASH RESERVES Portfolio Commentary

For the six months ending April 30, 2005, Neuberger Berman Cash Reserves returned 0.92% compared to the Money Fund Report Taxable First Tier Retail Average's 0.78%. The Fund closed first-half fiscal 2005 with a 2.46% 7-day current yield and a 2.49% 7-day effective yield.*

For the better part of two years, the money markets remained largely dormant, with yields near 45-year lows. When a strong March 2004 jobs report confirmed that the economy had gained enough momentum for the Federal Reserve to begin increasing short-term interest rates, money market yields started to rise. During the first half of fiscal 2005, the Fed raised rates four times, lifting the Fed Funds Rate from 1.75% to 2.75%. Because of the measured pace of Fed tightening, this 1% increase translated into a 1.37% increase in the Fund's 7-day current yield.

We continued to lower the Fund's weighted average maturity as the Fed raised rates so that we could more quickly rollover holdings into higher yielding securities. At the start of first-half fiscal 2005, the Fund's average maturity was 44.9 days. It moved down to 17.5 days in early March, and rose to 28.8 days by the end of this reporting period.

Over the past six months, we significantly reduced our allocation to U.S. Treasury securities. We also made modest reductions in U.S. government agencies, time deposits, certificates of deposits (CDs), and short-term corporate/bank notes. The proceeds went to corporate commercial paper, where our allocation increased from 55.6% of portfolio assets to 75.5%. Our reasoning was simple. Due to lower-than-average issuance, Treasuries had become quite expensive. Commercial paper yields were and still are materially higher than Treasury yields. Since we buy only the highest rated commercial paper, we were confident that this strategy would enhance portfolio yield without adding significant risk.

Looking ahead, if inflation remains subdued, we expect the Federal Reserve to rest after several additional 25 basis point rate hikes, which would bring the Fed Funds Rate to roughly 4.00% to 4.25%. Consequently, the portfolio's weighted average maturity will stay in the lower end of its historical range. We will be watching the inflation data and waiting for the Fed to tip its hand. When we gain confidence that the Fed has finished tightening, and if we are adequately compensated for owning longer maturity securities, we will likely begin extending the portfolio's maturity.

Sincerely,


                                /s/ Ted Giuliano

                               /s/ John Dugenske

                                  TED GIULIANO
                                       AND
                                  JOHN DUGENSKE
                              PORTFOLIO CO-MANAGERS

                               /s/ Cynthia Damian

                                /s/ Alyssa Juros

                                 CYNTHIA DAMIAN
                                       AND
                                  ALYSSA JUROS
                          PORTFOLIO ASSOCIATE MANAGERS

*Current yield more closely reflects current earnings than does total return.

PERFORMANCE HIGHLIGHTS

                                                                FOR THE 7 DAYS ENDED 4/30/2005
NEUBERGER BERMAN CASH RESERVES(1)        INCEPTION DATE   CURRENT YIELD(2)  EFFECTIVE YIELD(2)
INVESTOR CLASS                               04/12/1988              2.46%               2.49%

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN ON AN INVESTMENT IN A MONEY MARKET FUND WILL FLUCTUATE. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END VISIT www.nb.com/performance. THE COMPOSITION, INDUSTRIES AND HOLDINGS OF THE FUND ARE SUBJECT TO CHANGE.

AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

MATURITY DIVERSIFICATION
(% BY MATURITY)

1 Day                                        0.0%
2 - 7 Days                                  24.4
8 - 15 Days                                 21.5
16 - 30 Days                                22.6
31 - 60 Days                                15.7
61 - 90 Days                                18.6
91 - 180 Days                                0.0
181 - 270 Days                               0.0
271+ Days                                    0.0
Liabilities, less cash, receivables and
  other assets                              (2.8)

GOVERNMENT MONEY FUND Portfolio Commentary

For the six months ending April 30, 2005, the Neuberger Berman Government Money Fund returned 0.89%, compared to the Money Fund Report Government & Agencies Retail Average's 0.79%. The Fund closed the first half of fiscal 2005 with a 2.35% 7-day current yield and a 2.38% 7-day effective yield.*

While rising interest rates generally have a negative impact on the broad fixed income market, they tend to result in higher yields for money market funds. During this six-month reporting period, the Federal Reserve raised short-term interest rates four times, increasing the Fed Funds rate by 100 basis points (1%). This translated into a 132 basis point (1.32%) increase in the Government Money Fund's 7-day current yield. Put another way, our shareholders are being paid more than twice the amount they were receiving just six months ago.

Over the course of first-half fiscal 2005, we reduced the portfolio's weighted average maturity so that we could quickly rollover holdings into higher yielding securities as interest rates moved up. At the start of the reporting period, the Fund's average maturity was 47.4 days. It fell to 19.2 days in early March and closed at 27.9 days.

Over the past six months, we adjusted our sector allocation, reducing our commitment to U.S. Treasuries from 62.4% of assets to 14.1%, and increased our allocation to U.S. government agency securities from 27.5% to 86.1%. Our rationale was simple -- lower than average issuance of Treasury bills had made Treasuries expensive. We received a materially higher yield from government agency securities without, in our opinion, significantly increasing risk. If inflation remains subdued, we believe that the Fed will be content with a few more rate hikes, bringing the Fed Funds rate to around 4.0% to 4.25%. While the Fed continues to tighten, the portfolio's weighted average maturity will remain in the low end of its historical range. We will be watching inflation data carefully and hoping that the Fed will continue to telegraph any changes in policy. When we sense that the Fed is finished hiking rates, and if longer maturity issues provide a meaningful yield advantage, we will likely begin to extend the average maturity of the portfolio.

Sincerely,


                                /s/ Ted Giuliano

                               /s/ John Dugenske

                                  TED GIULIANO
                                       AND
                                  JOHN DUGENSKE
                              PORTFOLIO CO-MANAGERS

                               /s/ Cynthia Damian

                                /s/ Alyssa Juros

                                 CYNTHIA DAMIAN
                                       AND
                                  ALYSSA JUROS
                          PORTFOLIO ASSOCIATE MANAGERS

*Current yield more closely reflects current earnings than does total return.

PERFORMANCE HIGHLIGHTS

                                                                 FOR THE 7 DAYS ENDED 4/30/2005
NEUBERGER BERMAN GOVERNMENT MONEY FUND   INCEPTION DATE   CURRENT YIELD(2)   EFFECTIVE YIELD(2)
INVESTOR CLASS                               11/14/1983              2.35%                2.38%

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN ON AN INVESTMENT IN A MONEY MARKET FUND WILL FLUCTUATE. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END VISIT www.nb.com/performance. THE COMPOSITION, INDUSTRIES AND HOLDINGS OF THE FUND ARE SUBJECT TO CHANGE.

AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

MATURITY DIVERSIFICATION
(% BY MATURITY)

1 Day                                      0.0%
2 - 7 Days                                32.4
8 - 15 Days                                4.6
16 - 30 Days                              27.3
31 - 60 Days                              19.5
61 - 90 Days                              16.4
91 - 180 Days                              0.0
181 - 270 Days                             0.0
271+ Days                                  0.0
Liabilities, less cash, receivables and
   other assets                           (0.2)

ENDNOTES

1. Neuberger Berman Management Inc. ("Management") has contractually undertaken to reimburse the following Funds so that the total operating expenses exclusive of taxes, interest, brokerage commissions and extraordinary expenses are limited to 0.65% for Neuberger Berman Cash Reserves, 1.00% for Neuberger Berman High Income Bond Fund, 0.70% for Neuberger Berman Limited Maturity Bond Fund (Investor Class), 0.80% for Neuberger Berman Limited Maturity Bond Fund (Trust Class), and 0.65% for Neuberger Berman Municipal Securities Trust, of average daily net assets. Each undertaking lasts until October 31, 2008. Each of these Funds has contractually undertaken to reimburse Management for the excess expenses paid by Management, provided the reimbursements do not cause its total operating expenses (exclusive of taxes, interest, brokerage commissions and extraordinary expenses) to exceed the above stated expense limitation and the reimbursements are made within three years after the year that Management incurred the expense. For the six months ended April 30, 2005, there were no reimbursements of expenses by Management to Neuberger Berman Cash Reserves and Neuberger Berman High Income Bond Fund. Absent such reimbursements, the total returns of Neuberger Berman's Limited Maturity Bond Fund Investor Class, Limited Maturity Bond Fund Trust Class, and Municipal Securities Trust would have been less.

2. "Current yield" of a money market fund refers to the income generated by an investment in the Fund over a recent 7-day period. This income is then "annualized." The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "current yield" because of the compounding effect of this assumed reinvestment. Yields of a money market fund will fluctuate and past performance is not a guarantee of future results.

3. Returns would have been lower if Management had not reimbursed certain expenses during the periods shown, as applicable.

4. Tax-equivalent effective yield is the taxable effective yield that an investor would have had to receive in order to realize the same level of yield after Federal income taxes at the highest Federal tax rate, currently 35% in 2005, assuming that all of the Fund's income is exempt from Federal income taxes.

5. A portion of the income of Neuberger Berman Municipal Money Fund and Neuberger Berman Municipal Securities Trust may be subject to the Federal alternative minimum tax for certain investors.

6. This Fund is the successor to the Lipper High Income Bond Fund ("Lipper Fund"). The total return and data for the periods prior to September 7, 2002, are those of the Lipper High Income Bond Fund Premier Class. The data reflect performance of the Lipper Fund for the period April 1, 1996, through September 6, 2002, and the performance of Lipper Fund's predecessor partnership for the period February 1, 1992 (date of inception), through March 31, 1996, as applicable. The investment policies, objectives, guidelines and restrictions of the Fund are in all material respects equivalent to those of the Lipper Fund which were in all material respects equivalent to those of its predecessor partnership. Had Lipper Fund's predecessor partnership been subject to the provisions of the 1940 Act, its investment performance may have been adversely affected. Returns would have been lower if the manager of the Lipper Fund had not waived certain of its fees during the periods shown.

GLOSSARY OF INDICES

            THE MERRILL LYNCH 1-3 YEAR TREASURY INDEX:  An unmanaged total return market value index consisting of all coupon-bearing U.S. Treasury publicly placed debt securities with maturities between 1 and 3 years.

  THE LEHMAN BROTHERS 7-YEAR GENERAL OBLIGATION INDEX:  An unmanaged total return performance benchmark for the intermediate-term,
                                                        7-year, investment grade General Obligations (State and Local) tax-exempt bond market.

               THE iMONEYNET MONEY FUND REPORT TAXABLE  Measures the performance of retail money market mutual funds which hold
                            FIRST TIER RETAIL AVERAGE:  "First Tier" securities as defined by Rule 2a-7 of the Investment Company
                                                        Act of 1940 (not including Second Tier Commercial Paper). First Tier securities are those rated in the highest short-term rating category by two or more nationally recognized statistical ratings organizations or one, if only one has rated the security.

                       THE iMONEYNET MONEY FUND REPORT  Measures the performance of retail money market mutual funds which invest
                              TREASURY RETAIL AVERAGE:  only in obligations of the U.S. Treasury (T-Bills).

                       THE iMONEYNET MONEY FUND REPORT  Measures the performance of retail money market mutual funds which invest
               GOVERNMENT AND AGENCIES RETAIL AVERAGE:  in obligations of the U.S. Treasury (T-Bills), repurchase agreements, or
                                                        U.S. Government Agency securities.

                       THE iMONEYNET MONEY FUND REPORT  Measures all national tax-free and municipal retail funds. Portfolio
                     TAX-FREE NATIONAL RETAIL AVERAGE:  holdings of tax-free funds include Rated and Unrated Demand Notes, Rated and Unrated General Market Notes, Commercial Paper, Put Bonds -- 6 months or less, Put Bonds -- over 6 months, AMT Paper, and Other Tax-Free holdings.

LEHMAN BROTHERS INTERMEDIATE BA U.S. HIGH YIELD INDEX:  An unmanaged index comprised of BB-rated bonds with maturities of less than
                                                        10 years.

Please note that indices do not take into account any fees and expenses or any tax consequences of investing in the individual securities that they track and that investors cannot invest directly in any index or average. Data about the performance of each index or average are prepared or obtained by Neuberger Berman Management Inc. and include reinvestment of all dividends and capital gain distributions. Each Fund may invest in securities not included in its respective index.

INFORMATION ABOUT YOUR FUND'S EXPENSES

These tables are designed to provide information regarding costs related to your investments. All mutual funds incur operating expenses, which include management fees, fees for administrative services and costs of shareholder reports, among others. The following examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The table illustrates the fund's costs in two ways:

                                    ACTUAL EXPENSES:   The first section of the table provides information about actual account values and actual expenses in dollars. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

       HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES:   The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in these Funds versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5%
                                                       hypothetical examples that appear in the shareholder reports of other funds.

EXPENSE INFORMATION  As of 4/30/05 (Unaudited)

NEUBERGER BERMAN CASH RESERVES FUND

                             BEGINNING         ENDING      EXPENSES
                               ACCOUNT        ACCOUNT   PAID DURING
ACTUAL                           VALUE          VALUE   THE PERIOD*
-------------------------------------------------------------------
Investor Class                 $ 1,000     $ 1,009.20        $ 2.59

HYPOTHETICAL (5% ANNUAL
RETURN BEFORE EXPENSES)**
-------------------------------------------------------------------
Investor Class                 $ 1,000     $ 1,022.22        $ 2.61

NEUBERGER BERMAN GOVERNMENT MONEY FUND

                             BEGINNING         ENDING      EXPENSES
                               ACCOUNT        ACCOUNT   PAID DURING
ACTUAL                           VALUE          VALUE   THE PERIOD*
-------------------------------------------------------------------
Investor Class                 $ 1,000     $ 1,008.90        $ 2.44

HYPOTHETICAL (5% ANNUAL
RETURN BEFORE EXPENSES)**
-------------------------------------------------------------------
Investor Class                 $ 1,000     $ 1,022.36        $ 2.46

NEUBERGER BERMAN HIGH INCOME BOND FUND

                             BEGINNING         ENDING      EXPENSES
                               ACCOUNT        ACCOUNT   PAID DURING
ACTUAL                           VALUE          VALUE   THE PERIOD*
-------------------------------------------------------------------
Investor Class                 $ 1,000     $   984.80        $ 4.33

HYPOTHETICAL (5% ANNUAL
RETURN BEFORE EXPENSES)**
-------------------------------------------------------------------
Investor Class                 $ 1,000     $ 1,020.43        $ 4.41

NEUBERGER BERMAN LIMITED MATURITY BOND FUND

                             BEGINNING         ENDING      EXPENSES
                               ACCOUNT        ACCOUNT   PAID DURING
ACTUAL                           VALUE          VALUE   THE PERIOD*
-------------------------------------------------------------------
Investor Class                 $ 1,000     $ 1,001.40        $ 3.47
Trust Class                    $ 1,000     $ 1,000.00        $ 3.97

HYPOTHETICAL (5% ANNUAL
RETURN BEFORE EXPENSES)**
-------------------------------------------------------------------
Investor Class                 $ 1,000     $ 1,021.32        $ 3.51
Trust Class                    $ 1,000     $ 1,020.83        $ 4.01

NEUBERGER BERMAN MUNICIPAL MONEY FUND

                             BEGINNING         ENDING      EXPENSES
                               ACCOUNT        ACCOUNT   PAID DURING
ACTUAL                           VALUE          VALUE   THE PERIOD*
-------------------------------------------------------------------
Investor Class                 $ 1,000     $ 1,006.30        $ 3.48

HYPOTHETICAL (5% ANNUAL
RETURN BEFORE EXPENSES)**
-------------------------------------------------------------------
Investor Class                 $ 1,000     $ 1,021.32        $ 3.51

NEUBERGER BERMAN MUNICIPAL SECURITIES TRUST

                             BEGINNING         ENDING      EXPENSES
                               ACCOUNT        ACCOUNT   PAID DURING
ACTUAL                           VALUE          VALUE   THE PERIOD*
-------------------------------------------------------------------
Investor Class                 $ 1,000     $ 1,002.00        $ 3.23

HYPOTHETICAL (5% ANNUAL
RETURN BEFORE EXPENSES)**
-------------------------------------------------------------------
Investor Class                 $ 1,000     $ 1,021.57        $ 3.26

 * For each class of the Fund, expenses are equal to the expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).
** Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 365.

SCHEDULE OF INVESTMENTS Limited Maturity Bond Fund

PRINCIPAL AMOUNT                                                                       RATING                  VALUE +
(000'S OMITTED)                                                                    MOODY'S    S&P    (000'S OMITTED)
U.S. TREASURY SECURITIES--BACKED BY THE FULL FAITH AND
CREDIT OF THE U.S. GOVERNMENT (3.1%)
$    3,500   U.S. Treasury Notes, 2.25%, due 4/30/06                                 TSY      TSY         $    3,461
     1,500   U.S. Treasury Notes, 3.63%, due 4/30/07                                 TSY      TSY              1,499
       350   U.S. Treasury Notes, 3.00%, due 2/15/08                                 TSY      TSY                343
                                                                                                          ----------
             TOTAL U.S. TREASURY SECURITIES--BACKED BY THE FULL FAITH AND
             CREDIT OF THE U.S. GOVERNMENT (COST $5,303)                                                       5,303
                                                                                                          ----------

U.S. GOVERNMENT AGENCY SECURITIES (18.0%)
     4,335   Fannie Mae, Notes, 5.25%, due 6/15/06                                   AGY      AGY              4,408
    12,985   Federal Home Loan Bank, Disc. Notes, 2.88%, due 8/15/06                 AGY      AGY             12,850
    13,835   Federal Home Loan Mortgage Corp., Notes, 5.50%, due 7/15/06             AGY      AGY             14,122
                                                                                                          ----------
             TOTAL U.S. GOVERNMENT AGENCY SECURITIES (COST $31,517)                                           31,380
                                                                                                          ----------

MORTGAGE-BACKED SECURITIES (1.0%)
FANNIE MAE
       402   Collateralized Mortgage Obligations, Planned Amortization
             Certificates, Ser. 2003-16, Class PA, 4.50%, due 11/25/09               AGY      AGY                403
FREDDIE MAC
        27   ARM Certificates, 2.88%, due 1/1/17                                     AGY      AGY                 27
       320   Pass-Through Certificates, 5.00%, due 2/1/07                            AGY      AGY                325
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
         7   Pass-Through Certificates, 7.50%, due 10/15/09 - 8/15/10                AGY      AGY                  9
        91   Pass-Through Certificates, 7.00%, due 4/15/11                           AGY      AGY                 96
        33   Pass-Through Certificates, 12.00%, due 12/15/12 - 5/15/14               AGY      AGY                 38
       860   Pass-Through Certificates, 6.00%, due 1/15/33                           AGY      AGY                887
                                                                                                          ----------
             TOTAL MORTGAGE-BACKED SECURITIES (COST $1,786)                                                    1,785
                                                                                                          ----------

CORPORATE DEBT SECURITIES (51.0%)
     2,450   Allstate Corp., Senior Notes, 7.88%, due 5/1/05                                                   2,450^^
     1,950   American Express, Notes, 5.50%, due 9/12/06                             A1       A+               1,989
     1,310   AT&T Wireless Services, Inc., Senior Notes, 7.35%, due 3/1/06          Baa2       A               1,348
     2,400   Bank of America Corp., Senior Notes, 3.88%, due 1/15/08                 Aa2      AA-              2,383
     1,745   Bank of New York Co., Inc., Senior Notes, 5.20%, due 7/1/07             Aa3      A+               1,780
     2,120   Bear Stearns Co., Inc., Notes, 6.50%, due 5/1/06                        A1        A               2,174
     2,000   Berkshire Hathaway Finance, Notes, 3.40%, due 7/2/07                   Aaa       AAA              1,972
     1,750   Boeing Capital Corp., Senior Notes, 5.75%, due 2/15/07                  A3        A               1,798
     1,000   Capital One Bank, Senior Notes, 8.25%, due 6/15/05                     Baa2      BBB              1,005
     1,900   Caterpillar Financial Services Corp., Notes,
             2.59%, due 7/15/06                                                      A2        A               1,872
     1,300   CBS Corp., Guaranteed Senior Notes, 7.15%, due 5/20/05                  A3        A-              1,302
       960   Chase Manhattan Corp., Subordinated Notes, 7.25%, due 6/1/07            A1        A               1,017
     2,000   CIT Group, Inc., Senior Notes, 4.13%, due 2/21/06                       A2        A               2,007
     3,500   Citigroup Inc., Notes, 5.00%, due 3/6/07                                Aa1      AA-              3,558
     2,000   Coca-Cola Enterprises, Notes, 5.38%, due 8/15/06                        A2        A               2,033
     1,300   Comcast Cable Communications, Notes, 8.38%, due 5/1/07                 Baa2      BBB              1,401
     2,235   Credit Suisse First Boston USA, Inc., Notes, 5.88%,
             due 8/1/06                                                              Aa3       A+              2,288
     1,500   Daimler Chrysler N.A. Holdings Corp., Guaranteed Notes,
             6.40%, due 5/15/06                                                      A3       BBB              1,525
     1,950   Diageo Finance BV, Guaranteed Notes, 3.00%, due 12/15/06                A2        A               1,916
       715   Enterprise Products Operating, Senior Notes,
             4.00%, due 10/15/07                                                    Baa3      BB+                702
     3,600   General Electric Capital Corp., Notes, 3.50%, due 5/1/08               Aaa       AAA              3,526

PRINCIPAL AMOUNT                                                                       RATING                  VALUE +
(000'S OMITTED)                                                                    MOODY'S    S&P    (000'S OMITTED)
$      800   General Motors Acceptance Corp., Notes, 6.13%, due 9/15/06             Baa2       BB         $      795
       540   General Motors Acceptance Corp., Notes, 6.13%, due 2/1/07              Baa2       BB                531
     2,400   Goldman Sachs Group, Inc., Notes, 4.13%, due 1/15/08                    Aa3       A+              2,394
     1,440   Hertz Corp., Senior Notes, 8.25%, due 6/1/05                           Baa2                       1,443
     1,950   Hewlett-Packard Co., Senior Notes, 5.50%, due 7/1/07                    A3        A-              2,005
     1,900   HSBC Finance Corp., Notes, 5.75%, due 1/30/07                           A1        A               1,952
       340   IBP, Inc., Senior Notes, 6.13%, due 2/1/06                             Baa3      BBB                345
     1,900   International Lease Finance Corp., Notes, 5.75%, due 2/15/07            A1       AA-              1,949
     1,630   John Deere Capital Corp., Notes, 5.13%, due 10/19/06                    A3        A-              1,657
     1,300   Kraft Foods, Inc., Notes, 4.63%, due 11/1/06                            A3       BBB+             1,309
     1,000   Lear Corp., Guaranteed Senior Notes, Ser. B,
             7.96%, due 5/15/05                                                     Baa3      BBB-             1,001
     1,200   Mallinckrodt Group, Inc., Notes, 6.50%, due 11/15/07                   Baa3      BBB              1,256
     2,400   Merrill Lynch & Co., Medium-Term Notes, 6.13%, due 5/16/06              Aa3      A+               2,453
     2,235   Morgan Stanley, Bonds, 5.80%, due 4/1/07                                Aa3      A+               2,298
     1,900   National Rural Utilities Collateral Trust, 6.00%, due 5/15/06           A1       A+               1,940
       444   Raytheon Co., Notes, 6.50%, due 7/15/05                                Baa3      BBB-               447
     1,340   Reliant Energy Resources Corp., Notes, Ser. B,
             8.13%, due 7/15/05                                                      Ba1      BBB              1,353
     1,500   Sara Lee Corp., Medium-Term Notes, Ser. B, 6.40%, due 6/9/05             A3       A               1,503
     2,200   SBC Communications, Inc., Notes, 5.75%, due 5/2/06                       A2       A               2,239
     1,000   Sprint Capital Corp., Guaranteed Notes, 6.00%, due 1/15/07             Baa3      BBB-             1,027
     1,950   Target Corp., Notes, 3.38%, due 3/1/08                                   A2       A+              1,913
     1,900   Time Warner, Inc., Notes, 5.63%, due 5/1/05                                                       1,900^^^
     1,850   Toyota Motor Credit Corp., Medium Term Notes,
             2.70%, due 1/30/07                                                     Aaa       AAA              1,811
     1,250   Union Bank Switzerland-NY, Subordinated Notes,
             7.25%, due 7/15/06                                                     Aa3        AA              1,293
       950   Univision Communications, Inc., Guaranteed Notes,
             3.50%, due 10/15/07                                                    Baa2      BBB-               931
     1,800   US Bank N.A., Notes, 2.85%, due 11/15/06                               Aa1        AA-             1,772
     2,375   Verizon Wireless Capital, Notes, 5.38%, due 12/15/06                    A3        A+              2,423
     2,300   Wachovia Corporation, Notes, 4.95%, due 11/1/06                        Aa3        A+              2,331
     1,750   Washington Mutual, Inc., Senior Notes, 5.63%, due 1/15/07               A3        A-              1,790
     1,000   Weyerhaeuser Co., Notes, 6.00%, due 8/1/06                             Baa2      BBB              1,026
     1,750   Xcel Energy, Inc., Senior Notes, 3.40%, due 7/1/08                     Baa1      BBB-             1,696
                                                                                                          ----------
             TOTAL CORPORATE DEBT SECURITIES (COST $89,657)                                                   88,829
                                                                                                          ----------

FOREIGN GOVERNMENT SECURITIES^ (4.1%)
EUR  3,600   Bundesobligation, 3.50%, due 10/10/08                                  Aaa       AAA              4,801
EUR  1,810   Bundesobligation, 3.25%, due 4/17/09                                   Aaa       AAA              2,392
                                                                                                          ----------
             TOTAL FOREIGN GOVERNMENT SECURITIES (COST $6,817)                                                 7,193
                                                                                                          ----------

ASSET-BACKED SECURITIES (18.8%)
     3,300   Banc of America Commercial Mortgage Inc., Series 2005-1,
             Class A1, 4.36%, due 11/10/42                                                    AAA              3,316
     3,000   Capital Auto Receivables Asset Trust, Ser. 2004-2,
             3.58%, due 1/15/09                                                     Aaa       AAA              2,963
     1,850   Capital One Prime Auto Receivables Trust, Series 2004-3,
             3.39%, due 1/15/09                                                     Aaa       AAA              1,832
     3,600   Chase Manhattan Auto Owner Trust, Ser. 2003-C, Class A4,
             2.94%, due 6/15/10                                                     Aaa       AAA              3,531
     3,750   Citibank Credit Card Issuance Trust, Ser. 2004-A1,
             2.55%, due 1/20/09                                                     Aaa       AAA              3,664

See Notes to Schedule of Investments

PRINCIPAL AMOUNT                                                                        RATING                  VALUE +
(000'S OMITTED)                                                                    MOODY'S    S&P    (000'S OMITTED)
$    4,000   Daimler Chrysler Auto Trust, Ser. 2003-B, Class A4,
             2.86%, due 3/9/09                                                      Aaa       AAA         $    3,928
     2,250   Ford Credit Auto Owner Trust, Ser. 2005-A, Class A3,
             3.48%, due 11/15/08                                                    Aaa       AAA              2,235
     4,120   Honda Auto Receivables Owner Trust, Ser. 2004, Class A4,
             3.28%, due 2/18/10                                                     Aaa       AAA              4,010
     3,750   MBNA Credit Card Master Note Trust, Ser. 2002-A1,  Class A1,
             4.95%, due 6/15/09                                                     Aaa       AAA              3,821
     2,250   Nissan Auto Receivables Owner Trust, Ser. 2005-A, Class A3,
             3.54%, due 10/15/08                                                    Aaa       AAA              2,234
     1,100   USAA Auto Owner Trust, Series 2005-1, Class A3,
             3.90%, due 7/15/09                                                     Aaa       AAA              1,098
                                                                                                          ----------
             TOTAL ASSET-BACKED SECURITIES (COST $32,949)                                                     32,632
                                                                                                          ----------

REPURCHASE AGREEMENTS (1.5%)
     2,585   State Street Bank and Trust Co. Repurchase Agreement, 2.60%,
             due 5/2/05, dated 4/29/05, Maturity Value $2,585,560,
             Collateralized by $2,650,000 U.S. Treasury Bonds, 3.13%,
             due 5/15/07 (Collateral Value $2,663,250) (COST $2,585)                                           2,585#
                                                                                                          ----------
             TOTAL INVESTMENTS (97.5%) (COST $170,614)                                                       169,707##

             Cash, receivables and other assets, less liabilities (2.5%)                                       4,382
                                                                                                          ----------

             TOTAL NET ASSETS (100.00%)                                                                   $  174,089
                                                                                                          ----------

SCHEDULE OF INVESTMENTS High Income Bond Fund

PRINCIPAL AMOUNT                                                                       RATING                  VALUE +
(000'S OMITTED)                                                                    MOODY'S    S&P    (000'S OMITTED)
CORPORATE DEBT SECURITIES (94.6%)
$    2,425   Abitibi-Consolidated, Inc., Notes, 6.95%, due 4/1/08                    Ba3      BB-         $    2,340
     2,575   Abitibi-Consolidated, Inc., Notes, 8.55%, due 8/1/10                    Ba3      BB-              2,479
     7,250   AES Corp., Senior Secured Notes, 8.75%, due 5/15/13                     Ba3      B+               7,848**
     3,125   AGCO Corp., Guaranteed Notes, 9.50%, due 5/1/08                         Ba3      BB-              3,273
     5,750   Airgas, Inc., Senior Subordinated Notes, 9.13%, due 10/1/11             Ba2      BB-              6,210
     5,150   Alderwoods Group, Inc., Senior Notes, 7.75%, due 9/15/12                B2       B                5,330**
     4,000   Alliant Techsystems, Inc., Senior Subordinated Notes,
             8.50%, due 5/15/11                                                      B2       B                4,250
     1,500   Allied Waste North America, Inc., Guaranteed Notes, Ser. B,
             8.88%, due 4/1/08                                                       B2       BB-              1,541
     2,667   Allied Waste North America, Inc., Guaranteed Senior Secured
             Notes, Ser. B, 9.25%, due 9/1/12                                        B2       BB-              2,814
     2,000   Allied Waste North America, Inc., Senior Notes,
             7.25%, due 3/15/15                                                      B2       BB-              1,820**
     6,275   Amerada Hess Corp., Notes, 6.65%, due 8/15/11                           Ba1      BBB-             6,747
     6,875   Amerigas Partners L.P., Senior Notes, Ser. B, 8.88%, due 5/20/11                 BB-              7,459
     5,000   Amerigas Partners L.P., Senior Unsecured Notes,
             7.25%, due 5/20/15                                                      B2       BB-              5,000+++++**
     7,575   AMETEK, Inc., Senior Notes, 7.20%, due 7/15/08                         Baa3      BBB              8,132
     8,625   Arch Western Finance Corp., Senior Notes, 6.75%, due 7/1/13             Ba3      BB               8,647
     4,250   Arvin Industries, Inc., Senior Notes, 6.75%, due 3/15/08                Ba1      BB+              4,101
     6,825   Aviall, Inc., Senior Notes, 7.63%, due 7/1/11                           B1       BB               6,996
     4,000   BCP Crystal Holdings Corp., Senior Subordinated Notes,
             9.63%, due 6/15/14                                                      B3       B-               4,410
     4,750   Boise Cascade LLC, Floating Quarterly Senior Notes,
             6.02%, due 10/15/12                                                     B1       B+               4,702**
     2,500   Boise Cascade LLC, Senior Subordinated Notes,
             7.13%, due 10/15/14                                                     B2       B+               2,375**
     4,175   Bombardier Recreational Products, Senior Subordinated Notes,
             8.38%, due 12/15/13                                                     B3       B-               4,363
     5,500   BoWater Canada Finance Corp., Guaranteed Notes,
             7.95%, due 11/15/11                                                     Ba3      BB               5,445
     4,375   Case New Holland, Inc., Senior Notes, 6.00%, due 6/1/09                 Ba3      BB-              4,036**
     2,875   Case New Holland, Inc., Senior Notes, 9.25%, due 8/1/11                 Ba3      BB-              2,932**
     5,125   Charter Communications Operating LLC, Senior Notes,
             8.00%, due 4/30/12                                                      B2       B-               4,920**
     2,500   Chesapeake Energy Corp., Guaranteed Senior Notes,
             8.13%, due 4/1/11                                                       Ba3      BB-              2,625
     4,000   Chesapeake Energy Corp., Senior Notes, 7.00%, due 8/15/14               Ba3      BB-              4,100
     3,500   Chiquita Brands International, Senior Notes,
             7.50%, due 11/1/14                                                      B3       B-               3,203
     2,500   CITGO Petroleum Corp., Senior Notes, 7.88%, due 5/15/06                 Ba2      BB               2,531
     3,575   CITGO Petroleum Corp., Senior Notes, 6.00%, due 10/15/11                Ba2      BB               3,477**
     4,750   CMS Energy Corp., Senior Notes, 8.90%, due 7/15/08                      B1       B+               5,059
     3,000   CMS Energy Corp., Senior Notes, 7.75%, due 8/1/10                       B1       B+               3,082
     5,750   Compass Minerals Group, Inc., Senior Subordinated Notes,
             10.00%, due 8/15/11                                                     B3       B-               6,267
     6,075   Constellation Brands, Inc., Guaranteed Senior Subordinated
             Notes, Ser. B, 8.13%, due 1/15/12                                       Ba3      B+               6,227+++
     2,625   Coventry Health Care, Inc., Senior Notes, 8.13%, due 2/15/12            Ba1      BBB-             2,822
     8,750   CSC Holdings, Inc., Senior Notes, Ser. B, 8.13%, due 7/15/09            B1       BB-              8,969

See Notes to Schedule of Investments

PRINCIPAL AMOUNT                                                                       RATING                  VALUE +
(000'S OMITTED)                                                                    MOODY'S    S&P    (000'S OMITTED)
$    3,175   D. R. Horton, Inc., Guaranteed Senior Unsecured Notes,
             5.00%, due 1/15/09                                                     Ba1       BB+         $    3,140
     6,000   D. R. Horton, Inc., Guaranteed Senior Notes,
             8.50%, due 4/15/12                                                     Ba1       BB+              6,560++++++
     4,325   Dana Corp., Notes, 6.50%, due 3/1/09                                   Ba2       BBB-             4,146
     2,000   Davita, Inc., Senior Notes, 6.63%, due 3/15/13                         B2         B               1,980**
     2,000   Davita, Inc., Senior Subordinated Notes, 7.25%, due 3/15/15            B3         B               1,945**
     2,500   Dean Foods Co., Senior Notes, 6.75%, due 6/15/05                       Ba2       BB-              2,500
     5,625   Dean Foods Co., Senior Notes, 6.63%, due 5/15/09                       Ba2       BB-              5,709+++
     2,625   Dole Foods Co., Inc., Debentures, 8.75%, due 7/15/13                   B2        B+               2,783
     1,852   Dole Foods Co., Inc., Senior Notes, 8.63%, due 5/1/09                  B2        B+               1,949
     3,750   Dresser, Inc., Guaranteed Senior Subordinated Notes,
             9.38% due 4/15/11                                                      B2        B                3,919
     5,000   EchoStar DBS Corp., Senior Notes, 5.75%, due 10/1/08                   Ba3       BB-              4,919
     1,925   Edison Mission Energy, Senior Notes, 10.00%, due 8/15/08               B1        B+               2,103
     4,075   Edison Mission Energy, Senior Notes, 9.88%, due 4/15/11                B1        B+               4,605
     4,325   El Paso Natural Gas, Senior Notes, Ser. A, 7.63%, due 8/1/10           B1        B-               4,519
     5,325   Entercom Radio/Capital, Guaranteed Senior Notes,
             7.63%, due 3/1/14                                                      Ba2       B+               5,538
     5,625   Enterprise Products Operating L.P., Guaranteed Senior Notes,
             7.50%, due 2/1/11                                                     Baa3       BB+              6,260
     7,575   Entravision Communications Corp., Guaranteed Notes,
             8.13%, due 3/15/09                                                      B3       B-               7,802
     3,000   ERICO International Corp., Senior Subordinated Notes,
             8.88%, due 3/1/12                                                       B3       B-               3,030
     6,575   Evergreen Resources, Inc., Senior Subordinated Notes,
             5.88%, due 3/15/12                                                    Baa3      BBB-              6,577
     5,000   Felcor Lodging L.P., Senior Floating Rate Notes,
             6.87%, due 6/1/11                                                       B1       B-               5,125
     7,000   Ferrellgas L.P., Senior Notes, 8.75%, due 6/15/12                       B2       B-               7,070
     1,750   Ferrellgas L.P., Senior Notes, 6.75%, due 5/1/14                       Ba3       B+               1,663
     2,500   Fisher Scientific International, Inc., Senior Subordinated Notes,
             8.13%, due 5/1/12                                                      Ba3       BB+              2,772
     6,175   Fisher Scientific International, Inc., Senior Subordinated Notes,
             8.00%, due 9/1/13                                                      Ba3       BB+              6,638
     3,750   Flowserve Corp., Guaranteed Senior Subordinated Notes,
             12.25%, due 8/15/10                                                     B2        B               4,050
     7,125   Forest Oil Corp., Senior Notes, 8.00%, due 6/15/08                     Ba3       BB-              7,552
     5,875   Freescale Semiconductor, Senior Notes, 6.88%, due 7/15/11              Ba2       BB+              6,022
     4,125   General Cable Corp., Senior Notes, 9.50%, due 11/15/10                  B2        B               4,373
     3,000   General Motors Acceptance Corp., Floating Rate Notes,
             4.05%, due 1/16/07                                                    Baa2        BB              2,864
     1,875   General Motors Acceptance Corp., Notes, 5.63%, due 5/15/09            Baa2        BB              1,697
     2,575   Georgia Gulf Corp., Notes, 7.63%, due 11/15/05                         Ba2       BBB-             2,607
     6,325   Georgia Gulf Corp., Senior Notes, 7.13%, due 12/15/13                  Ba3        BB-             6,483
     5,125   Georgia Pacific Corp., Senior Notes, 7.38%, due 7/15/08                Ba2        BB+             5,356
     2,500   Grant Prideco, Inc., Guaranteed Senior Notes, Ser. B,
             9.63%, due 12/1/07                                                     Ba3        BB-             2,731
     2,625   Grant Prideco, Inc., Guaranteed Notes, 9.00%, due 12/15/09             Ba3        BB-             2,862
     3,875   GulfMark Offshore, Inc., Senior Notes, 7.75%, due 7/15/14               B2        BB-             3,914**
     2,000   Hanover Equipment Trust 2001 A, Senior Secured Notes, Ser. A,
             8.50%, due 9/1/08                                                       B2        B+              2,080

PRINCIPAL AMOUNT                                                                       RATING                  VALUE +
(000'S OMITTED)                                                                    MOODY'S    S&P    (000'S OMITTED)
$    3,250   Hanover Equipment Trust 2001 B, Senior Secured Notes, Ser. B,
             8.75%, due 9/1/11                                                       B2       B+          $    3,408
     3,750   HCA, Inc., Notes, 5.50%, due 12/1/09                                   Ba2       BB+              3,721
     3,125   HCA, Inc., Notes, 6.30%, due 10/1/12                                   Ba2       BB+              3,142
     5,000   Hines Nurseries, Inc., Senior Notes, 10.25%, due 10/1/11                B3        B               5,250
       613   HMH Properties, Inc., Guaranteed Senior Notes, Ser. B,
             7.88%, due 8/1/08                                                      Ba3        B+                625
     8,000   Host Marriott L.P., Senior Notes, Ser. M 7.00%, due 8/15/12            Ba3        B+              8,080
     7,125   Invista, Notes, 9.25%, due 5/1/12                                       B1        B+              7,597**
     5,000   iStar Financial, Inc., Senior Notes, 5.13%, due 4/1/11                 Baa3      BBB-             4,922
     2,500   Jafra Cosmetics, Senior Subordinated Notes,
             10.75%, due 5/15/11                                                     B3        B-              2,813
     2,500   Jefferson Smurfit Corp., Guaranteed Senior Notes,
             8.25%, due 10/1/12                                                      B2        B               2,450
     5,650   K. Hovnanian Enterprises, Guaranteed Notes,
             6.00%, due 1/15/10                                                     Ba2        B+              5,509
     1,000   K. Hovnanian Enterprises, Guaranteed Notes,
             8.88%, due 4/1/12                                                      Ba2        B+              1,065
     2,500   KB Home, Notes, 6.38%, due 8/15/11                                     Ba1       BB+              2,577
     3,250   KB Home, Senior Subordinated Notes, 8.63%, due 12/15/08                Ba2       BB-              3,541
     3,125   Kennametal, Inc., Senior Notes, 7.20%, due 6/15/12                     Ba1       BBB              3,476
     4,875   L-3 Communications Corp., Guaranteed Senior Subordinated Notes,
             7.63%, due 6/15/12                                                     Ba3       BB+              5,155
     8,000   Lamar Media Corp., Guaranteed Notes, 7.25%, due 1/1/13                 Ba3        B               8,240
     5,000   Las Vegas Sands Corp., Senior Notes, 6.38%, due 2/15/15                 B2        B               4,688**
     4,700   LIN Television Corp., Senior Subordinated Notes,
             6.50%, due 5/15/13                                                      B1        B               4,500
     1,175   LIN Television Corp., Senior Subordinated Notes,
             6.50%, due 5/15/13                                                      B1        B               1,125**
     4,525   Louisiana Pacific Corp., Senior Notes, 8.88%, due 8/15/10              Baa3      BBB-             5,119
     3,675   Lyondell Chemical Co., Guaranteed Senior Notes,
             9.50%, due 12/15/08                                                     B1        BB-             3,918
     3,225   Lyondell Chemical Co., Guaranteed Senior Notes,
             10.50%, due 6/1/13                                                      B1        BB-             3,717
     2,500   MGM Mirage, Inc., Guaranteed Senior Notes,
             8.50%, due 9/15/10                                                     Ba2        BB              2,725
     6,825   MGM Mirage, Inc., Guaranteed Notes, 6.00%, due 10/1/09                 Ba2        BB              6,731
     5,175   Millar Western Forest, Senior Notes, 7.75%, due 11/15/13                B2        B+              4,916
     3,750   Millennium America, Inc., Guaranteed Notes,
             7.00%, due 11/15/06                                                     B1        BB-             3,816
     5,750   Moog, Inc., Senior Subordinated Notes, 6.25%, due 1/15/15              Ba3        B+              5,692
     6,000   MSW Energy Holdings LLC, Guaranteed Senior Secured Notes,
             Ser. B, 7.38%, due 9/1/10                                              Ba3        BB-             5,970
     8,425   Nalco Co., Senior Notes, 7.75%, due 11/15/11                            B2        B-              8,593
     5,875   Navistar International Corp., Senior Notes,
             7.50%, due 6/15/11                                                     Ba3        BB-             5,552
     3,525   Nevada Power Co., General Refunding Mortgage Notes, Ser. E,
             10.88%, due 10/15/09                                                   Ba2                        3,913
     3,000   Newfield Exploration Co., Senior Notes, Ser. B,
             7.45%, due 10/15/07                                                    Ba2        BB+             3,135
     4,250   Newfield Exploration Co., Senior Notes, 7.63%, due 3/1/11              Ba2        BB+             4,569
     7,000   Nextel Communications, Inc., Senior Notes,
             6.88%, due 10/31/13                                                    Ba3        BB              7,350

See Notes to Schedule of Investments

PRINCIPAL AMOUNT                                                                       RATING                  VALUE +
(000'S OMITTED)                                                                    MOODY'S    S&P    (000'S OMITTED)
$    1,500   Noble Group, Ltd., Senior Notes, 6.63%, due 3/17/15                    Ba1        BB+        $    1,337**
     6,500   Norampac, Inc., Senior Notes, 6.75%, due 6/1/13                        Ba2        BB+             6,435
     7,500   Norske Skog Canada, Ltd., Guaranteed Senior Notes, Ser. D,
             8.63%, due 6/15/11                                                     Ba3        BB-             7,650+++
     1,250   Nortel Networks Corp., Guaranteed Notes, 7.40%, due 6/15/06             B3        B-              1,266
     5,125   Novelis, Inc., Senior Notes, 7.25%, due 2/15/15                         B1        B               4,958**
     7,575   NRG Energy, Inc., Secured Notes, 8.00%, due 12/15/13                    B1        B               7,651**
     7,000   NVR, Inc., Senior Notes, 5.00%, due 6/15/10                            Baa3       BB+             6,895
     2,525   OMEGA Healthcare Investors, Inc., Notes, 6.95%, due 8/1/07              B1        BB-             2,566
     3,075   Omnicare, Inc., Guaranteed Notes, Ser. B, 8.13%, due 3/15/11           Ba2        BB+             3,229
     5,175   Owens & Minor, Inc., Senior Subordinated Notes,
             8.50%, due 7/15/11                                                     Ba3        BB-             5,563
     3,325   Owens-Brockway Glass Container, Inc., Guaranteed Senior Notes,
             8.88%, due 2/15/09                                                      B1        BB-             3,541
     6,050   Owens-Brockway Glass Container, Inc., Guaranteed Senior Notes,
             8.25%, due 5/15/13                                                      B2        B               6,413
     3,125   Park Place Entertainment Corp., Senior Notes,
             7.50%, due 9/1/09                                                      Ba1        BB+             3,406
     5,750   Peabody Energy Corp., Guaranteed Senior Notes, Ser. B,
             6.88%, due 3/15/13                                                     Ba3        BB-             5,951
     2,000   Pilgrim's Pride Corp., Guaranteed Senior Notes,
             9.63%, due 9/15/11                                                     Ba2        BB-             2,185
     2,500   Pilgrim's Pride Corp., Senior Subordinated Notes,
             9.25%, due 11/15/13                                                    Ba3        B+              2,788
     2,575   Plains E&P Co., Senior Notes, 7.13%, due 6/15/14                       Ba2        BB-             2,678
     7,250   Pogo Producing Co., Senior Subordinated Notes, Ser. B,
             8.25%, due 4/15/11                                                     Ba3        BB              7,703
     5,225   Pride International, Inc., Senior Notes, 7.38%, due 7/15/14            Ba2        BB-             5,486
     5,000   PSE&G Energy Holdings, Inc., Notes, 7.75%, due 4/16/07                 Ba3        BB-             5,125
     7,075   Radio One, Inc., Guaranteed Senior Notes, 8.88%, due 7/1/11             B2        B               7,570
     4,125   Reliant Energy, Inc., Secured Notes, 6.75%, due 12/15/14                B1        B+              3,651
     5,000   Rent-A-Center, Inc., Guaranteed Senior Notes, Ser. B,
             7.50%, due 5/1/10                                                       B1        BB-             4,950
     1,000   Rogers Cable, Inc., Secured Notes, 7.88%, due 5/1/12                   Ba3        BB+             1,030
     3,000   Rogers Cable, Inc., Secured Notes, 5.50%, due 3/15/14                  Ba3        BB+             2,655
     5,250   Rogers Wireless, Inc., Secured Notes, 7.25%, due 12/15/12              Ba3        BB              5,368
     3,625   Ryland Group, Inc., Senior Notes, 5.38%, due 6/1/08                    Baa3      BBB-             3,684
     2,625   Salem Communications Holding Corp., Guaranteed Senior
             Subordinated Notes, 7.75%, due 12/15/10                                 B2        B-              2,691
     7,725   Salem Communications Holding Corp., Guaranteed Senior
             Subordinated Notes, Ser. B, 9.00%, due 7/1/11                           B2        B-              8,188
     7,625   Scotts Co., Senior Subordinated Notes, 6.63%, due 11/15/13             Ba2        B+              7,701
     6,575   Sequa Corp., Senior Notes, Ser. B, 8.88%, due 4/1/08                    B1        BB-             6,772
     6,625   Service Corp. International, Notes, 6.88%, due 10/1/07                 Ba3        BB              6,733
     2,500   Sierra Pacific Power Co., General Refunding Mortgage Notes,
             6.25%, due 4/15/12                                                     Ba2        BB              2,494
     6,625   Smithfield Foods, Inc., Senior Notes, 7.00%, due 8/1/11                Ba2        BB              6,774
     4,500   Southern Star Central Corp., Senior Secured Notes,
             8.50%, due 8/1/10                                                       B1        B+              4,815
     6,525   Speedway Motorsports, Inc., Senior Subordinated Notes,
             6.75%, due 6/1/13                                                      Ba2        B+              6,566
     5,750   Standard Pacific Corp., Senior Notes, 6.50%, due 10/1/08               Ba2        BB              5,807

PRINCIPAL AMOUNT                                                                       RATING                  VALUE +
(000'S OMITTED)                                                                    MOODY'S    S&P    (000'S OMITTED)
$    3,000   Starwood Hotels & Resorts, Worldwide, Inc., Guaranteed
             Senior Notes, 7.88%, due 5/1/12                                        Ba1        BB+        $    3,289
     5,000   Steinway Musical Instruments, Guaranteed Notes,
             8.75%, due 4/15/11                                                     Ba3        B+              5,250
     2,875   Stena AB, Senior Notes, 9.63%, due 12/1/12                             Ba3        BB-             3,112
     3,125   Stewart Enterprises, Senior Notes, 6.25%, due 2/15/13                   B1        BB-             3,031**
     6,125   Stone Container Corp., Senior Notes, 9.75%, due 2/1/11                  B2        B               6,416
     3,875   Suburban Propane Partners L.P., Senior Notes,
             6.88%, due 12/15/13                                                     B1        B               3,720
     5,750   Tembec Industries, Inc., Guaranteed Notes,
             8.63%, due 6/30/09                                                      B2        B               4,629
     2,000   Tembec Industries, Inc., Guaranteed Senior Notes,
             8.50%, due 2/1/11                                                       B2        B               1,530
     3,575   Tenet Healthcare Corp., Senior Notes, 6.38%, due 12/1/11                B3        B               3,325
     1,500   Tenet Healthcare Corp., Senior Notes, 9.25%, due 2/1/15                 B3        B               1,500**
     7,250   Toll Corp., Senior Subordinated Notes, 8.25%, due 12/1/11              Ba2        BB+             7,748+++
     2,875   Transcontinental Gas Pipe Line Corp., Notes, Ser. B,
             7.00%, due 8/15/11                                                     Ba2        B+              3,026
     5,000   Triad Hospitals, Inc., Senior Notes, 7.00%, due 5/15/12                 B2        B+              5,125
     4,375   TXU Corp., Notes, 4.80%, due 11/15/09                                  Ba1       BBB-             4,289**
     5,750   Unisys Corp., Senior Notes, 6.88%, due 3/15/10                         Ba1        BB+             5,506
     5,250   Valmont Industries, Inc., Guaranteed Notes, 6.88%, due 5/1/14          Ba3        B+              5,145
     5,000   Vintage Petroleum, Inc., Senior Notes, 8.25%, due 5/1/12               Ba3        BB-             5,388
     5,875   Vought Aircraft Industries, Inc., Senior Notes, 8.00%, due 7/15/11      B2        B-              5,581
     3,750   VWR International, Inc., Senior Notes, 6.88%, due 4/15/12               B3        B-              3,581
     2,000   Warnaco, Inc., Senior Notes, 8.88%, due 6/15/13                         B1        B               2,160
     4,875   Warner Music Group, Senior Subordinated Notes,
             7.38%, due 4/15/14                                                      B3        B-              4,875
     4,325   Westinghouse Air Brake, Senior Notes, 6.88%, due 7/31/13               Ba2        BB              4,347
     6,000   Williams Cos., Inc., Notes, 8.13%, due 3/15/12                          B1        B+              6,570
     5,875   Xerox Corp., Senior Notes, 6.88%, due 8/15/11                          Ba2        BB-             6,095
     4,825   Young Broadcasting, Inc., Guaranteed Senior Notes,
             8.50%, due 12/15/08                                                     B2        B-              5,166
                                                                                                          ----------
             TOTAL CORPORATE DEBT SECURITIES (COST $784,041)                                                 770,654
                                                                                                          ----------

CONVERTIBLE BONDS (1.3%)
     4,325   Fairchild Semiconductor, Inc., Senior Subordinated Notes,
             5.00%, due 11/1/08                                                                B               4,255
     7,125   Nortel Networks Corp., Notes, 4.25%, due 9/1/08                         B3        B-              6,439
                                                                                                          ----------
             TOTAL CONVERTIBLE BONDS (COST $11,197)                                                           10,694
                                                                                                          ----------

REPURCHASE AGREEMENTS (3.7%)
    30,110   State Street Bank and Trust Co. Repurchase Agreement, 2.60%,
             due 5/2/05, dated 4/29/05, Maturity Value $30,116,524,
             Collateralized by $30,860,000 U.S. Treasury Bonds, 3.13%, due
             5/15/07 (Collateral Value $31,014,300) (COST $30,110)                                            30,110#
                                                                                                          ----------

SHORT-TERM INVESTMENTS (1.7%)
    14,044   Neuberger Berman Securities Lending Quality Fund, LLC
             (COST $14,044)                                                                                   14,044#@@@
                                                                                                          ----------

See Notes to Schedule of Investments

NUMBER OF SHARES                                                                       RATING                 VALUE +
                                                                                   MOODY'S    S&P     (000'S OMITTED)
WARRANTS (0.0%)
         1   Dayton Superior Corp.                                                                        $       --*
        22   Reliant Resources, Inc.                                                                              --*
         1   XM Satellite Radio, Inc.                                                                             --*
                                                                                                          ----------
             TOTAL WARRANTS (COST $0)                                                                             --
                                                                                                          ----------
             TOTAL INVESTMENTS (101.3%) (COST $839,392)                                                      825,502##

             Liabilities, less cash, receivables and other assets [(1.3%)]                                   (10,413)
                                                                                                          ----------
             TOTAL NET ASSETS (100.0%)                                                                    $  815,089
                                                                                                          ----------

SCHEDULE OF INVESTMENTS Municipal Securities Trust

PRINCIPAL AMOUNT                      SECURITY @                                       RATING                  VALUE +
(000'S OMITTED)                                                                    MOODY'S    S&P    (000'S OMITTED)
TAX-EXEMPT SECURITIES--PRE-REFUNDED BACKED BY U.S. GOVERNMENT SECURITIES (6.3%)
$    1,000   Phoenix (AZ) Civic Imp. Corp. Jr. Lien Wastewater Sys. Rev.,
             Ser. 2000, 6.00%, due 7/1/12 PR 7/1/10                                  Aaa      AAA         $    1,146
     1,000   Wisconsin St. G.O., Ser. 2002 C, 5.25%, due 5/1/14 PR 5/1/12            Aaa      AAA              1,121
                                                                                                          ----------
                                                                                                               2,267
                                                                                                          ----------

TAX-EXEMPT SECURITIES--BACKED BY INSURANCE (37.3%)
AMERICAN MUNICIPAL BOND ASSURANCE CORP.
     1,000   Larimer Co. (CO) Sales & Use Tax Rev., Ser. 2000,
             5.75%, due 12/15/15                                                     Aaa      AAA              1,123

FINANCIAL GUARANTY INSURANCE CO.
     1,000   Dade Co. (FL) Wtr. & Swr. Sys. Rev., Ser. 1995,
             6.25%, due 10/1/06                                                      Aaa      AAA              1,048
       750   Detroit (MI) Wayne Co. Sch. Dist. Sch. Bldg. & Site Imp. Ref.
             G.O., Ser. 1998 C, 5.25%, due 5/1/13                                    Aaa      AAA                843
     1,000   Grapevine (TX) Combination Tax & Tax Increment Reinvestment
             Zone Rev., Ser. 2000, 5.63%, due 8/15/15                                Aaa      AAA              1,111
     1,000   Monterey Co. (CA) Salinas Union High Sch. Dist. G.O. (Middle
             Sch. Imp. Dist.), Ser. 2003 A, 5.25%, due 10/1/14                       Aaa      AAA              1,127
     1,000   Tampa Bay (FL) Wtr. Util. Sys. Rev., Ser. 1998 B,
             5.13%, due 10/1/09                                                      Aaa      AAA              1,080

FINANCIAL SECURITY ASSURANCE INC.
       500   New York St. Urban Dev. Corp. Ref. Rev., (Correctional Facs.),
             Ser. 1994 A, 5.50%, due 1/1/14                                          Aaa      AAA                572
     1,000   Springfield (MO) Sch. Dist. Number R-12, Ref. G. O., Ser. 2002 A,
             5.50%, due 3/1/13                                                                AAA              1,138
       800   Will & Kendall Cos. (IL) Plainfield Comm. Cons. Sch. Dist.
             Number 202 Sch. Bldg. G.O., Ser. 2001, 5.38%, due 1/1/13                         AAA                891

MUNICIPAL BOND INVESTORS ASSURANCE CORP.
     1,000   California St. Econ. Rec. G.O., Ser. 2004 A, 5.25%, due 7/1/13          Aaa      AAA              1,126
     1,000   Mississippi Dev. Bank Spec. Oblig. Rev. (Muni. Gas Au. Natural Gas
             Supply Proj.), Ser. 1998, 5.00%, due 1/1/08                             Aaa      AAA              1,052
     1,000   New Jersey Econ. Dev. Au. St. Lease Rev. (Liberty St. Park Proj.),
             Ser. 2005 B, 5.00%, due 3/1/17                                          Aaa      AAA              1,093
     1,000   Orange Co. (CA) Local Trans. Au. Measure M Sales Tax (Limited Tax)
             Second Sr. Rev., Ser. 1998 A, 5.50%, due 2/15/10                        Aaa      AAA              1,112
                                                                                                          ----------
                                                                                                              13,316
                                                                                                          ----------

TAX-EXEMPT SECURITIES--OTHER (53.0%)
     1,000   Board of Regents of the Texas A&M Univ. Sys. Perm. Univ. Fund Rev.,
             Ser. 1998, 5.00%, due 7/1/08                                            Aaa      AAA              1,060
     1,000   Brazosport (TX) Independent Sch. Dist. Ref. Rev., Ser. 2005,
             5.00%, due 2/15/15                                                      Aaa                       1,096
     1,000   Columbus (OH) Var. Purp. Ltd. Tax G.O., Ser. 1998-1,
             5.00%, due 6/15/08                                                      Aaa      AAA              1,061
       400   Denver (CO) City & Co. Sch. Dist. No. 1 Ref. G.O., Ser. 1994 A,
             6.50%, due 6/1/10                                                       Aa3      AA-                461
     1,000   Illinois St. Sales Tax Rev., Ser. 1997 Y, 5.25%, due 6/15/10            Aa2      AAA              1,097
     1,000   Indiana St. Office Bldg. Commission Fac. Ref. Rev., Ser. 1998 A,
             5.13%, due 7/1/14                                                       Aa2                       1,073
     1,000   Lake Co. (IL) Forest Preserve Dist. Ref. G.O., Ser. 1997,
             5.50%, due 2/1/09                                                       Aa1      AAA              1,086
     1,000   Lake Co. (IL) Sch. Dist. No. 109 Deerfield Ref. G.O., Ser. 1999 C,
             5.00%, due 12/15/14                                                     Aa2      AA+              1,103

See Notes to Schedule of Investments

PRINCIPAL AMOUNT                      SECURITY @                                       RATING                  VALUE +
(000'S OMITTED)                                                                    MOODY'S    S&P    (000'S OMITTED)
$       25   Mississippi Higher Ed. Assist. Corp. Std. Loan Sub. Rev.,
             Ser. 1993 C, 6.05%, due 9/1/07                                           A                   $       25
     1,000   Missouri St. Env. Imp. & Energy Res. Au. Wtr. Ref. PCR (St. Revolving
             Fund Prog.-Master Trust), Ser. 2001 B, 5.50%, due 1/1/11                Aaa      AAA              1,118
     1,000   Nevada Ref. Ltd. Tax G.O., Ser. 1997 A-2, 6.00%, due 5/15/06            Aa2      AA               1,033
       575   New Jersey Trans. Trust Fund Au. Trans. Sys. Rev., Ser. 1999 A,
             5.63%, due 6/15/13                                                      Aa3      AA                 651
     1,000   New York St. Thruway Au. Local Hwy. & Bridge Svc. Contract Rev.,
             Ser. 1997, 5.25%, due 4/1/10                                            A3       AA-              1,063
       500   New York Tobacco Settlement Fin. Corp. Asset-Backed Rev.,
             Ser. 2003 A-1, 5.25%, due 6/1/12                                                 AA-                513
     1,000   Northside (TX) Independent Sch. Dist. Unlimited Tax Sch. Bldg. G.O.,
             Ser. 1999 A, 6.38%, due 8/15/09                                         Aaa      AAA              1,132
     1,000   South Carolina St. Budget & Ctrl. Board St. Fac. Installment
             Purchase Rev., (Dept. of Pub. Safety Proj.), Ser. 2003,
             4.50%, due 1/1/11                                                       Aa2      AA+              1,066
       500   South Carolina St. Cap. Imp. G.O., Ser. 2001 B,
             5.38%, due 4/1/13                                                                AAA               563
     1,000   Texas Pub. Fin. Au. Ref. G.O., Ser. 1998 B, 5.13%, due 10/1/09          Aa1      AA               1,074
     1,000   Texas Wtr. Dev. Board St. Revolving Fund Sr. Lien Rev., Ser. 1996 B,
             5.25%, due 7/15/13                                                               AAA              1,037
     1,000   Utah St. G.O., Ser. 2002 A, 5.00%, due 7/1/08                           Aaa      AAA              1,064
       500   Wyoming St. Loan & Investment Board Cap. Fac. Ref. Rev.,
             Ser. 2002, 5.00%, due 10/1/10                                                    AA-                544
                                                                                                          ----------
                                                                                                              18,920
                                                                                                          ----------

TAX-EXEMPT VARIABLE RATE DEMAND NOTES (0.3%)
       100   Lower Neches Valley Au. (TX) IDC Exempt Fac. Rev. (Mobil Oil Corp.
             Proj.), Ser. 1999, 3.01%, VRDN due 5/2/05                               P-1     A-1+                100++++
                                                                                                          ----------

TAX-EXEMPT VARIABLE RATE DEMAND NOTES--BACKED BY LETTERS OF CREDIT (2.0%)
SOCIETE GENERALE
       700   Los Angeles (CA) Reg. Arpt. Imp. Corp. Term. Fac. Completion Rev.
             (Los Angeles Int'l. Arpt.), Ser. 1989, 3.02%, VRDN due 5/2/05                   A-1+                700++++
                                                                                                          ----------

             TOTAL INVESTMENTS (98.9%) (COST $34,046)                                                         35,303##

             Cash, receivables and other assets, less liabilities (1.1%)                                         403
                                                                                                          ----------

             TOTAL NET ASSETS (100.0%)                                                                    $   35,706
                                                                                                          ----------

SCHEDULE OF INVESTMENTS Municipal Money Fund

PRINCIPAL AMOUNT                      SECURITY @                                     RATING @@                 VALUE ++
(000'S OMITTED)                                                                    MOODY'S    S&P    (000'S OMITTED)
MUNICIPAL NOTES (12.5%)
$    6,400   Bridgewater & Raynham (MA) Reg. Sch. Dist. BANS, Ser. 2004,
             3.00%, due 9/1/05                                                       MIG1                 $    6,413
     3,600   Colorado St. Gen. Fund TRANS, Ser. 2004, 3.00%, due 6/27/05             MIG1    SP-1+             3,605
     5,000   Iowa Sch. Corp. Warrant Cert. (Iowa Sch. Cash Anticipation
             Prog.), Ser. 2004 A, 3.00%, due 6/30/05                                 MIG1                      5,008
    10,000   Kentucky Asset/Liability Commission Gen. Fund TRANS, Ser.
             2004 A, 3.00%, due 6/29/05                                              MIG1    SP-1+            10,023
     7,400   Michigan St., Notes, Ser. 2004 A, 3.50%, due 9/30/05                    MIG1    SP-1+             7,445
     8,000   New Jersey St. TRANS, Ser. 2004 A, 3.00%, due 6/24/05                   MIG1                      8,018
     4,400   Orange Co. (FL) Sch. Dist. TANS, Ser. 2004, 3.00%, due
             9/19/05                                                                 MIG1                      4,415
    15,000   Texas St. TRANS, Ser. 2004, 3.00%, due 8/31/05                          MIG1    SP-1+            15,070
    10,000   Wichita City (KS) G.O. Renewal & Imp. Temporary Notes, Ser.
             2005 - 213, 3.00%, due 8/4/05                                           MIG1    SP-1+            10,027
                                                                                                          ----------
                                                                                                              70,024
                                                                                                          ----------

TAX-EXEMPT SECURITIES--BACKED BY LETTERS OF CREDIT (2.4%)
BANK OF AMERICA
    10,000   Tulsa Co. (OK) Ind. Au. Cap. Imp. Rev., Ser. 2003 A, 2.05%,
             due 5/15/17 Putable 5/16/05                                                     A-1+             10,000

STATE STREET BANK
     3,500   Chicago (IL) G.O., Tender Notes, Ser. 2004, 2.20%, due
             1/27/06 Putable 12/8/05                                                 MIG1    SP-1+             3,500
                                                                                                          ----------
                                                                                                              13,500
                                                                                                          ----------

TAX-EXEMPT SECURITIES--OTHER (1.4%)
     3,000   Illinois Hlth. Fac. Au. Rev. (Advocate Hlth. Care Network),
             Ser. 2003 A, 1.73%, due 11/15/22 Putable 7/6/05                        VMIG1    A-1+              3,000++++
     5,000   Washington (MD) Suburban Sanitation Dist. Wtr. Supply Ref.
             Rev., Ser. 2003, 4.00%, due 6/1/05                                                                5,011
                                                                                                          ----------
                                                                                                               8,011
                                                                                                          ----------

TAX-EXEMPT COMMERCIAL PAPER (2.7%)
    15,000   Port of Port Arthur (TX) Navigation Dist. Rev. (BASF Corp.
             Proj.), Ser. 2000 A, 2.10%, TECP due 6/9/05                             P-1                      15,000
                                                                                                          ----------

TAX-EXEMPT COMMERCIAL PAPER--BACKED BY LETTERS OF CREDIT (6.9%)
BANK OF NOVA SCOTIA
     3,510   Sunshine St. (FL) Gov't. Fin. Comm. Rev., Ser. A, 1.98%,
             TECP due 5/10/05                                                        P-1      A-1              3,510

BAYERISCHE LANDESBANK GIROZENTRALE
     4,448   Texas Dept. of Hsg. & Comm. Affairs Rev., 2.38%, TECP due
             6/8/05                                                                           A-1+             4,448

BNP PARIBAS
    10,000   Clark Co. (NV) G.O., Ser. 2003 B, 2.00%, TECP due 6/8/05               VMIG1     A-1+            10,000@@@@@

CREDIT SUISSE
     5,000   Louisiana Pub. Fac. Au. Rev. (CHRISTUS Hlth.), Ser. 1999 B,
             1.95%, TECP due 5/23/05                                                VMIG1                      5,000

DEPFA BANK
     2,331   Sunshine St. (FL) Gov't. Fin. Comm. Rev., Ser. A, 2.02%,
             TECP due 5/10/05                                                        P-1      A-1              2,331

See Notes to Schedule of Investments

PRINCIPAL AMOUNT                      SECURITY @                                     RATING @@                 VALUE ++
(000'S OMITTED)                                                                    MOODY'S    S&P    (000'S OMITTED)
DEXIA CREDIT LOCALE DE FRANCE
$    5,100   South Carolina Pub. Svc. Au. Rev., 2.00%, TECP due 5/9/05                        A-1+        $    5,100~~~

TORONTO DOMINION BANK
     1,100   Montgomery Co. (MD), 1.98%, TECP due 5/10/05                            P-1                       1,100
     7,000   Montgomery Co. (MD), 2.35%, TECP due 5/10/05                            P-1      A-1+             7,000
                                                                                                          ----------
                                                                                                              38,489
                                                                                                          ----------

TAX-EXEMPT VARIABLE RATE DEMAND NOTES (15.3%)
     2,000   Colorado Hsg. & Fin. Au. Multi-Family Hsg. Ref. Rev.
             (Huntersridge Proj.), Ser. 1996 E, 2.97%, VRDN due 5/4/05                       A-1+              2,000
     1,000   Comm. Dev. Administration (MD) Multi-Family Dev. Ref. Rev.
             (Avalon Ridge Apts. Proj.), Ser. 1997, 3.00%, VRDN due 5/4/05          VMIG1                      1,000++++
     4,350   Decatur City (AL) IDB Env. Fac. Rev. (BP Amoco Chemical Co.
             Proj.), Ser. 2001, 3.07%, VRDN due 5/2/05                               P-1     A-1+              4,350++++
     1,000   Delaware Co. (PA) IDA Res. Rec. Fac. Ref. Rev. (Gen. Elec.
             Cap. Corp.), Ser. 1997 G, 2.95%, VRDN due 5/4/05                        P-1     A-1+              1,000++++
     2,360   Florida Hsg. Fin. Agcy. Rev. (Heron Park Proj.), Ser. 1996
             U, 2.97%, VRDN due 5/4/05                                              VMIG1                      2,360++++
     2,500   Gibson Co. (IN) PCR (Toyota Motor Mfg. Proj.), Ser. 1997,
             3.04%, VRDN due 5/4/05                                                          A-1+              2,500++++
     6,000   Gibson Co. (IN) PCR (Toyota Motor Mfg. Proj.), Ser. 2001,
             3.04%, VRDN due 5/4/05                                                 VMIG1    A-1+              6,000++++
     8,800   Gulf Coast (TX) Waste Disp. Au. Env. Fac. Rev. (Amoco Oil
             Co. Proj.), Ser. 2001, 3.07%, VRDN due 5/2/05                          VMIG1    A-1+              8,800++++
     1,600   Gulf Coast (TX) Waste Disp. Au. Env. Fac. Rev. (BP Prod.
             North America Proj.), Ser. 2003, 3.07%, VRDN due 5/2/05                VMIG1    A-1+              1,600++++
     3,100   Gulf Coast (TX) Waste Disp. Au. Env. Fac. Rev. (ExxonMobil
             Proj.), Ser. 2002, 3.01%, VRDN due 5/2/05                              VMIG1    A-1+              3,100++++
     2,800   Kansas City (MO) Ind. Dev. Au. Rev. (Ewing Marion Kauffman
             Foundation Proj.), Ser. 1997 A, 3.05%, VRDN due 5/2/05                          A-1+              2,800++++
     2,100   Kansas Dev. Fin. Au. Multi-Family Hsg. Rev. (Summit Woods),
             Ser. 2002 G-1, 3.05%, VRDN due 5/5/05                                           A-1+              2,100++++
       300   Louisville & Jefferson Co. (KY) Reg. Arpt. Au. Spec. Fac.
             Rev. (UPS Worldwide Forwarding, Inc. Proj.), Ser. 1999 B,
             3.08%, VRDN due 5/2/05                                                 VMIG1    A-1+                300++++
     2,100   Lower Neches Valley Au. (TX) IDC Exempt Fac. Rev. (Mobil Oil
             Corp. Proj.), Ser. 1999, 3.01%, VRDN due 5/2/05                         P-1     A-1+              2,100++++
     3,000   Mount Vernon (IN) Poll. Ctrl. & Solid Waste Disp. Ref. Rev.
             (General Elec. Co. Proj.), Ser. 2004, 3.00%, VRDN due 5/2/05           VMIG1    A-1+              3,000++++
     2,900   Mount Vernon (IN) Ref. PCR (General Elec. Co. Proj.), Ser.
             1998, 3.00%, VRDN due 5/2/05                                            P-1     A-1+              2,900++++
    11,600   New York City (NY) Hsg. Dev. Corp. Multi-Family Rental Hsg.
             Rev. (James Tower Dev.), Ser. 2002 A, 2.95%, VRDN due 5/4/05            P-1     A-1              11,600++++
     1,500   New York City (NY) Hsg. Dev. Corp. Multi-Family Rental Hsg.
             Rev. (Parkgate Dev.), Ser. 1998, 2.94%, VRDN due 5/4/05                         A-1+              1,500
     2,200   New York City (NY) Hsg. Dev. Corp. Multi-Family Rental Hsg.
             Rev. (The Foundry), Ser. 2002 A, 3.00%, VRDN due 5/4/05                         A-1+              2,200++++
     7,900   New York St. Hsg. Fin. Agcy. Rev. (101 West End Avenue
             Hsg.), Ser. 1999 A, 3.05%, VRDN due 5/4/05                             VMIG1                      7,900++++
     4,615   Ohio Solid Waste Rev. (BP Exploration & Oil Inc. Proj.),
             Ser. 2000, 3.08%, VRDN due 5/2/05                                      VMIG1    A-1+              4,615++++
       500   Ohio St. Solid Waste Ref. Rev. (BP Prod. North America, Inc.
             Proj. - BP p.l.c.), Ser. 2002, 3.08%, VRDN due 5/2/05                  VMIG1    A-1+                500++++
     3,400   Pinellas Co. (FL) Hsg. Fin. Au. Multi-Family Hsg. Ref. Rev.
             (Foxbridge Apts. Proj.), Ser. 1995 A, 2.97%, VRDN due 5/4/05                    A-1+              3,400++++

PRINCIPAL AMOUNT                      SECURITY @                                     RATING @@                 VALUE ++
(000'S OMITTED)                                                                    MOODY'S    S&P    (000's OMITTED)
$    3,100   Valdez (AK) Marine Term. Ref. Rev. (BP Pipelines Inc.
             Proj.), Ser. 2003 A, 3.03%, VRDN due 5/2/05                            VMIG1    A-1+         $    3,100++++
     2,250   Valdez (AK) Marine Term. Ref. Rev. (ExxonMobil Proj.), Ser.
             2001, 2.89%, VRDN due 5/2/05                                           VMIG1    A-1+              2,250++++
     1,600   Valdez (AK) Marine Term. Rev. (Exxon Pipeline Co. Proj.),
             Ser. 1985, 2.89%, VRDN due 5/2/05                                       P-1     A-1+              1,600++++
       500   Whiting (IN) Env. Fac. Rev. (Amoco Oil Co. Proj.), Ser.
             2000, 3.07%, VRDN due 5/2/05                                           VMIG1    A-1+                500++++
       400   Whiting City (IN) Swr. & Solid Waste Disp. Ref. Rev. (Amoco
             Oil Co. Proj.), Ser. 1999, 3.07%, VRDN due 5/2/05                      VMIG1    A-1+                400++++
                                                                                                          ----------
                                                                                                              85,475
                                                                                                          ----------

TAX-EXEMPT VARIABLE RATE DEMAND NOTES-BACKED BY LETTERS OF CREDIT (40.5%)
ABN AMRO BANK NV
     5,300   Clark Co. (NV) IDR (Nevada Cogeneration Assoc. 2 Proj.),
             Ser. 1992, 3.07%, VRDN due 5/2/05                                      VMIG1    A-1+              5,300

BANK OF AMERICA
     1,200   Calhoun Co. (TX) Navigation IDA Port Rev. (Formosa Plastics
             Corp., Texas Proj.), Ser. 1994, 3.05%, VRDN due 5/4/05                 VMIG1                      1,200++++
     7,130   Clarksville City (TN) Pub. Bldg. Au. Rev. (Tennessee Muni.
             Bond Fund), Ser. 1999, 3.00%, VRDN due 5/5/05                          VMIG1                      7,130
     1,705   Hillsborough Co. (FL) Hsg. Fin. Au. Multi-Family Hsg. Rev.
             (Lakewood Shores Apts. Proj.), Ser. 2000 A, 3.06%,
             VRDN due 5/4/05                                                                  A-1+             1,705++++
     2,800   Nashville & Davidson Co. (TN) Metro Gov't. IDB Multi-Family
             Hsg. Rev., Ser. 1996 A, 2.94%, VRDN due 5/4/05                         VMIG1                      2,800
     1,700   Palm Beach Co. (FL) Rev. (The Norton Gallery and Sch. of
             Art, Inc. Proj.), Ser. 2000, 2.97%, VRDN due 5/4/05                              A-1+             1,700++++
     4,300   Port of Portland (OR) Spec. Oblig. Rev. (Horizon Air Ind.,
             Inc. Proj.), Ser. 1997, 3.02%, VRDN due 5/2/05                                   A-1+             4,300++++

BANK OF NEW YORK
     2,800   Gulf Coast (TX) Ind. Dev. Au. Env. Fac. Rev. (CITGO Petroleum
             Corp. Proj.), Ser. 2001, 3.08%, VRDN due 5/2/05                        VMIG1                      2,800++++
    11,500   New York City (NY) G.O., Sub. Ser. 2002 C-5, 3.00%, VRDN
             due 5/4/05                                                             VMIG1    A-1+             11,500

BANK OF NOVA SCOTIA
     2,500   California Hsg. Fin. Agcy. Home Mtge. Rev., Ser. 2002 M,
             3.04%, VRDN due 5/2/05                                                 VMIG1    A-1+              2,500
     1,462   New York St. Local Govt. Assistance Corp. Rev. (A Pub.
             Benefit Corp. of New York St.), Ser. 1995 G, 2.96%, VRDN
             due 5/4/05                                                             VMIG1    A-1+              1,462

BANK OF SCOTLAND
     6,150   Gulf Coast (TX) Ind. Dev. Au. Env. Fac. Rev. (CITGO Petroleum
             Corp. Proj.), Ser. 2002, 3.08%, VRDN due 5/2/05                        VMIG1                      6,150++++

BANK ONE
     1,100   Emery Co. (UT) Ref. PCR (PacifiCorp Proj.), Ser. 1991,
             3.00%, VRDN due 5/4/05                                                 VMIG1    A-1+              1,100++++

BARCLAYS BANK INT'L., LTD.
     5,150   Farmington City (NM) PCR (Arizona Pub. Svc. Co. Four
             Corners Proj.), Ser. 1994 C, 3.00%, VRDN due 5/2/05                     P-1     A-1+              5,150++++
     8,357   Michigan Strategic Fund Solid Waste Disp. Rev. (Grayling
             Generating Proj.), Ser. 1990, 3.04%, VRDN due 5/4/05                   VMIG1                      8,357++++

See Notes to Schedule of Investments

PRINCIPAL AMOUNT                      SECURITY @                                     RATING @@                 VALUE ++
(000'S OMITTED)                                                                    MOODY'S    S&P    (000's OMITTED)
CITIBANK, N.A.
$    1,100   Austin Co. (TX) Ind. Dev. Corp. IDR (Justin Ind., Inc.
             Proj.), Ser. 1984, 3.00%, VRDN due 5/4/05                               P-1                  $    1,100++++
       100   Los Angeles (CA) Multi-Family Hsg. Ref. Rev. (Tri-City
             Proj.), Ser. 2001 I, 2.99%, VRDN due 5/5/05                                     A-1+                100++++

DEXIA CREDIT LOCALE DE FRANCE
     1,000   Rhode Island Std. Loan Au. Prog. Rev., Ser. 1996-1, 3.03%,
             VRDN due 5/4/05                                                                 A-1+              1,000
     2,000   Rhode Island Std. Loan Au. Prog. Rev., Ser. 1996-3, 3.03%,
             VRDN due 5/4/05                                                                 A-1+              2,000
     1,470   Triborough Bridge & Tunnel Au. (NY) Gen. Rev., Ser. 2003 B,
             3.01%, VRDN due 5/4/05                                                 VMIG1    A-1+              1,470

FIRST UNION NATIONAL BANK
     1,275   Philadelphia (PA) Hosp. & Higher Ed. Fac. Au. Rev. (Temple
             East, Inc.), Ser. 1999 B, 3.05%, VRDN due 5/5/05                                A-1+              1,275++++
     1,335   Whitfield Co. (GA) Residential Care Fac. Rev. (Royal Oaks
             Sr. Living Comm.), Ser. 1992, 3.00%, VRDN due 5/5/05                            A-1               1,335

J.P. MORGAN SECURITIES
     2,800   Austin (TX) Arpt. Sys. Prior Lien Rev., Ser. 1995 A, 3.04%,
             VRDN due 5/4/05                                                         P-1                       2,800
     2,000   Brazoria Co. (TX) Hlth. Fac. Dev. Corp. Hosp. Rev. (Brazosport
             Mem. Hosp.), Ser. 1999, 3.05%, VRDN due 5/5/05                         VMIG1                      2,000++++
     1,280   Douglas Co. (GA) Dev. Au. IDR (Whirlwind Steel Bldg., Inc.
             Proj.), Ser. 1997, 3.09%, VRDN due 5/4/05                              VMIG1    A-1               1,280++++
       700   Lawrence Co. (SD) Ref. PCR (Homestake Mining Co. Proj.),
             Ser. 1997 B, 3.03%, VRDN due 5/2/05                                     P-1                         700++++
       400   Lawrence Co. (SD) Solid Waste Disp. Rev. (Homestake Mining
             Co. Proj.), Ser. 1997 A, 3.06%, VRDN due 5/2/05                         P-1                         400++++
     5,000   Mississippi Bus. Fin. Corp. IDR (VC Reg. Assembly & Mfg.
             Proj.), Ser. 2003, 3.04%, VRDN due 5/4/05                                       A-1+              5,000++++
       800   New York City (NY) G.O., Sub. Ser. 1993 B-2, 2.96%, VRDN
              due 5/2/05                                                            VMIG1    A-1+                800

KEY BANK
     2,400   New York St. Hsg. Fin. Agcy. Hsg. Rev. (521 West 42nd Street
             Apts.), Ser. 2004 A, 2.95%, VRDN due 5/4/05                            VMIG1    A-1               2,400++++

LASALLE NATIONAL BANK
     1,700   Elmhurst City, DuPage & Cook Cos. (IL) IDR (Randall
             Manufactured Prod., Inc. Proj.), Ser. 2002, 3.19%, VRDN
             due 5/5/05                                                                      A-1+              1,700++++
       250   Grand Forks (ND) Hlth. Care Fac. Rev. (United Hosp. Oblig.
             Group Proj.), Ser. 1992, 3.00%, VRDN due 5/2/05                        VMIG1                        250++++

LLOYD'S BANK
     7,600   Maryland Comm. Dev. Admin. Dept. of Hsg. & Comm. Dev.
             Residential Rev., Ser. 2004 C, 3.00%, VRDN due 5/5/05                  VMIG1                      7,600
     5,000   North Dakota Hsg. Fin. Agcy. Home Mtge. Fin. Rev. (Hsg. Fin.
             Prog.), Ser. 2004 C, 3.03%, VRDN due 5/4/05                            VMIG1                      5,000
     5,705   North Texas Higher Ed. Au., Inc. Std. Loan Rev., Ser. 2001 A,
             3.03%, VRDN due 5/4/05                                                          A-1+              5,705
    10,000   North Texas Higher Ed. Au., Inc. Std. Loan Rev., Ser. 2004 A,
              3.03%, VRDN due 5/4/05                                                         A-1+             10,000

PRINCIPAL AMOUNT                    SECURITY @                                        RATING @@                VALUE ++
(000'S OMITTED)                                                                    MOODY'S    S&P    (000'S OMITTED)
NATIONAL WESTMINSTER BANK PLC
$      300   Marion Co. (WV) Comm. Solid Waste Disp. Fac. Rev. (Grant
             Town Cogeneration Proj.), Ser. 1990 A, 3.04%, VRDN
             due 5/4/05                                                              VMIG1    A-1+        $      300++++
       300   Marion Co. (WV) Comm. Solid Waste Disp. Fac. Rev. (Grant
             Town Cogeneration Proj.), Ser. 1990 D, 3.05%, VRDN
             due 5/4/05                                                              VMIG1    A-1+               300++++

NORTHERN TRUST CO.
       200   St. Joseph Co. (IN) Ed. Fac. Rev. (Univ. of Notre Dame du
             Lac Proj.), Ser. 2002, 2.92%, VRDN due 5/5/05                           VMIG1                       200~~++++

SOCIETE GENERALE
     1,800   Chicago (IL) O'Hare Int'l. Arpt. Spec. Fac. Rev. (Compagnie
             Nationale Air France Proj.), Ser. 1990, 3.05%, VRDN
             due 5/4/05                                                                       A-1+             1,800++++
    10,900   Los Angeles (CA) Reg. Arpt. Imp. Corp. Fac. Sublease Rev.
             (Los Angeles Int'l. Arpt.), Ser. 1985, 3.00%, VRDN
             due 5/2/05                                                                       A-1+            10,900++++
     8,600   Los Angeles (CA) Reg. Arpt. Imp. Corp. Term. Fac. Completion
             Rev. (Los Angeles Int'l. Arpt.), Ser. 1989, 3.02%, VRDN
             due 5/2/05                                                                       A-1+             8,600++++
     5,000   Riverside-San Bernardino (CA) Hsg. & Fin. Agcy. Lease Rev.
             Pass-Through Oblig., Ser. 2001 A, 3.00%, VRDN due 5/5/05                         A-1+             5,000

STATE STREET BANK
     7,000   California St. Dept. of Veteran Affairs Home Purchase Rev.,
             Sub. Ser. 2003 A-1, 2.92%, VRDN due 5/4/05                              VMIG1                     7,000
     5,000   Maine St. Hsg. Au. Mtge. Purchase Rev., Ser. 2004 C-3,
             3.03%, VRDN due 5/3/05                                                  VMIG1    A-1+             5,000
     2,900   New York City (NY) G.O., Sub. Ser. 1993 E-4, 3.03%, VRDN
             due 5/2/05                                                              VMIG1    A-1              2,900
     5,000   Oregon St. Hsg. & Comm. Svcs. Dept. Mtge. Rev. (Single
             Family Mtge. Prog.), Ser. 2004 L, 3.05%, VRDN due 5/4/05                VMIG1                     5,000

SUNTRUST BANK
     5,000   Birmingham (AL) Med. Clinic Board Rev. (UAHSF), Ser. 1991,
             3.00%, VRDN due 5/4/05                                                  VMIG1    A-1+             5,000
       600   DeKalb (GA) Private Hosp. Au. Anticipation Cert. Rev.
             (Egleston Children's Hosp.), Ser. 1994 A, 3.00%, VRDN
             due 5/4/05                                                              VMIG1    A-1+               600++++
     5,500   Lakeland (FL) Ed. Fac. Rev. (Florida Southern College
             Proj.), Ser. 1999, 2.99%, VRDN due 5/4/05                               VMIG1                     5,500++++
       800   Lee Co. (FL) Hosp. Board of Directors Hosp. Rev. (Mem. Hlth.
             Sys.), Ser. 1997 B, 3.07%, VRDN due 5/2/05                              VMIG1    A-1+               800++++
       700   Mayfield (KY) IDR (Seaboard Farms of Kentucky, Inc. Proj.),
             Ser. 1989, 3.05%, VRDN due 5/5/05                                       VMIG1                       700++++
       200   Orlando (FL) Utils. Commission Wtr. & Elec. Rev., Ser. 2002 B,
             3.00%, VRDN due 5/4/05                                                  VMIG1    A-1+               200

TORONTO DOMINION BANK
     2,500   Indiana Muni. Pwr. Agcy. Pwr. Supply Sys. Ref. Rev., Ser.
             1998 A, 3.00%, VRDN due 5/4/05                                          VMIG1    A-1+             2,500
     1,000   New York City (NY) G.O., Ser. 1995 F-2, 3.00%, VRDN
             due 5/4/05                                                              VMIG1    A-1              1,000
    25,000   New York City (NY) Muni. Wtr. Fin. Au. Wtr. & Swr. Sys. Rev.,
             Sub. Ser. 2002 C-2, 3.00%, VRDN due 5/5/05                              VMIG1    A-1             25,000~~~~

See Notes to Schedule of Investments

PRINCIPAL AMOUNT                    SECURITY @                                        RATING @@                VALUE ++
(000'S OMITTED)                                                                    MOODY'S    S&P    (000'S OMITTED)
UNION BANK OF SWITZERLAND
$      300   Clark Co. (NV) Arpt. Sys. Sub. Lien Rev., Ser. 1995 A-2,
             3.03%, VRDN due 5/4/05                                                  VMIG1    A-1+        $      300
     1,500   Florence Co. (SC) Solid Waste Disp. & Wastewater Treatment
             Fac. Rev. (Roche Carolina Inc. Proj.), Ser. 1997, 3.09%,
             VRDN due 5/2/05                                                                  A-1+             1,500++++
       620   Pennsylvania Energy Dev. Au. Rev. (B & W Ebensburg Proj.),
             Ser. 1986, 3.03%, VRDN due 5/4/05                                       VMIG1                       620++++

WACHOVIA BANK & TRUST CO.
       500   Fulco (GA) Hosp. Au. Anticipation Cert. Rev. (Shepherd Ctr.,
             Inc. Proj.), Ser. 1997, 3.00%, VRDN due 5/4/05                                   A-1+               500++++
     4,300   Jackson-Union Cos. (IL) Reg. Port Dist. Port Fac. Ref. Rev.
             (Enron Trans. Svc., L.P. Proj.), Ser. 1994, 2.95%, VRDN
             due 5/4/05                                                              VMIG1    A-1+             4,300++++
       500   Morgan Co. (UT) Solid Waste Disp. Rev. (Holnam Inc. Proj.),
             Ser. 1996, 3.00%, VRDN due 5/4/05                                       VMIG1    A-1+               500++++
     9,000   North Carolina Med. Care Commission Hlth. Care Fac. Rev.
             (FirstHealth of the Carolinas Proj.), Ser. 2002, 2.99%,
             VRDN due 5/4/05                                                         VMIG1    A-1              9,000++++
     1,400   Ohio St. Wtr. Dev. Au. PCR (Ohio Edison Co. Proj.), Ser.
             1988, 3.09%, VRDN due 5/2/05                                             P-1                      1,400++++
     1,200   South Carolina Jobs Econ. Dev. Au. Hosp. Rev. (Tuomey Reg.
             Med. Ctr.), Ser. 1995 B, 3.00%, VRDN due 5/5/05                         VMIG1    A-1+             1,200++++
     1,250   South Carolina Jobs Econ. Dev. Au. Rev. (Florence RHF Hsg.,
             Inc. Proj.), Ser. 1987 A, 3.45%, VRDN due 5/4/05                         P-1                      1,250++++

WELLS FARGO & CO.
       700   New Ulm (MN) Hosp. Ref. Rev. (Hlth. Central Sys. Proj.),
             Ser. 1985, 3.10%, VRDN due 5/4/05                                                A-1+               700
                                                                                                          ----------
                                                                                                             226,639
                                                                                                          ----------

TAX-EXEMPT VARIABLE RATE DEMAND NOTES-BACKED BY INSURANCE (17.5%)
AMERICAN MUNICIPAL BOND ASSURANCE CORP.
       800   California Hsg. Fin. Agcy. Home Mtge. Rev., Ser. 2001 R,
             3.04%, VRDN due 5/2/05                                                  VMIG1    A-1+               800@@@@
     1,500   Coastal Bend (TX) Hlth. Fac. Dev. Corp. Rev. (Incarnate Word
             Hlth. Sys.), Ser. 1998 B, 2.95%, VRDN due 5/4/05                        VMIG1    SP-1+            1,500###++++
     4,000   Maine Hsg. Au. Mtge. Purchase Rev., Ser. 2003 E-2, 3.03%,
             VRDN due 5/5/05                                                         VMIG1    A-1+             4,000^^^^^
     9,160   Michigan Higher Ed. Std. Loan Au. Ref. Rev., Ser. 1988
             XII-B, 3.03%, VRDN due 5/4/05                                           VMIG1     A-1             9,160******
       500   New York City (NY) G.O., Sub. Ser. 2001 A-7, 2.94%,
             VRDN due 5/2/05                                                         VMIG1    A-1+               500~~~~
       500   New York St. Energy Research & Dev. Au. Ref. PCR (Orange &
             Rockland Utilities, Inc. Proj.), Ser. 1995 A, 2.98%, VRDN
             due 5/4/05                                                              VMIG1    A-1+               500#####++++
     8,500   Pennsylvania Higher Ed. Assist. Agcy. Std. Loan Rev., Ser.
             1988 E, 3.00%, VRDN due 5/4/05                                          VMIG1    A-1+             8,500####
     2,000   Pennsylvania St. Higher Ed. Assist. Agcy. Std. Loan Rev.,
             Ser. 1995 A, 3.00%, VRDN due 5/4/05                                     VMIG1    A-1+             2,000~
     2,000   Utah St. Board of Regents Std. Loan Rev., Ser. 1995 L,
             3.03%, VRDN due 5/4/05                                                           A-1+             2,000
     3,300   Arizona Hlth. Fac. Au. Rev. (Pooled Loan Prog.), Ser. 1985,
             2.96%, VRDN due 5/4/05                                                  VMIG1    A-1              3,300~~~~~

PRINCIPAL AMOUNT                    SECURITY @                                        RATING @@                VALUE ++
(000'S OMITTED)                                                                    MOODY'S    S&P    (000'S OMITTED)
FINANCIAL GUARANTY INSURANCE CO.
$    1,250   Central Bucks (PA) Sch. Dist., Ser. 2000 A, 3.05%,
             VRDN due 5/5/05                                                         VMIG1                $    1,250
     3,995   Detroit (MI) Wtr. Supply Sys. Second Lien Ref. Rev., Ser.
             2001-C, 3.00%, VRDN due 5/4/05                                          VMIG1                     3,995
       680   Eastern Michigan Univ. Board of Regents Gen. Ref. Rev., Ser.
             2001, 3.05%, VRDN due 5/2/05                                                     A-1+               680
     9,285   Massachusetts Wtr. Res. Au. Multi-Modal Subordinated Gen.
             Rev., Ser. 2001 A, 2.96%, VRDN due 5/4/05                                        A-1+             9,285
       800   New York City (NY) Muni. Wtr. Fin. Au. Wtr. & Swr. Sys.
             Rev., Ser. 1992 C, 3.00%, VRDN due 5/2/05                               VMIG1    A-1+               800
     1,200   New York City (NY) Muni. Wtr. Fin. Au. Wtr. & Swr. Sys.
             Rev., Ser. 1994 C, 3.00%, VRDN due 5/2/05                               VMIG1    A-1+             1,200

FINANCIAL SECURITY ASSURANCE INC.
       180   California Hsg. Fin. Agcy. Home Mtge. Rev., Ser. 2003 U,
             3.03%, VRDN due 5/2/05                                                  VMIG1    A-1+               180^^^^^
     7,000   Chicago (IL) Board Of Ed. G.O., Ser. 2004 C-2, 3.00%,
             VRDN due 5/5/05                                                         VMIG1    A-1+             7,000^^^^
     1,400   Clark Co. (NV) Sch. Dist. G.O., Ser. 2001 A, 2.97%,
             VRDN due 5/2/05                                                         VMIG1    A-1+             1,400
     1,100   Fayetteville City (NC) Pub. Works Commission Ref. Rev.,
             Ser. 2003 A, 2.99%, VRDN due 5/4/05                                     VMIG1    A-1+             1,100^^^^^
     7,600   Long Island (NY) Pwr. Au. Elec. Sys. Gen. Rev., Ser. 2003 E,
             2.98%, VRDN due 5/4/05                                                  VMIG1    A-1+             7,600^^^^^
     4,820   Metro. Washington (DC) Arpt. Au. Sys. Ref. Rev., Ser. 2002 C,
             3.05%, VRDN due 5/4/05                                                  VMIG1    A-1+             4,820^^^^^
     2,900   Michigan St. Grant Anticipation Notes, Ser. 2002 B, 2.99%,
             VRDN due 5/4/05                                                         VMIG1    A-1+             2,900^^^^^

MUNICIPAL BOND INVESTORS ASSURANCE CORP.
     5,300   California Hsg. Fin. Agcy. Home Mtge. Rev., Ser. 2002 J,
             3.03%, VRDN due 5/2/05                                                  VMIG1    A-1+             5,300@@@@
     1,385   Charlotte (NC) Arpt. Ref. Rev., Ser. 1997 A, 3.03%,
             VRDN due 5/4/05                                                         VMIG1    A-1              1,385~~~~~
       300   Harris Co. (TX) Hlth. Fac. Dev. Corp. Hosp. Rev. (Texas
             Children's Hosp. Proj.), Ser. 1999 B-1, 3.04%, VRDN
             due 5/2/05                                                              VMIG1    A-1+               300######++++
    12,000   Indianapolis (IN) Local Pub. Imp. Bond Bank Ref. Rev., Ser.
             2002 F-2, 2.98%, VRDN due 5/4/05                                                 A-1             12,000*****
       192   Massachusetts St. Hlth. & Ed. Fac. Au. Rev. (Cap. Asset Prog.),
             Ser. 1985 D, 3.00%, VRDN due 5/2/05                                     VMIG1                       192
     4,360   Rhode Island Convention Ctr. Au. Ref. Rev., Ser. 2001 A,
             3.00%, VRDN due 5/5/05                                                  VMIG1                     4,360^^^^^
                                                                                                          ----------
                                                                                                              98,007
                                                                                                          ----------

             TOTAL INVESTMENTS (99.2%)                                                                       555,145##

             Cash, receivables and other assets, less liabilities (0.8%)                                       4,577
                                                                                                          ----------

             TOTAL NET ASSETS (100.0%)                                                                    $  559,722
                                                                                                          ----------

See Notes to Schedule of Investments

SCHEDULE OF INVESTMENTS Cash Reserves

PRINCIPAL AMOUNT                                                                      RATING                   VALUE ++
(000'S OMITTED)                                                                    MOODY'S    S&P    (000'S OMITTED)
U.S. GOVERNMENT AGENCY SECURITIES (2.9%)
$   14,467   Fannie Mae, Disc. Notes, 2.71%, due 5/2/05                                AGY    AGY         $   14,466
                                                                                                          ----------
CERTIFICATES OF DEPOSIT (21.5%)
    12,000   American Express Centurion Bank, Domestic CD, 2.89%,
             due 5/16/05                                                               P-1    A-1             12,000
    12,000   Bank of Montreal, Yankee CD, 2.74%, due 5/9/05                            P-1    A-1+            12,000
    12,000   Barclays Bank NY, Yankee CD, 2.88%, due 5/23/05                           P-1    A-1+            12,000
    13,000   BNP Paribas NY, Domestic CD, 3.05%, due 6/27/05                           P-1    A-1+            13,000
    12,000   Deutsche Bank AG, Yankee CD, 2.76%, due 5/9/05                            P-1    A-1+            12,000
    12,000   Natexis Banque NY, Yankee CD, 3.07%, due 7/21/05                          P-1    A-1             12,000
    10,000   Royal Bank of Scotland, Yankee CD, 2.81%, due 5/6/05                      P-1    A-1+            10,000
    12,000   Svenska Handelsbanken AB, Yankee CD, 2.87%, due 5/16/05                   P-1    A-1+            12,000
    12,000   Toronto Dominion Bank, Yankee CD, 3.01%, due 7/11/05                      P-1    A-1             12,000
                                                                                                          ----------
             TOTAL CERTIFICATES OF DEPOSIT                                                                   107,000
                                                                                                          ----------

COMMERCIAL PAPER (75.5%)
    12,000   ABN AMRO North America Finance, Inc., 2.72%, due 5/6/05                   P-1    A-1+            11,995
    13,450   American Honda Finance Corp., 2.84%, due 5/26/05                          P-1    A-1             13,424
    13,000   Amsterdam Funding Corp., 2.89% & 3.01%,
             due 5/19/05 & 6/1/05                                                      P-1    A-1             12,974
    13,000   Atlantic Asset Securitization Corp., 2.86% & 3.00%,
             due 5/11/05 & 5/12/05                                                     P-1    A-1             12,989
     5,000   AWB Harvest Finance, Inc., 2.93%, due 6/14/05                             P-1    A-1+             4,982
    12,550   Banque Generale du Luxembourg, 2.94% & 3.04%,
             due 6/9/05 & 7/6/05                                                       P-1    A-1+            12,487
    12,000   Barton Capital Corp., 2.80%, due 5/6/05                                   P-1    A-1+            11,995
    12,000   Caisse d'Amortissement, 2.81%, due 5/5/05                                 P-1    A-1+            11,996
     5,000   Calyon NA, Inc., 2.75%, due 5/9/05                                        P-1    A-1+             4,997
     8,000   Citigroup Global Markets, Inc., 2.77%, due 5/2/05                         P-1    A-1+             7,999
    12,000   Delaware Funding Co. LLC, 2.78%, due 5/11/05                              P-1    A-1+            11,991
    12,000   Depfa Bank PLC, 2.82% & 3.07%, due 5/23/05 & 7/18/05                      P-1    A-1+            11,945
     5,100   DNB Norway Bank, 2.95%, due 6/15/05                                       P-1    A-1              5,081
    10,000   Edison Asset Securitization LLC, 2.92%, due 6/3/05                        P-1    A-1+             9,973
     9,000   Fairway Finance Corp., 2.82% & 3.03%, due 5/9/05 & 7/14/05                P-1    A-1              8,966
    13,000   Grampian Funding LLC, 3.00% & 3.06%, due 5/31/05 & 7/18/05                P-1    A-1+            12,922
    12,850   HBOS Treasury Services PLC, 2.82% - 3.04%,
             due 5/24/05 - 7/18/05                                                     P-1    A-1+            12,777
     5,000   ING America Insurance Holdings, Inc., 3.00%, due 6/23/05                  P-1    A-1              4,978
    11,657   Ivory Funding Corp., 3.06%, due 7/13/05                                   P-1    A-1             11,585
     2,234   Jupiter Securitization Corp., 2.90%, due 5/13/05                          P-1    A-1              2,232
    12,000   Kitty Hawk Funding Corp., 2.97%, due 6/20/05                              P-1    A-1+            11,951
    13,000   Merrill Lynch & Co., 2.90%, due 5/2/05                                    P-1    A-1             12,999
    13,000   Morgan Stanley, 2.82%, due 5/11/05                                        P-1    A-1             12,990
    10,000   Old Line Funding Corp., 2.80%, due 5/12/05                                P-1    A-1+             9,991
    10,000   Park Avenue Receivables Corp., 2.79%, due 5/6/05                          P-1    A-1              9,996
    10,000   Preferred Receivables Funding, 2.98%, due 5/23/05                         P-1    A-1              9,982
     5,000   Rabobank US Financial Corp., 3.00%, due 7/11/05                           P-1    A-1+             4,970
    11,897   Sheffield Receivables, 2.79% & 2.94%, due 5/2/05 & 5/20/05                P-1    A-1+            11,884
    10,000   Shell Finance, 2.84%, due 5/20/05                                         P-1    A-1+             9,985
    12,000   Societe Generale NA, Inc., 2.75%, due 5/9/05                              P-1    A-1+            11,993
    12,000   Thunder Bay Funding Inc., 2.86% & 2.90%, due 5/18/05                      P-1    A-1             11,984

PRINCIPAL AMOUNT                                                                      RATING                   VALUE ++
(000'S OMITTED)                                                                    MOODY'S    S&P    (000'S OMITTED)
$   12,000   Toyota Motor Credit Corp., 2.81%, due 5/12/05                            P-1     A-1+        $   11,990
    13,000   UBS Finance (Delaware), Inc., 2.90%, due 5/31/05                         P-1     A-1+            12,969
    12,000   Wal-Mart Stores, Inc., 2.72%, due 5/3/05                                 P-1     A-1+            11,998
    13,000   Westpac Capital Corp., 2.86% & 3.02%, due 6/8/05 & 7/14/05               P-1     A-1+            12,932
     9,016   Yorktown Capital LLC, 3.00%, due 5/20/05                                 P-1     A-1+             9,002
                                                                                                          ----------
             TOTAL COMMERCIAL PAPER                                                                          375,904
                                                                                                          ----------
TIME DEPOSITS (2.8%)
     2,181   Canadian Imperial Bank of Commerce, 2.94%, due 5/2/05                    P-1     A-1              2,181
    12,000   Danske Bank A/S, Copenhagen, 2.90%, due 5/2/05                           P-1     A-1+            12,000
                                                                                                          ----------
             TOTAL TIME DEPOSITS                                                                              14,181
                                                                                                          ----------

             TOTAL INVESTMENTS (102.7%)                                                                      511,551

             Liabilities, less cash, receivables and other assets [(2.7%)]                                   (13,465)
                                                                                                          ----------

             TOTAL NET ASSETS (100.0%)                                                                    $  498,086
                                                                                                          ----------

See Notes to Schedule of Investments

SCHEDULE OF INVESTMENTS Government Money Fund

PRINCIPAL AMOUNT                                                                                               VALUE ++
(000'S OMITTED)                                                                                      (000'S OMITTED)
U.S. TREASURY SECURITIES--BACKED BY THE FULL FAITH AND CREDIT OF THE U.S. GOVERNMENT (14.1%)
$   20,000   U.S. Treasury Bills, 2.67%, due 5/26/05                                                      $   19,963
    10,000   U.S. Treasury Bills, 2.67%, due 6/2/05                                                            9,976
    20,000   U.S. Treasury Bills, 2.72%, due 6/23/05                                                          19,920
    12,000   U.S. Treasury Bills, 2.84%, due 7/21/05                                                          11,924
                                                                                                          ----------
             TOTAL U.S. TREASURY SECURITIES-BACKED BY THE FULL                                                61,783
             FAITH AND CREDIT OF THE U.S. GOVERNMENT                                                      ----------

U.S. GOVERNMENT AGENCY SECURITIES (86.1%)
     8,650   Fannie Mae, Disc. Notes, 2.70% & 2.71%, due 5/2/05                                                8,649
    10,000   Fannie Mae, Disc. Notes, 2.95%, due 8/29/05                                                       9,998
     4,500   Federal Farm Credit Bank, Disc. Notes, 2.68%, due 5/2/05                                          4,499
    10,000   Federal Farm Credit Bank, Disc. Notes, 2.67%, due 5/5/05                                          9,997
    24,500   Federal Farm Credit Bank, Disc. Notes, 2.66% & 2.75%, due 5/6/05                                 24,491
     8,000   Federal Farm Credit Bank, Disc. Notes, 2.73%, due 5/13/05                                         7,993
    20,000   Federal Farm Credit Bank, Disc. Notes, 2.72%, due 5/17/05                                        19,976
    18,000   Federal Farm Credit Bank, Disc. Notes, 2.74%, due 5/19/05                                        17,975
    11,965   Federal Home Loan Bank, Disc. Notes, 2.67% & 2.75%, due 5/2/05                                   11,964
    20,000   Federal Home Loan Bank, Disc. Notes, 2.67% & 2.68%, due 5/3/05                                   19,997
    10,000   Federal Home Loan Bank, Disc. Notes, 2.66%, due 5/4/05                                            9,998
     3,572   Federal Home Loan Bank, Disc. Notes, 2.77%, due 5/6/05                                            3,571
    10,000   Federal Home Loan Bank, Disc. Notes, 2.80%, due 5/20/05                                           9,985
    10,000   Federal Home Loan Bank, Disc. Notes, 2.83%, due 5/27/05                                           9,980
     7,000   Federal Home Loan Bank, Disc. Notes, 2.75%, due 5/31/05                                           6,984
    25,000   Federal Home Loan Bank, Disc. Notes, 2.82% & 2.86%, due 6/30/05                                  24,882
    25,432   Federal Home Loan Bank, Disc. Notes, 2.89% & 2.92%, due 7/1/05                                   25,307
    12,000   Freddie Mac, Disc. Notes, 2.71%, due 5/2/05                                                      11,999
    25,000   Freddie Mac, Disc. Notes, 2.72%, due 5/4/05                                                      24,994
    12,000   Freddie Mac, Disc. Notes, 2.70%, due 5/5/05                                                      11,996
    12,000   Freddie Mac, Disc. Notes, 2.76%, due 5/10/05                                                     11,992
    10,000   Freddie Mac, Disc. Notes, 2.77%, due 5/17/05                                                      9,988
    10,896   Freddie Mac, Disc. Notes, 2.85%, due 5/24/05                                                     10,876
     8,000   Freddie Mac, Disc. Notes, 2.82%, due 5/25/05                                                      7,985
    13,000   Freddie Mac, Disc. Notes, 2.82%, due 5/27/05                                                     12,974
    19,000   Freddie Mac, Disc. Notes, 2.86%, due 6/13/05                                                     18,935
    12,590   Freddie Mac, Disc. Notes, 2.91%, due 6/17/05                                                     12,542
     7,000   Freddie Mac, Disc. Notes, 2.87%, due 6/20/05                                                      6,972
    10,000   Freddie Mac, Disc. Notes, 2.90%, due 6/30/05                                                      9,952
                                                                                                          ----------
             TOTAL U.S. GOVERNMENT AGENCY SECURITIES                                                         377,451
                                                                                                          ----------

             TOTAL INVESTMENTS (100.2%)                                                                      439,234

             Liabilities, less cash, receivables and other assets [(0.2%)]                                      (807)
                                                                                                          ----------

             TOTAL NET ASSETS (100.0%)                                                                    $  438,427
                                                                                                          ----------

NOTES TO SCHEDULE OF INVESTMENTS

+ Investments in securities by Neuberger Berman High Income Bond Fund ("High Income"), Neuberger Berman Limited Maturity Bond Fund ("Limited Maturity"), and Neuberger Berman Municipal Securities Trust ("Municipal Securities Trust") are valued daily by obtaining bid price quotations from independent pricing services on all securities available in each service's data base. For all other securities requiring daily quotations, bid prices are obtained from principal market makers in those securities or, if quotations are not available, by a method the Board of Trustees of Neuberger Berman Income Funds believes accurately reflects fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Foreign security prices are furnished by independent quotation services and expressed in local currency values. Foreign security prices are translated from the local currency into U.S. dollars using the exchange rate as of 12:00 noon, Eastern time. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

++ Investment securities of Neuberger Berman Cash Reserves, Neuberger Berman Government Money Fund and Neuberger Berman Municipal Money Fund ("Municipal Money") are valued at amortized cost, which approximates U.S. Federal income tax cost.

#         At cost, which approximates market value.

## At April 30, 2005, selected Fund information on a U.S. Federal income tax basis was as follows:

                                                                                             NET
                                                        GROSS            GROSS        UNREALIZED
(000'S OMITTED)                                    UNREALIZED       UNREALIZED      APPRECIATION
NEUBERGER BERMAN                         COST    APPRECIATION     DEPRECIATION    (DEPRECIATION)
HIGH INCOME                        $  839,392   $       5,253   $       19,143   $       (13,890)

LIMITED MATURITY                      170,614             496            1,405              (907)

MUNICIPAL SECURITIES TRUST             34,046           1,315               58             1,257

@ Municipal securities held by Municipal Money and Municipal Securities Trust are within the two and four highest rating categories, respectively, assigned by a nationally recognized statistical rating organization ("NRSRO") such as Moody's Investors Service, Inc. or Standard & Poor's or, where not rated, are determined by the Fund's investment manager to be of comparable quality. Approximately 83% and 47% of the municipal securities held by Municipal Money and Municipal Securities Trust, respectively, have credit enhancement features backing them, which the Funds may rely on, such as letters of credit, insurance, or guarantees. Without these credit enhancement features the securities may or may not meet the quality standards of the Funds. Pre-refunded bonds are supported by securities in escrow issued or guaranteed by the U.S. Government, its agencies, or instrumentalities. The amount escrowed is sufficient to pay the periodic interest due and the principal of these bonds. Putable bonds give the Funds the right to sell back the issue on the date specified.

@@ Where no rating appears from any NRSRO, the security is deemed unrated for purposes of Rule 2a-7 under the Investment Company Act of 1940, as amended. Each of these securities is an eligible security based on a comparable quality analysis performed by the Fund's investment manager.

@@@ Managed by an affiliate of Neuberger Berman Management Inc. and could be deemed an affiliate of the Fund (see Notes A & F of Notes to Financial Statements).

*         Non-income producing security.

See Notes to Financial Statements

**        Security exempt from registration under the Securities Act of 1933.
          These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers under Rule 144A and are deemed liquid. At April 30, 2005, these securities amounted to $86,455,000 or 10.6% of net assets for High Income.

+++ All or a portion of this security is on loan (see Note A of the Notes to Financial Statements).

++++      Security is guaranteed by the corporate or non-profit obligor.

~ Security is subject to a fractional guarantee provided by Credit Suisse First Boston, Inc. and American Municipal Bond Assurance Corp., each backing 50% of the total principal.

~~ Security is subject to a fractional guarantee provided by Northern Trust Co. and Fifth Third Bank, each backing 50% of the total principal.

~~~ Security is subject to a fractional guarantee provided by BNP Paribas and Dexia, each backing 50% of the total principal.

### Security is subject to a guarantee provided by the First National Bank of Chicago, backing 100% of the total principal.

#### Security is subject to a guarantee provided by Wachovia, backing 100% of the total principal.

+++++ All or a portion of this security was purchased on a when-issued basis. At April 30, 2005, these securities amounted to $5,000,000 for High Income.

++++++ All or a portion of this security is segregated as collateral for when-issued purchase commitments.

~~~~ Security is subject to a guarantee provided by the Bank of Nova Scotia, backing 100% of the total principal.

~~~~~ Security is subject to a guarantee provided by J.P. Morgan Chase, backing 100% of the total principal.

@@@@ Security is subject to a guarantee provided by Lloyds Bank, p.l.c., backing 100% of the total principal

@@@@@ Security is subject to a guarantee provided by Bayerische Landesbank, backing 100% of the total principal.

^^^^ Security is subject to a guarantee provided by Depfa, Inc., backing 100% of the total principal.

^^^^^ Security is subject to a guarantee provided by Dexia, Inc., backing 100% of the total principal

***** Security is subject to a guarantee provided by Bank One Corp., backing 100% of the total principal.

****** Security is subject to a guarantee provided by Kredietbank, backing 100% of the total principal.

##### Security is subject to a guarantee provided by National Australia Bank, backing 100% of the total principal.

###### Security is subject to a guarantee provided by Morgan Guaranty Trust, backing 100% of the total principal.

^ Principal amount is stated in the currency in which the security is denominated.

          EUR       = Euro Currency

^^        Rated A+ by Fitch Investors Services, Inc.

^^^       Rated BBB+ by Fitch Investors Services, Inc.

                   This page has been left blank intentionally

STATEMENTS OF ASSETS AND LIABILITIES

NEUBERGER BERMAN INCOME FUNDS                                                    CASH   GOVERNMENT
(000'S OMITTED EXCEPT PER SHARE AMOUNTS)                                     RESERVES   MONEY FUND
ASSETS
     INVESTMENTS IN SECURITIES, AT VALUE*+ (NOTES A & F)--SEE

     SCHEDULE OF INVESTMENTS:

     Unaffiliated issuers                                                   $ 511,551   $  439,234
     Affiliated issuers                                                            --           --
     Repurchase agreements                                                         --           --
--------------------------------------------------------------------------------------------------
                                                                              511,551      439,234
     Cash                                                                           0            1
     Interest receivable                                                          237            2
     Net receivable for forward currency exchange contracts sold (Note C)          --           --
     Receivable for securities sold                                                --           --
     Receivable for Fund shares sold                                               37           62
     Receivable from administrator--net (Note B)                                   --           --
     Prepaid expenses and other assets                                             24           20
--------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                  511,849      439,319
--------------------------------------------------------------------------------------------------

LIABILITIES
     Dividends payable                                                            495          703
     Due to custodian                                                              --           --
     Payable for collateral on securities loaned (Note A)                          --           --
     Payable for securities purchased                                          13,000           --
     Payable for Fund shares redeemed                                              51            7
     Payable to investment manager--net (Note B)                                   32           28
     Payable to administrator--net (Note B)                                       110           95
     Accrued expenses and other payables                                           75           59
--------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                              13,763          892
--------------------------------------------------------------------------------------------------
NET ASSETS AT VALUE                                                         $ 498,086   $  438,427
--------------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
     Paid-in capital                                                        $ 498,083   $  438,426
     Undistributed net investment income (loss)                                    --           --
     Distributions in excess of net investment income                              --           --
     Accumulated net realized gains (losses) on investments                         3            1
     Net unrealized appreciation (depreciation) in value of investments            --           --
--------------------------------------------------------------------------------------------------
NET ASSETS AT VALUE                                                         $ 498,086   $  438,427
--------------------------------------------------------------------------------------------------

NET ASSETS
     Investor Class                                                         $ 498,086   $  438,427
     Trust Class                                                                   --           --

SHARES OUTSTANDING ($.001 PAR VALUE; UNLIMITED SHARES AUTHORIZED)
     Investor Class                                                           498,083      438,426
     Trust Class                                                                   --           --

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
     Investor Class                                                         $    1.00   $     1.00
     Trust Class                                                                   --           --

+SECURITIES ON LOAN, AT MARKET VALUE:

     Unafilliated issuers                                                   $      --   $       --
--------------------------------------------------------------------------------------------------
TOTAL SECURITIES ON LOAN, AT MARKET VALUE                                   $      --   $       --
--------------------------------------------------------------------------------------------------

*COST OF INVESTMENTS:

     Unafilliated issuers                                                   $ 511,551   $  439,234
     Affiliated issuers                                                            --           --
--------------------------------------------------------------------------------------------------
TOTAL COST OF INVESTMENTS                                                   $ 511,551   $  439,234
--------------------------------------------------------------------------------------------------

See Notes to Financial Statements

NEUBERGER BERMAN INCOME FUNDS                                               HIGH INCOME BOND    LIMITED MATURITY
(000'S OMITTED EXCEPT PER SHARE AMOUNTS)                                                FUND           BOND FUND
ASSETS
     INVESTMENTS IN SECURITIES, AT VALUE*+ (NOTES A & F)--SEE

     SCHEDULE OF INVESTMENTS:

     Unaffiliated issuers                                                   $        781,348    $        167,122
     Affiliated issuers                                                               14,044                  --
     Repurchase agreements                                                            30,110               2,585
----------------------------------------------------------------------------------------------------------------
                                                                                     825,502             169,707
     Cash                                                                                  8                   5
     Interest receivable                                                              16,380               2,101
     Net receivable for forward currency exchange contracts sold (Note C)                 --                  24
     Receivable for securities sold                                                    5,368              12,119
     Receivable for Fund shares sold                                                     887                 694
     Receivable from administrator--net (Note B)                                          --                  --
     Prepaid expenses and other assets                                                    36                  10
----------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                         848,181             184,660
----------------------------------------------------------------------------------------------------------------

LIABILITIES
     Dividends payable                                                                   342                  32
     Due to custodian                                                                     --                  --
     Payable for collateral on securities loaned (Note A)                             14,044                  --
     Payable for securities purchased                                                  9,968              10,320
     Payable for Fund shares redeemed                                                  8,183                 101
     Payable to investment manager--net (Note B)                                         306                  33
     Payable to administrator--net (Note B)                                              172                  22
     Accrued expenses and other payables                                                  77                  63
----------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                     33,092              10,571
----------------------------------------------------------------------------------------------------------------
NET ASSETS AT VALUE                                                         $        815,089    $        174,089
----------------------------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
     Paid-in capital                                                        $        833,752    $        198,402
     Undistributed net investment income (loss)                                           25                  --
     Distributions in excess of net investment income                                     --                (829)
     Accumulated net realized gains (losses) on investments                           (4,798)            (22,601)
     Net unrealized appreciation (depreciation) in value of investments              (13,890)               (883)
----------------------------------------------------------------------------------------------------------------
NET ASSETS AT VALUE                                                         $        815,089    $        174,089
----------------------------------------------------------------------------------------------------------------

NET ASSETS
     Investor Class                                                         $        815,089    $        152,076
     Trust Class                                                                          --              22,013

SHARES OUTSTANDING ($.001 PAR VALUE; UNLIMITED SHARES AUTHORIZED)
     Investor Class                                                                   89,267              16,460
     Trust Class                                                                          --               2,501

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
     Investor Class                                                         $           9.13    $           9.24
     Trust Class                                                                          --                8.80

+SECURITIES ON LOAN, AT MARKET VALUE:

     Unafilliated issuers                                                   $         13,610    $             --
----------------------------------------------------------------------------------------------------------------
TOTAL SECURITIES ON LOAN, AT MARKET VALUE                                   $         13,610    $             --
----------------------------------------------------------------------------------------------------------------

*COST OF INVESTMENTS:
     Unafilliated issuers                                                   $        825,348    $        170,614
     Affiliated issuers                                                               14,044                  --
----------------------------------------------------------------------------------------------------------------
TOTAL COST OF INVESTMENTS                                                   $        839,392    $        170,614
----------------------------------------------------------------------------------------------------------------

NEUBERGER BERMAN INCOME FUNDS                                               MUNICIPAL MONEY    MUNICIPAL SECURITIES
(000'S OMITTED EXCEPT PER SHARE AMOUNTS)                                               FUND                   TRUST
ASSETS
     INVESTMENTS IN SECURITIES, AT VALUE*+ (NOTES A & F)--SEE

     SCHEDULE OF INVESTMENTS:

     Unaffiliated issuers                                                   $       555,145    $             35,303
     Affiliated issuers                                                                  --                      --
     Repurchase agreements                                                               --                      --
-------------------------------------------------------------------------------------------------------------------
                                                                                    555,145                  35,303
     Cash                                                                                --                      10
     Interest receivable                                                              2,895                     457
     Net receivable for forward currency exchange contracts sold (Note C)                --                      --
     Receivable for securities sold                                                   2,651                      --
     Receivable for Fund shares sold                                                     10                       1
     Receivable from administrator--net (Note B)                                         --                       4
     Prepaid expenses and other assets                                                   21                       2
-------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                        560,722                  35,777
-------------------------------------------------------------------------------------------------------------------

LIABILITIES
     Dividends payable                                                                  709                      12
     Due to custodian                                                                    57                      --
     Payable for collateral on securities loaned (Note A)                                --                      --
     Payable for securities purchased                                                    --                      --
     Payable for Fund shares redeemed                                                     1                      19
     Payable to investment manager--net (Note B)                                        111                       7
     Payable to administrator--net (Note B)                                             120                      --
     Accrued expenses and other payables                                                  2                      33
-------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                     1,000                      71
-------------------------------------------------------------------------------------------------------------------
NET ASSETS AT VALUE                                                         $       559,722    $             35,706
-------------------------------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
     Paid-in capital                                                        $       559,728    $             34,362
     Undistributed net investment income (loss)                                           1                      --
     Distributions in excess of net investment income                                    --                      --
     Accumulated net realized gains (losses) on investments                              (7)                     87
     Net unrealized appreciation (depreciation) in value of investments                  --                   1,257
-------------------------------------------------------------------------------------------------------------------
NET ASSETS AT VALUE                                                         $       559,722    $             35,706
-------------------------------------------------------------------------------------------------------------------

NET ASSETS
     Investor Class                                                         $       559,722    $             35,706
     Trust Class                                                                         --                      --

SHARES OUTSTANDING ($.001 PAR VALUE; UNLIMITED SHARES AUTHORIZED)
     Investor Class                                                                 559,802                   3,089
     Trust Class                                                                         --                      --

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
     Investor Class                                                         $          1.00    $              11.56
     Trust Class                                                                         --                      --

+SECURITIES ON LOAN, AT MARKET VALUE:

     Unafilliated issuers                                                   $            --    $                 --
-------------------------------------------------------------------------------------------------------------------
TOTAL SECURITIES ON LOAN, AT MARKET VALUE                                   $            --    $                 --
-------------------------------------------------------------------------------------------------------------------

*COST OF INVESTMENTS:
     Unafilliated issuers                                                   $       555,145    $             34,046
     Affiliated issuers                                                                  --                      --
-------------------------------------------------------------------------------------------------------------------
TOTAL COST OF INVESTMENTS                                                   $       555,145    $             34,046
-------------------------------------------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS

                                                                                       GOVERNMENT
NEUBERGER BERMAN INCOME FUNDS                                                   CASH        MONEY
(000'S OMITTED)                                                             RESERVES         FUND
INVESTMENT INCOME

Interest income--unaffiliated issuers (Note A)                             $   5,693   $    5,319
Income from securities loaned--affiliated issuer (Notes A&F)                      --           --
-------------------------------------------------------------------------------------------------
Total income                                                               $   5,693   $    5,319
-------------------------------------------------------------------------------------------------

EXPENSES:

Investment management fee (Note B)                                               351          347
Administration fee (Note B):
       Investor Class                                                            651          638
       Trust Class                                                                --           --
Shareholder servicing agent fees:
       Investor Class                                                            101           37
       Trust Class                                                                --           --
Audit fees                                                                        17           16
Custodian fees (Note B)                                                           79           66
Insurance expense                                                                  8           14
Legal fees                                                                        13           14
Registration and filing fees                                                      19           19
Shareholder reports                                                               13           19
Trustees' fees and expenses                                                       11           12
Miscellaneous                                                                     13            4
-------------------------------------------------------------------------------------------------
Total expenses                                                                 1,276        1,186

Expenses reimbursed by administrator (Note B)                                     --           --
Investment management fee waived (Note B)                                        (34)         (32)
Expenses reduced by custodian fee expense offset arrangement (Note B)             (0)          (2)
-------------------------------------------------------------------------------------------------
Total net expenses                                                             1,242        1,152
-------------------------------------------------------------------------------------------------
Net investment income (loss)                                               $   4,451   $    4,167
-------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE A)
Net realized gain (loss) on:
       Sales of investment securities of unaffiliated issuers                     (1)          16
       Foreign currency                                                           --           --
Change in net unrealized appreciation (depreciation) in value of:
       Unaffiliated investment securities                                         --           --
       Foreign currency                                                           --           --
       ------------------------------------------------------------------------------------------
Net gain (loss) on investments                                                    (1)          16
-------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS            $   4,450   $    4,183
-------------------------------------------------------------------------------------------------

See Notes to Financial Statements

                                                                                HIGH INCOME            LIMITED
NEUBERGER BERMAN INCOME FUNDS                                                          BOND           MATURITY
(000'S OMITTED)                                                                        FUND          BOND FUND
INVESTMENT INCOME

Interest income--unaffiliated issuers (Note A)                             $         27,816   $          2,931
Income from securities loaned--affiliated issuer (Notes A&F)                             28                 --
--------------------------------------------------------------------------------------------------------------
Total income                                                               $         27,844   $          2,931
--------------------------------------------------------------------------------------------------------------

EXPENSES:

Investment management fee (Note B)                                                    2,021                225
Administration fee (Note B):
       Investor Class                                                                 1,137                211
       Trust Class                                                                       --                 60
Shareholder servicing agent fees:
       Investor Class                                                                   276                 72
       Trust Class                                                                       --                 10
Audit fees                                                                               20                 19
Custodian fees (Note B)                                                                 119                 68
Insurance expense                                                                        10                  3
Legal fees                                                                               19                 14
Registration and filing fees                                                             65                 28
Shareholder reports                                                                      31                  9
Trustees' fees and expenses                                                              12                 12
Miscellaneous                                                                            24                  6
--------------------------------------------------------------------------------------------------------------
Total expenses                                                                        3,734                737

Expenses reimbursed by administrator (Note B)                                            --                (93)
Investment management fee waived (Note B)                                                --                 --
Expenses reduced by custodian fee expense offset arrangement (Note B)                    (6)                (0)
--------------------------------------------------------------------------------------------------------------
Total net expenses                                                                    3,728                644
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                               $         24,116   $          2,287
--------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE A)
Net realized gain (loss) on:
       Sales of investment securities of unaffiliated issuers                         2,364               (151)
       Foreign currency                                                                  --               (177)
Change in net unrealized appreciation (depreciation) in value of:
       Unaffiliated investment securities                                           (39,269)            (1,913)
       Foreign currency                                                                  --                 95
       -------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                                      (36,905)            (2,146)
--------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS            $        (12,789)  $            141
--------------------------------------------------------------------------------------------------------------

                                                                                 MUNICIPAL              MUNICIPAL
NEUBERGER BERMAN INCOME FUNDS                                                        MONEY             SECURITIES
(000'S OMITTED)                                                                       FUND                  TRUST
INVESTMENT INCOME

Interest income--unaffiliated issuers (Note A)                             $         4,628   $                751
Income from securities loaned--affiliated issuer (Notes A&F)                            --                     --
-----------------------------------------------------------------------------------------------------------------
Total income                                                               $         4,628   $                751
-----------------------------------------------------------------------------------------------------------------

EXPENSES:

Investment management fee (Note B)                                                     616                     46
Administration fee (Note B):
       Investor Class                                                                  665                     49
       Trust Class                                                                      --                     --
Shareholder servicing agent fees:
       Investor Class                                                                   11                     16
       Trust Class                                                                      --                     --
Audit fees                                                                              17                     18
Custodian fees (Note B)                                                                 77                     17
Insurance expense                                                                        7                      1
Legal fees                                                                              14                     14
Registration and filing fees                                                            26                     12
Shareholder reports                                                                     10                      5
Trustees' fees and expenses                                                             12                     12
Miscellaneous                                                                            8                      2
-----------------------------------------------------------------------------------------------------------------
Total expenses                                                                       1,463                    192

Expenses reimbursed by administrator (Note B)                                           --                    (72)
Investment management fee waived (Note B)                                               --                     --
Expenses reduced by custodian fee expense offset arrangement (Note B)                   (3)                    (1)
-----------------------------------------------------------------------------------------------------------------
Total net expenses                                                                   1,460                    119
-----------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                         3,168                    632
-----------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE A)
Net realized gain (loss) on:
       Sales of investment securities of unaffiliated issuers                           --                     87
       Foreign currency                                                                 --                     --
Change in net unrealized appreciation (depreciation) in value of:
       Unaffiliated investment securities                                               --                   (672)
       Foreign currency                                                                 --                     --
       ----------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                                          --                   (585)
-----------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS            $         3,168   $                 47
-----------------------------------------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                            CASH RESERVES           GOVERNMENT MONEY FUND
                                                                      -----------------------------------------------------
                                                                       SIX MONTHS          YEAR    SIX MONTHS          YEAR
                                                                            ENDED         ENDED         ENDED         ENDED
                                                                        APRIL 30,   OCTOBER 31,     APRIL 30,   OCTOBER 31,
NEUBERGER BERMAN INCOME FUNDS                                                2005          2004          2005          2004
(000'S OMITTED)                                                       (UNAUDITED)                 (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:

Net investment income (loss)                                          $     4,451   $     3,220   $     4,167   $     4,706
Net realized gain (loss) on investments                                        (1)            4            16           (15)
Change in net unrealized appreciation (depreciation) of investments            --            --            --            --
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations             4,450         3,224         4,183         4,691
---------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:

NET INVESTMENT INCOME:
Investor Class                                                             (4,451)       (3,220)       (4,167)       (4,706)
Trust Class                                                                    --            --            --            --
NET REALIZED GAIN ON INVESTMENTS:
Investor Class                                                                 --           (10)           --           (19)
---------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders                                        (4,451)       (3,230)       (4,167)       (4,725)
---------------------------------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS (NOTE D):

PROCEEDS FROM SHARES SOLD:
Investor Class                                                            339,614       827,773       403,604     1,173,062
Trust Class                                                                    --            --            --            --
PROCEEDS FROM REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS:
Investor Class                                                              2,173         1,232           583           467
Trust Class                                                                    --            --            --            --
PAYMENTS FOR SHARES REDEEMED:
Investor Class                                                           (324,931)     (965,468)     (420,494)   (1,797,122)
Trust Class                                                                    --            --            --            --
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from Fund share transactions                       16,856      (136,463)      (16,307)     (623,593)
---------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS                                      16,855      (136,469)      (16,291)     (623,627)

NET ASSETS:
Beginning of period                                                       481,231       617,700       454,718     1,078,345
---------------------------------------------------------------------------------------------------------------------------
End of period                                                         $   498,086   $   481,231   $   438,427   $   454,718
---------------------------------------------------------------------------------------------------------------------------
Undistributed net investment income (loss) at end of period           $        --   $        --   $        --   $        --
---------------------------------------------------------------------------------------------------------------------------
Distributions in excess of net investment income at end of period     $        --   $        --   $        --   $        --
---------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements

                                                                        HIGH INCOME BOND FUND     LIMITED MATURITY BOND FUND
                                                                      ------------------------------------------------------
                                                                       SIX MONTHS          YEAR    SIX MONTHS           YEAR
                                                                            ENDED         ENDED         ENDED          ENDED
                                                                        APRIL 30,   OCTOBER 31,     APRIL 30,    OCTOBER 31,
NEUBERGER BERMAN INCOME FUNDS                                                2005          2004          2005           2004
(000'S OMITTED)                                                       (UNAUDITED)                 (UNAUDITED)

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:

Net investment income (loss)                                          $    24,116   $    40,651   $     2,287   $      5,200
Net realized gain (loss) on investments                                     2,364         7,409          (328)          (538)
Change in net unrealized appreciation (depreciation) of investments       (39,269)       13,566        (1,818)        (1,638)
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations           (12,789)       61,626           141          3,024
----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:

NET INVESTMENT INCOME:
Investor Class                                                            (24,116)      (40,651)       (3,071)        (6,315)
Trust Class                                                                    --            --          (460)        (1,063)
NET REALIZED GAIN ON INVESTMENTS:
Investor Class                                                                 --            --            --             --
----------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders                                       (24,116)      (40,651)       (3,531)        (7,378)
----------------------------------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS (NOTE D):

PROCEEDS FROM SHARES SOLD:
Investor Class                                                            271,046       563,304        11,506         29,706
Trust Class                                                                    --            --         3,141          9,114
----------------------------------------------------------------------------------------------------------------------------
PROCEEDS FROM REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS:
Investor Class                                                             21,425        35,997         2,865          5,903
Trust Class                                                                    --            --           446          1,044
PAYMENTS FOR SHARES REDEEMED:
Investor Class                                                           (253,710)     (326,694)      (21,958)       (68,721)
Trust Class                                                                    --            --        (8,149)       (19,020)
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from Fund share transactions                       38,761       272,607       (12,149)       (41,974)
----------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS                                       1,856       293,582       (15,539)       (46,328)

NET ASSETS:
Beginning of period                                                       813,233       519,651       189,628        235,956
----------------------------------------------------------------------------------------------------------------------------
End of period                                                         $   815,089   $   813,233   $   174,089   $    189,628
----------------------------------------------------------------------------------------------------------------------------
Undistributed net investment income (loss) at end of period           $        25   $        25   $        --   $        415
----------------------------------------------------------------------------------------------------------------------------
Distributions in excess of net investment income at end of period     $        --   $        --   $      (829)  $         --
----------------------------------------------------------------------------------------------------------------------------

                                                                        MUNICIPAL MONEY FUND     MUNICIPAL SECURITIES TRUST
                                                                      -----------------------------------------------------
                                                                       SIX MONTHS          YEAR    SIX MONTHS          YEAR
                                                                            ENDED         ENDED         ENDED         ENDED
                                                                        APRIL 30,   OCTOBER 31,     APRIL 30,   OCTOBER 31,
NEUBERGER BERMAN INCOME FUNDS                                                2005          2004          2005          2004
(000'S OMITTED)                                                       (UNAUDITED)                 (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:

Net investment income (loss)                                          $     3,168  $      2,217  $        632  $      1,319
Net realized gain (loss) on investments                                        --            --            87           226
Change in net unrealized appreciation (depreciation) of investments            --            --          (672)         (248)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations             3,168         2,217            47         1,297
---------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:

NET INVESTMENT INCOME:
Investor Class                                                             (3,168)       (2,217)         (632)       (1,319)
Trust Class                                                                    --            --            --            --
NET REALIZED GAIN ON INVESTMENTS:
Investor Class                                                                 --            --          (225)         (159)
---------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders                                        (3,168)       (2,217)         (857)       (1,478)
---------------------------------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS (NOTE D):

PROCEEDS FROM SHARES SOLD:
Investor Class                                                            725,746       688,114         3,205         8,289
Trust Class                                                                    --            --            --            --
PROCEEDS FROM REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS:
Investor Class                                                                262           115           755         1,283
Trust Class                                                                    --            --            --            --
PAYMENTS FOR SHARES REDEEMED:
Investor Class                                                           (592,433)     (673,006)       (4,553)      (14,609)
Trust Class                                                                    --            --            --            --
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from Fund share transactions                      133,575        15,223          (593)       (5,037)
---------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS                                     133,575        15,223        (1,403)       (5,218)

NET ASSETS:
Beginning of period                                                       426,147       410,924        37,109        42,327
---------------------------------------------------------------------------------------------------------------------------
End of period                                                         $   559,722   $   426,147   $    35,706   $    37,109
---------------------------------------------------------------------------------------------------------------------------
Undistributed net investment income (loss) at end of period           $         1   $         1   $        --   $        --
---------------------------------------------------------------------------------------------------------------------------
Distributions in excess of net investment income at end of period     $        --   $        --   $        --   $        --
---------------------------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS  Income Funds

     NOTE A--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

1 GENERAL: Neuberger Berman Cash Reserves ("Cash Reserves"), Neuberger Berman Government Money Fund ("Government Money"), Neuberger Berman High Income Bond Fund ("High Income"), Neuberger Berman Limited Maturity Bond Fund ("Limited Maturity"), Neuberger Berman Municipal Money Fund ("Municipal Money"), and Neuberger Berman Municipal Securities Trust ("Municipal Securities Trust") (individually a "Fund", collectively, the "Funds") are separate operating series of Neuberger Berman Income Funds (the "Trust"), a Delaware statutory trust organized pursuant to a Trust Instrument dated December 23, 1992. The Trust is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended (the "1933 Act"). All of the Funds offer Investor Class shares and Limited Maturity also offers Trust Class shares. The Board of Trustees of the Trust (the "Board") may establish additional series or classes of shares without the approval of shareholders.

     The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.

     It is the policy of Cash Reserves, Government Money, and Municipal Money to maintain a continuous net asset value per share of $1.00; each of these Funds has adopted certain investment, valuation, and dividend and distribution policies, which conform to general industry practice, to enable it to do so. However, there is no assurance each of these Funds will be able to maintain a stable net asset value per share.

     The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Neuberger Berman Management Inc. ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2 PORTFOLIO VALUATION: Investment securities are valued as indicated in the notes following the Funds' Schedule of Investments.

3 FOREIGN CURRENCY TRANSLATION: High Income and Limited Maturity may invest in foreign securities denominated in foreign currency. The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rate as of 12:00 noon Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss) arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statements of Operations.

4 SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Interest income, including accretion of discount (adjusted for original issue discount, where applicable) and amortization of premium, where applicable, is recorded on the accrual basis. Realized gains and losses from securities transactions and (for High Income and Limited Maturity, foreign currency transactions), if any, are recorded on the basis of identified cost and stated separately in the Statements of Operations.

5 INCOME TAX INFORMATION: Each Fund is treated as a separate entity for U.S. Federal income tax purposes. It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no Federal income or excise tax provision is required.

     Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by each Fund, timing differences and differing characterization of distributions made by each Fund as a whole. The Funds may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

     As determined on October 31, 2004, permanent differences resulting primarily from different book and tax accounting for amortization of bond premium, mortgage dollar rolls, paydown gains and losses and, foreign currency gains and losses (for Limited Maturity) were reclassified at year end. These reclassifications had no effect on net income, net assets or net assets per share of each Fund.

     The tax character of distributions paid during the years ended October 31, 2004 and October 31, 2003 were as follows:

                                                     DISTRIBUTIONS PAID FROM:
                                                  TAXABLE INCOME                 TAX-EXEMPT INCOME
                                           2004             2003             2004             2003
     CASH RESERVES              $     3,230,039  $     4,960,914  $            --  $            --
     GOVERNMENT MONEY                 4,724,895        8,969,360               --               --
     HIGH INCOME                     40,651,447       22,129,548               --               --
     LIMITED MATURITY                 7,378,305        9,294,630               --               --
     MUNICIPAL MONEY                         --               --        2,217,371        2,502,940
     MUNICIPAL SECURITIES TRUST          55,790              601        1,319,090        1,437,169

                                                     DISTRIBUTIONS PAID FROM:
                                          LONG-TERM CAPITAL GAIN                TOTAL
                                           2004             2003             2004             2003
     CASH RESERVES              $            --  $            --  $     3,230,039  $     4,960,914
     GOVERNMENT MONEY                        --               --        4,724,895        8,969,360
     HIGH INCOME                             --               --       40,651,447       22,129,548
     LIMITED MATURITY                        --               --        7,378,305        9,294,630
     MUNICIPAL MONEY                         --               --        2,217,371        2,502,940
     MUNICIPAL SECURITIES TRUST         103,115          199,702        1,477,995        1,637,472

     As of October 31, 2004, the components of distributable earnings (accumulated losses) on a U.S. Federal income tax basis were as follows:

                                  UNDISTRIBUTED  UNDISTRIBUTED  UNDISTRIBUTED      UNREALIZED            LOSS
                                       ORDINARY     TAX-EXEMPT      LONG-TERM    APPRECIATION   CARRYFORWARDS
                                         INCOME         INCOME           GAIN  (DEPRECIATION)   AND DEFERRALS         TOTAL
     CASH RESERVES                $     262,377  $          --  $          --  $           --  $          --   $    262,377
     GOVERNMENT MONEY                   322,516             --             --              --         (14,846)      307,670
     HIGH INCOME                        467,360             --             --      25,339,429      (7,122,418)   18,684,371
     LIMITED MATURITY                   369,713             --             --        (874,085)    (20,386,277)  (20,890,649)
     MUNICIPAL MONEY                         --        350,025             --              --          (6,798)      343,227
     MUNICIPAL SECURITIES TRUST          57,922         10,566        167,401       1,928,462              --     2,164,351

     The differences between book basis and tax basis distributable earnings are attributable primarily to timing differences of distribution payments, timing differences of wash sales, mark to market on certain forward foreign currency contracts, mortgage dollar rolls, and amortization of bond premium.

     To the extent each Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of each Fund not to distribute such gains. As determined on October 31, 2004, the following Funds had unused capital loss carryforwards available for Federal income tax purposes to offset net realized capital gains, if any, as follows:

                          EXPIRING IN:
                                  2005        2006        2007        2008        2009        2010        2011        2012
     GOVERNMENT MONEY     $         --  $       --  $       --  $       --  $       --  $       --  $       --  $   14,846
     HIGH INCOME(1)                 --          --   2,845,092   2,021,774     923,187   1,332,365          --          --
     LIMITED MATURITY(2)     1,100,286   4,035,877   5,146,514   7,177,986     456,883          --          --   2,468,731
     MUNICIPAL MONEY                --          --          --       6,744          --          --          54          --

     (1) Of the total capital loss carryforwards shown above for High Income, $5,790,053 was acquired on September 6, 2002 in the merger with Neuberger Berman High Yield Bond Fund. The use of these losses to offset future gains may be limited in a given year.

     (2) Of the total capital loss carryforwards shown above for Limited Maturity, $2,860,480 was acquired on February 9, 2001 in a tax-free reorganization. The use of these losses to offset future gains may be limited in a given year.

6 DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Each Fund earns income, net of expenses, daily on its investments. It is the policy of each Fund to declare distributions from net investment income on each business day; such distributions are paid monthly. Distributions from net realized capital gains, if any, are generally distributed in December. Income dividends and capital gain distributions to shareholders are recorded on the ex-dividend date.

7 EXPENSE ALLOCATION: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Fund are charged to that Fund. Expenses of the Trust that are not directly attributed to a Fund are allocated among the Funds, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the Funds can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributed to a Fund or the Trust are allocated among the Funds and the other investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly. Each Fund's expenses (other than those specific to each class) are allocated proportionally each day between the classes based upon the relative net assets of each class.

8 FINANCIAL FUTURES CONTRACTS: High Income, Limited Maturity, and Municipal Securities Trust may each buy and sell financial futures contracts to hedge against changes in securities prices resulting from changes in prevailing interest rates. At the time a Fund enters into a financial futures contract, it is required to deposit with its custodian a specified amount of cash or liquid securities, known as "initial margin," ranging upward from 1.1% of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Funds as unrealized gains or losses.

     Although some financial futures contracts by their terms call for actual delivery or acceptance of financial instruments, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching financial futures contracts. When the contracts are closed, a Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market, possibly at a time of rapidly declining prices, and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities.

     For U.S. Federal income tax purposes, the futures transactions undertaken by a Fund may cause that Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Fund. Also, a Fund's losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating such Fund's taxable income.

     During the six months ended April 30, 2005, High Income, Limited Maturity, and Municipal Securities Trust did not enter into any financial futures contracts.

9 FORWARD FOREIGN CURRENCY CONTRACTS: High Income and Limited Maturity may each enter into forward foreign currency contracts ("contracts") in connection with planned purchases or sales of securities to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. The gain or loss arising from the difference between the original contract price and the closing price of such contract is included in net realized gains or losses on foreign currency transactions. Fluctuations in the value of forward foreign currency contracts are recorded for financial reporting purposes as unrealized gains or losses by each Fund. Neither Fund has a specific limitation on the percentage of assets which may be committed to these types of contracts, but neither Fund may invest more than 25% of its net assets in foreign securities denominated in or indexed to foreign currencies. The Funds could be exposed to risks if a counter party to a contract were unable to meet the terms of its contract or if the value of the foreign currency changes unfavorably. The U.S. dollar value of foreign currency underlying all contractual commitments held by each Fund is determined using forward foreign currency exchange rates supplied by an independent pricing service.

10 SECURITY LENDING: High Income entered into a securities lending agreement with Bear Stearns Securities Corp. ("Bear Stearns") on December 26, 2002. Securities loans involve certain risks in the event Bear Stearns should default or fail financially, including delays or inability to recover the loaned securities or foreclose against the collateral. Neuberger, under the general supervision of the Board, monitors the creditworthiness of the parties to whom High Income makes security loans. High Income receives cash collateral equal to at least 102% of the current market value of the loaned securities. Prior to February 7, 2005, High Income invested the cash collateral in the N&B Securities Lending Quality Fund, LLC ("Old

     Fund"), which was managed by State Street Bank and Trust Company ("State Street") pursuant to guidelines approved by Management. Effective February 7, 2005, High Income changed the collateral investment vehicle from the Old Fund to the Neuberger Berman Securities Lending Quality Fund, LLC ("Quality Fund"), a fund managed by Lehman Brothers Asset Management LLC (formerly Lincoln Capital Fixed Income Management Company, LLC), an affiliate of Management, as approved by the Board. High Income pays a fee to Bear Stearns with respect to the cash collateral that it receives and retains the income earned on the reinvestment of that cash collateral. High Income also receives payments from Bear Stearns equal to income earned on loaned securities during the time that they are on loan.

     Income earned on the securities loaned, if any, is reflected in the Statement of Operations under the caption "Income from securities loaned-affiliated issuer."

11 REPURCHASE AGREEMENTS: Each Fund may enter into repurchase agreements with institutions that Management has determined are creditworthy. Each repurchase agreement is recorded at cost. Each Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to assert a perfected security interest in those securities in the event of a default under the repurchase agreement. Each Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

12 DOLLAR ROLLS: Limited Maturity may enter into dollar roll transactions with respect to mortgage-backed securities. In a dollar roll transaction, the Fund sells securities for delivery in the current month and simultaneously agrees to repurchase substantially similar (i.e., same type and coupon) securities on a specified future date from the same party. During the period before this repurchase, the Fund forgoes principal and interest payments on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop"), as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls may increase fluctuations in the Fund's net asset value and may be viewed as a form of leverage. There is a risk that the counterparty will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund.

13 OTHER: All net investment income and realized and unrealized capital gains and losses of each Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

14 INDEMNIFICATIONS: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

     NOTE B--MANAGEMENT FEES, ADMINISTRATION FEES, DISTRIBUTION ARRANGEMENTS, AND OTHER TRANSACTIONS WITH AFFILIATES:

     Each Fund retains Management as its investment manager under a Management Agreement. For such investment management services, each Fund (except High Income) pays Management a fee at the annual rate of 0.25% of the first $500 million of that Fund's average daily net assets, 0.225% of the next $500 million, 0.20% of the next $500 million, 0.175% of the next $500 million, and 0.15% of average daily net assets in excess of $2 billion. High Income pays Management a fee for investment management services at the annual rate of 0.48% of the Fund's average daily net assets. Effective December 27, 2004, Cash Reserves and Government Money pay Management a fee for investment management services at the annual rate of 0.10% of each Fund's average daily net assets. Management has voluntarily agreed to waive its management fee in the amount of 0.02% of the average daily net assets of Cash Reserves and Government Money. For the six months ended April 30, 2005, such waived fees amounted to $33,631 and $32,485 for Cash Reserves and Government Money, respectively.

     Each Fund retains Management as its administrator under an Administration Agreement. Each Fund's Investor Class pays Management an administration fee at the annual rate of 0.27% of its average daily net assets and the Trust Class of Limited Maturity pays Management an administration fee at the annual rate of 0.50% of its average daily net assets under this agreement. Additionally, Management retains State Street as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement.

     Management has undertaken to reimburse operating expenses (including fees payable to Management but excluding interest, taxes, brokerage commissions, and extraordinary expenses) ("Operating Expenses") which exceed the expense limitation as detailed in the following table:

                                                                                                          REIMBURSEMENT FROM
                                                                                                          MANAGEMENT FOR THE
                                                    EXPENSE                                                 SIX MONTHS ENDED
     CLASS                                        LIMITATION(1)   CONTRACTUAL/VOLUNTARY    EXPIRATION         APRIL 30, 2005
     CASH RESERVES INVESTOR CLASS                    0.65%            Contractual            10/31/07        $      --
     HIGH INCOME BOND FUND INVESTOR CLASS            1.00%            Contractual            10/31/07               --
     LIMITED MATURITY BOND FUND INVESTOR CLASS       0.70%            Contractual            10/31/07           69,142
     LIMITED MATURITY BOND FUND TRUST CLASS          0.80%            Contractual            10/31/07           24,351
     MUNICIPAL SECURITIES TRUST INVESTOR CLASS       0.65%            Contractual            10/31/07           72,106

     (1) Expense limitation per annum of the respective class' average daily net assets.

     The Investor Classes of Cash Reserves, High Income, Limited Maturity and Municipal Securities Trust and the Trust Class of Limited Maturity have agreed to repay Management for their excess Operating Expenses previously reimbursed by Management, so long as their annual Operating Expenses during that period do not exceed their respective expense limitations, and the repayments are made within three years after the year in which Management issued the reimbursement. During the six months ended April 30, 2005, there was no reimbursement to Management. At April 30, 2005, contingent liabilities to Management under the agreement were as follows:

                                                           EXPIRING IN:
                                                                 2005       2006        2007      2008      TOTAL
     CASH RESERVES INVESTOR CLASS                             $    --    $    --     $    --    $   --     $   --
     HIGH INCOME BOND FUND INVESTOR CLASS                          --         --          --        --         --
     LIMITED MATURITY BOND FUND INVESTOR CLASS                 37,633     81,375     118,706    69,142    306,856
     LIMITED MATURITY BOND FUND TRUST CLASS                    34,703     53,395      47,081    24,351    159,530
     MUNICIPAL SECURITIES TRUST INVESTOR CLASS                109,936    140,242     156,342    72,106    478,626

     Management and Neuberger Berman, LLC ("Neuberger"), a member firm of the New York Stock Exchange and sub-adviser to each Fund, are wholly-owned subsidiaries of Lehman Brothers Holdings Inc., a publicly-owned holding company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to each Fund. Several individuals who are officers and/or Trustees of the Trust are also employees of Neuberger and/or Management.

     Each class of shares also has a distribution agreement with Management. Management receives no compensation therefor and no commissions for sales or redemptions of shares of beneficial interest of each share class.

     Each Fund has an expense offset arrangement in connection with its custodian contract. For the six months ended April 30, 2005, the impact of this arrangement was a reduction of expenses of $407, $2,338, $5,920, $484, $3,262 and $613 for Cash Reserves, Government Money, High Income, Limited Maturity, Municipal Money, and Municipal Securities Trust, respectively.

     NOTE C--SECURITIES TRANSACTIONS:

     Cost of purchases and proceeds of sales and maturities of long-term securities (excluding short-term securities, financial futures contracts, and foreign currency contracts) for the six months ended April 30, 2005 were as follows:

                                          PURCHASES        PURCHASES                                   SALES AND
                                            OF U.S.        EXCLUDING                                  MATURITIES
                                         GOVERNMENT             U.S.             SALES AND        EXCLUDING U.S.
                                         AND AGENCY       GOVERNMENT    MATURITIES OF U.S.        GOVERNMENT AND
                                        OBLIGATIONS       AND AGENCY        GOVERNMENT AND    AGENCY OBLIGATIONS
                                                         OBLIGATIONS    AGENCY OBLIGATIONS
     HIGH INCOME                         $       --    $ 292,048,041         $          --      $    249,200,905
     LIMITED MATURITY                    81,744,765       71,247,090           120,352,750            32,628,383
     MUNICIPAL SECURITIES TRUST                  --        2,189,050                    --             2,997,379

     All securities transactions for Cash Reserves, Government Money, and Municipal Money were short-term.

     During the six months ended April 30, 2005, Limited Maturity had entered into various contracts to deliver currencies at specified future dates. At April 30, 2005, open contracts were as follows:

                                          CONTRACTS TO   IN EXCHANGE    SETTLEMENT                   NET UNREALIZED
     SELL                                      DELIVER           FOR          DATE          VALUE      APPRECIATION
     Euro Dollar                         5,530,000 EUR   $ 7,184,963       7/19/05   $  7,160,844       $    24,119

     NOTE D--FUND SHARE TRANSACTIONS:

     Share activity for the six months ended April 30, 2005 and for the year ended October 31, 2004 was as follows:

                       FOR THE SIX MONTHS ENDED APRIL 30, 2005                 FOR THE YEAR ENDED OCTOBER 31, 2004
                  --------------------------------------------------    --------------------------------------------------
                                     SHARES                                                SHARES
                                  ISSUED ON                                             ISSUED ON
                               REINVESTMENT                                          REINVESTMENT
                               OF DIVIDENDS                                          OF DIVIDENDS
     (000'S          SHARES             AND      SHARES                    SHARES             AND      SHARES
     OMITTED)          SOLD   DISTRIBUTIONS    REDEEMED        TOTAL         SOLD   DISTRIBUTIONS    REDEEMED        TOTAL
     CASH
     RESERVES:
     Investor
     Class          339,614           2,173    (324,931)      16,856      827,773           1,232    (965,468)    (136,463)
     GOVERNMENT
     MONEY:
     Investor
     Class          403,604             583    (420,494)     (16,307)   1,173,062             467   (1,797,122)   (623,593)
     HIGH
     INCOME:
     Investor
     Class           28,697           2,282     (26,988)       3,991       60,298           3,851     (35,026)      29,123
     LIMITED
     MATURITY:
     Investor
     Class            1,236             308      (2,359)        (815)       3,119             621      (7,225)      (3,485)
     Trust Class        354              51        (918)        (513)       1,007             115      (2,100)        (978)
     MUNICIPAL
     MONEY:
     Investor
     Class          725,746             262    (592,433)     133,575      688,114             115    (673,006)      15,223
     MUNICIPAL
     SECURITIES
     TRUST:
     Investor
     Class              275              65        (392)         (52)         703             108      (1,239)        (428)

     NOTE E--LINE OF CREDIT:

     At April 30, 2005, High Income and Limited Maturity were participants in a single committed, unsecured $150,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Interest is charged on borrowings under this agreement at the overnight Federal Funds Rate plus 0.50% per annum. A facility fee of 0.10% per annum of the available line of credit is charged, of which each Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. No compensating balance is required. Other investment companies managed by Management also participate in this line of credit on the same terms. Because several investment companies participate, there is no assurance that an individual Fund will have access to all or any part of the $150,000,000 at any particular time. High Income and Limited Maturity had no loans outstanding pursuant to this line of credit at April 30, 2005. During the six months ended April 30, 2005, High Income and Limited Maturity did not utilize this line of credit.

     NOTE F--INVESTMENTS IN AFFILIATES*:

     HIGH INCOME:

                                                                                                          INCOME FROM
                                BALANCE OF                                 BALANCE OF                  INVESTMENTS IN
                                    SHARES          GROSS          GROSS       SHARES                      AFFILIATED
                                      HELD      PURCHASES          SALES         HELD          VALUE          ISSUERS
                               OCTOBER 31,            AND            AND    APRIL 30,      APRIL 30,      INCLUDED IN
     NAME OF ISSUER                   2004      ADDITIONS     REDUCTIONS         2005           2005     TOTAL INCOME
     Neuberger Berman
     Securities Lending
     Quality Fund, LLC**       115,456,120  4,306,159,820  4,407,571,370   14,044,570  $  14,044,570   $       27,506

     * Affiliated issuers, as defined in the 1940 Act, include issuers in which the Fund held 5% or more of the outstanding voting securities.

     ** Prior to February 7, 2005, the Old Fund, an investment vehicle established by the Fund's custodian, was used to invest cash the Fund received as collateral for securities loans. Effective February 7, 2005, the Fund changed the collateral investment vehicle from the Old Fund to the Quality Fund, a fund managed by Lehman Brothers Asset Management LLC, an affiliate of Management, as approved by the Board. The Fund's shares in the Old Fund and Quality Fund were and are non-voting. However, because all shares of the Old Fund and Quality Fund were and are held by funds in the related investment company complex, the Old Fund and Quality Fund may have been and may be considered affiliates of the Fund.

     NOTE G--UNAUDITED FINANCIAL INFORMATION:

     The financial information included in this interim report is taken from the records of each Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

FINANCIAL HIGHLIGHTS Limited Maturity Bond Fund

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.@

                                              SIX MONTHS ENDED
INVESTOR CLASS+                                      APRIL 30,                         YEAR ENDED OCTOBER 31,
                                              ----------------      ------------------------------------------------------------
                                                          2005          2004         2003         2002         2001         2000
                                                   (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD                  $   9.41      $   9.61     $   9.65     $   9.78     $   9.31     $   9.51
                                                      --------      --------     --------     --------     --------     --------

INCOME FROM INVESTMENT OPERATIONS:
NET INVESTMENT INCOME (LOSS)                               .12           .24          .28          .43~         .58          .61
NET GAINS OR LOSSES ON SECURITIES
  (BOTH REALIZED AND UNREALIZED)                          (.12)         (.11)         .03         (.11)##~      .47         (.20)
                                                      --------      --------     --------     --------     --------     --------
TOTAL FROM INVESTMENT OPERATIONS                          (.00)          .13          .31          .32         1.05          .41
                                                      --------      --------     --------     --------     --------     --------

LESS DISTRIBUTIONS FROM:
NET INVESTMENT INCOME                                     (.17)         (.33)        (.35)        (.45)        (.58)        (.58)
TAX RETURN OF CAPITAL                                       --            --           --           --           --         (.03)
                                                      --------      --------     --------     --------     --------     --------
TOTAL DISTRIBUTIONS                                       (.17)         (.33)        (.35)        (.45)        (.58)        (.61)
                                                      --------      --------     --------     --------     --------     --------
NET ASSET VALUE, END OF PERIOD                        $   9.24      $   9.41     $   9.61     $   9.65     $   9.78     $   9.31
                                                      --------      --------     --------     --------     --------     --------
TOTAL RETURN++                                            +.14%**      +1.43%       +3.23%       +3.42%      +11.62%       +4.47%

RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (IN MILLIONS)               $  152.1      $  162.6     $  199.4     $  220.3     $  204.8     $  167.9
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS#             .70%*         .70%         .70%         .70%         .70%         .70%
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS+++             .70%*         .70%         .70%         .70%         .70%         .70%
RATIO OF NET INVESTMENT INCOME (LOSS) TO
  AVERAGE NET ASSETS                                      2.55%*        2.49%        2.88%        4.44%~       6.05%        6.43%
PORTFOLIO TURNOVER RATE                                     88%           94%         129%         140%         147%         105%

                                              SIX MONTHS ENDED
TRUST CLASS+                                         APRIL 30,                         YEAR ENDED OCTOBER 31,
                                              ----------------      ------------------------------------------------------------
                                                       2005              2004        2003        2002          2001         2000
                                                   (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD                  $   8.97      $   9.15     $   9.20     $   9.32     $   8.88     $   9.06
                                                      --------      --------     --------     --------     --------     --------
INCOME FROM INVESTMENT OPERATIONS:
NET INVESTMENT INCOME (LOSS)                               .11           .22          .26          .40~         .55          .57
NET GAINS OR LOSSES ON SECURITIES
  (BOTH REALIZED AND UNREALIZED)                          (.12)         (.09)         .01         (.10)##~      .44         (.18)
                                                      --------      --------     --------     --------     --------     --------
TOTAL FROM INVESTMENT OPERATIONS                          (.01)          .13          .27          .30          .99          .39
                                                      --------      --------     --------     --------     --------     --------
LESS DISTRIBUTIONS FROM:

NET INVESTMENT INCOME                                     (.16)         (.31)        (.32)        (.42)        (.55)        (.54)
TAX RETURN OF CAPITAL                                       --            --           --           --           --         (.03)
                                                      --------      --------     --------     --------     --------     --------
TOTAL DISTRIBUTIONS                                       (.16)         (.31)        (.32)        (.42)        (.55)        (.57)
                                                      --------      --------     --------     --------     --------     --------
NET ASSET VALUE, END OF PERIOD                        $   8.80      $   8.97     $   9.15     $   9.20     $   9.32     $   8.88
                                                      --------      --------     --------     --------     --------     --------
TOTAL RETURN++                                            +.00%**      +1.44%       +3.00%       +3.35%      +11.41%       +4.50%

RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (IN MILLIONS)               $  22.00      $   27.0     $   36.5     $   42.9     $   38.1     $   26.9
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS#             .80%*         .80%         .80%         .80%         .80%         .80%
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS+++             .80%*         .80%         .80%         .80%         .80%         .80%
RATIO OF NET INVESTMENT INCOME (LOSS) TO
  AVERAGE NET ASSETS                                      2.44%*        2.38%        2.80%        4.31%~       5.95%        6.34%
PORTFOLIO TURNOVER RATE                                     88%           94%         129%         140%         147%         105%

See Notes to Financial Highlights

FINANCIAL HIGHLIGHTS High Income Bond Fund

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.@

                                           SIX MONTHS ENDED                                       TEN MONTHS ENDED
INVESTOR CLASS~~                                  APRIL 30,          YEAR ENDED OCTOBER 31,            OCTOBER 31,
                                           ----------------      -----------------------------   ------------------
                                                 2005               2004             2003            2002^^
                                           (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD        $    9.54            $    9.25        $    8.81        $    9.03
                                            ---------            ---------        ---------        ---------

INCOME FROM INVESTMENT OPERATIONS:
NET INVESTMENT INCOME (LOSS)                      .27                  .58              .60              .52~
NET GAINS OR LOSSES ON SECURITIES
  (BOTH REALIZED AND UNREALIZED)                 (.41)                 .29              .44             (.21)~
                                            ---------            ---------        ---------        ---------
TOTAL FROM INVESTMENT OPERATIONS                 (.14)                 .87             1.04              .31
                                            ---------            ---------        ---------        ---------

LESS DISTRIBUTIONS FROM:
NET INVESTMENT INCOME                            (.27)                (.58)            (.60)            (.53)
EXCESS OF NET INVESTMENT INCOME                    --                   --               --               --
NET CAPITAL GAINS                                  --                   --               --               --
                                            ---------            ---------        ---------        ---------
TOTAL DISTRIBUTIONS                              (.27)                (.58)            (.60)            (.53)
                                            ---------            ---------        ---------        ---------
NET ASSET VALUE, END OF PERIOD              $    9.13            $    9.54        $    9.25        $    8.81
                                            ---------            ---------        ---------        ---------
TOTAL RETURN++                                  (1.52%)**            +9.68%          +12.14%           +3.52%**

RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (IN MILLIONS)     $   815.1            $   813.2        $   519.7        $   148.6
RATIO OF GROSS EXPENSES TO AVERAGE
  NET ASSETS#                                     .89%*                .90%             .90%            1.00%*
RATIO OF NET EXPENSES TO AVERAGE
  NET ASSETS                                      .89%*                .90%             .90%^           1.00%*+++
RATIO OF NET INVESTMENT INCOME (LOSS)
  TO AVERAGE NET ASSETS                          5.73%*               6.16%            6.54%            6.96%*~
PORTFOLIO TURNOVER RATE                            31%                  79%             148%              95%++++

INVESTOR CLASS~~                                      YEAR ENDED DECEMBER 31,
                                            -----------------------------------------
                                               2001           2000             1999
NET ASSET VALUE, BEGINNING OF PERIOD        $    8.90      $    9.22        $    9.57
                                            ---------      ---------        ---------

INCOME FROM INVESTMENT OPERATIONS:
NET INVESTMENT INCOME (LOSS)                      .69            .75              .74
NET GAINS OR LOSSES ON SECURITIES
  (BOTH REALIZED AND UNREALIZED)                  .12           (.33)            (.35)
                                            ---------      ---------        ---------
TOTAL FROM INVESTMENT OPERATIONS                  .81            .42              .39
                                            ---------      ---------        ---------

LESS DISTRIBUTIONS FROM:
NET INVESTMENT INCOME                            (.68)          (.74)            (.74)
EXCESS OF NET INVESTMENT INCOME                    --             --               --
NET CAPITAL GAINS                                  --             --               --
                                            ---------      ---------        ---------
TOTAL DISTRIBUTIONS                              (.68)          (.74)            (.74)
                                            ---------      ---------        ---------
NET ASSET VALUE, END OF PERIOD              $    9.03      $    8.90        $    9.22
                                            ---------      ---------        ---------
TOTAL RETURN++                                  +9.27%         +4.81%           +4.20%

RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (IN MILLIONS)     $    92.8      $    60.3        $    66.2
RATIO OF GROSS EXPENSES TO AVERAGE
  NET ASSETS#                                    1.00%          1.00%            1.00%
RATIO OF NET EXPENSES TO AVERAGE
  NET ASSETS                                     1.00%+++       1.00%+++         1.00%+++
RATIO OF NET INVESTMENT INCOME (LOSS)
  TO AVERAGE NET ASSETS                          7.54%          8.15%            7.72%
PORTFOLIO TURNOVER RATE                            85%            63%             103%

See Notes to Financial Highlights

FINANCIAL HIGHLIGHTS Municipal Securities Trust

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.@

                                                SIX MONTHS ENDED
INVESTOR CLASS+                                        APRIL 30,                         YEAR ENDED OCTOBER 31,
                                               ------------------   -------------------------------------------------------------
                                                       2005            2004        2003        2002        2001        2000
                                                (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD               $   11.81        $   11.86    $   11.80    $   11.62    $   11.00    $   10.78
                                                   ---------        ---------    ---------    ---------    ---------    ---------

INCOME FROM INVESTMENT OPERATIONS:
NET INVESTMENT INCOME (LOSS)                             .20              .40          .40          .43          .45          .46
NET GAINS OR LOSSES ON SECURITIES
  (BOTH REALIZED AND UNREALIZED)                        (.20)            (.00)         .12          .18          .62          .22
                                                   ---------        ---------    ---------    ---------    ---------    ---------
TOTAL FROM INVESTMENT OPERATIONS                        (.00)             .40          .52          .61         1.07          .68
                                                   ---------        ---------    ---------    ---------    ---------    ---------

LESS DISTRIBUTIONS FROM:
NET INVESTMENT INCOME                                   (.20)            (.40)        (.40)        (.43)        (.45)        (.46)
NET CAPITAL GAINS                                       (.05)            (.05)        (.06)          --           --           --
                                                   ---------        ---------    ---------    ---------    ---------    ---------
TOTAL DISTRIBUTIONS                                     (.25)            (.45)        (.46)        (.43)        (.45)        (.46)
                                                   ---------        ---------    ---------    ---------    ---------    ---------
NET ASSET VALUE, END OF PERIOD                     $   11.56        $   11.81    $   11.86    $   11.80    $   11.62    $   11.00
                                                   ---------        ---------    ---------    ---------    ---------    ---------
TOTAL RETURN++                                          +.20%**         +3.43%       +4.50%       +5.35%       +9.89%       +6.46%

RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (IN MILLIONS)            $    35.7        $    37.1    $    42.3    $    37.9    $    32.8    $    28.7
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS#           .65%*            .65%         .65%         .65%         .66%         .66%
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS+++           .65%*            .65%         .65%         .65%         .65%         .65%
RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE
  NET ASSETS                                            3.46%*           3.40%        3.37%        3.67%        3.96%        4.22%
PORTFOLIO TURNOVER RATE                                    6%               8%          12%          17%          26%          37%

See Notes to Financial Highlights

FINANCIAL HIGHLIGHTS Municipal Money Fund

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

                                                SIX MONTHS ENDED
INVESTOR CLASS+                                        APRIL 30,                         YEAR ENDED OCTOBER 31,
                                               ------------------   -------------------------------------------------------------
                                                      2005              2004        2003        2002        2001        2000
                                               (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD               $   .9998        $   .9998    $   .9998    $   .9998    $   .9997    $   .9998
                                                   ---------        ---------    ---------    ---------    ---------    ---------

INCOME FROM INVESTMENT OPERATIONS:
NET INVESTMENT INCOME (LOSS)                           .0063            .0051        .0050        .0092        .0269        .0336
NET GAINS OR LOSSES ON SECURITIES                      .0001               --           --           --        .0001##         --
                                                   ---------        ---------    ---------    ---------    ---------    ---------
TOTAL FROM INVESTMENT OPERATIONS                       .0064            .0051        .0050        .0092        .0270        .0336
                                                   ---------        ---------    ---------    ---------    ---------    ---------

LESS DISTRIBUTIONS FROM:
NET INVESTMENT INCOME                                 (.0063)          (.0051)      (.0050)      (.0092)      (.0269)      (.0336)
NET CAPITAL GAINS                                         --               --           --           --           --       (.0001)
                                                   ---------        ---------    ---------    ---------    ---------    ---------
TOTAL DISTRIBUTIONS                                   (.0063)          (.0051)      (.0050)      (.0092)      (.0269)      (.0337)
                                                   ---------        ---------    ---------    ---------    ---------    ---------
NET ASSET VALUE, END OF PERIOD                     $   .9999        $   .9998    $   .9998    $   .9998    $   .9998    $   .9997
                                                   ---------        ---------    ---------    ---------    ---------    ---------
TOTAL RETURN++                                          +.63%**          +.51%        +.50%        +.93%       +2.72%       +3.41%

RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (IN MILLIONS)            $   559.7        $   426.1    $   410.9    $   533.3    $   455.2    $   255.5
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS#           .59%*            .61%         .61%         .62%         .61%         .68%
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS              .59%*            .61%         .61%         .62%         .60%         .67%
RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE
  NET ASSETS                                            1.29%*            .51%         .50%         .92%        2.60%        3.33%

See Notes to Financial Highlights

FINANCIAL HIGHLIGHTS Cash Reserves

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

                                                SIX MONTHS ENDED
INVESTOR CLASS+                                        APRIL 30,                         YEAR ENDED OCTOBER 31,
                                               ------------------   -------------------------------------------------------------
                                                       2005            2004        2003        2002        2001        2000
                                                (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD               $  1.0000        $  1.0000    $  1.0000    $  1.0001    $  1.0000    $  1.0000
                                                   ---------        ---------    ---------    ---------    ---------    ---------

INCOME FROM INVESTMENT OPERATIONS:
NET INVESTMENT INCOME (LOSS)                           .0092            .0056        .0066        .0154        .0440        .0562
NET GAINS OR LOSSES ON SECURITIES                      .0000            .0000        .0000       (.0000)       .0001           --
                                                   ---------        ---------    ---------    ---------    ---------    ---------
TOTAL FROM INVESTMENT OPERATIONS                       .0092            .0056        .0066        .0154        .0441        .0562
                                                   ---------        ---------    ---------    ---------    ---------    ---------

LESS DISTRIBUTIONS FROM:
NET INVESTMENT INCOME                                 (.0092)          (.0056)      (.0066)      (.0154)      (.0440)      (.0562)
NET CAPITAL GAINS                                         --           (.0000)          --       (.0001)          --           --
                                                   ---------        ---------    ---------    ---------    ---------    ---------
TOTAL DISTRIBUTIONS                                   (.0092)           .0056       (.0066)      (.0155)      (.0440)      (.0562)
                                                   ---------        ---------    ---------    ---------    ---------    ---------
NET ASSET VALUE, END OF PERIOD                     $  1.0000        $  1.0000    $  1.0000    $  1.0000    $  1.0001    $  1.0000
                                                   ---------        ---------    ---------    ---------    ---------    ---------
TOTAL RETURN++                                          +.92%**          +.57%        +.66%       +1.56%       +4.49%       +5.76%

RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (IN MILLIONS)            $   498.1        $   481.2    $   617.7    $   842.0    $ 1,116.0    $ 1,324.8
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS#           .52%*            .63%         .59%         .60%         .55%         .60%
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS              .52%*+++         .63%         .59%         .60%         .55%         .60%
RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE
  NET ASSETS                                            1.85%*            .55%         .68%        1.54%        4.59%        5.61%

See Notes to Financial Highlights

FINANCIAL HIGHLIGHTS Government Money Fund

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

                                                SIX MONTHS ENDED
INVESTOR CLASS+                                        APRIL 30,                         YEAR ENDED OCTOBER 31,
                                               ------------------   -------------------------------------------------------------
                                                       2005            2004        2003        2002        2001        2000
                                                (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD               $  1.0000        $  1.0000    $  1.0000    $  1.0000    $  1.0000    $  1.0000
                                                   ---------        ---------    ---------    ---------    ---------    ---------

INCOME FROM INVESTMENT OPERATIONS:
NET INVESTMENT INCOME (LOSS)                           .0088            .0060        .0078        .0149        .0423        .0509
NET GAINS OR LOSSES ON SECURITIES                      .0000            .0000        .0000        .0000           --           --
                                                   ---------        ---------    ---------    ---------    ---------    ---------
TOTAL FROM INVESTMENT OPERATIONS                       .0088            .0060        .0078        .0149        .0423        .0509
                                                   ---------        ---------    ---------    ---------    ---------    ---------

LESS DISTRIBUTIONS FROM:
NET INVESTMENT INCOME                                 (.0088)          (.0060)      (.0078)      (.0149)      (.0423)      (.0509)
NET CAPITAL GAINS                                     (.0000)          (.0000)      (.0000)      (.0000)          --           --
                                                   ---------        ---------    ---------    ---------    ---------    ---------
TOTAL DISTRIBUTIONS                                   (.0088)          (.0060)      (.0078)      (.0149)      (.0423)      (.0509)
                                                   ---------        ---------    ---------    ---------    ---------    ---------
NET ASSET VALUE, END OF PERIOD                     $  1.0000        $  1.0000    $  1.0000    $  1.0000    $  1.0000    $  1.0000
                                                   ---------        ---------    ---------    ---------    ---------    ---------
TOTAL RETURN++                                          +.89%**          +.61%        +.78%       +1.50%       +4.31%       +5.22%

RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (IN MILLIONS)            $   438.4        $   454.7    $ 1,078.3    $ 1,345.2    $   571.9    $   303.8
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS#           .49%*            .49%         .45%         .47%         .59%         .67%
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS              .49%*+++         .49%+++      .45%+++      .47%+++      .59%         .67%
RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE
  NET ASSETS                                            1.76%*            .57%         .78%        1.45%        3.92%        4.99%

See Notes to Financial Highlights

NOTES TO FINANCIAL HIGHLIGHTS Income Funds

+ The per share amounts and ratios which are shown reflect income and expenses, including each Fund's proportionate share of its corresponding Portfolio's income and expenses through February 9, 2001 under the prior master-feeder fund structure.

++ Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of each Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. For each Fund (excluding Municipal Money), total return would have been lower if Management had not reimbursed and/or waived certain expenses. Performance data current to the most recent month-end are available at www.nb.com.

# The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

## The amounts shown at this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the year because of the timing of sales and repurchases of Fund shares.

+++ After reimbursement of expenses and/or waiver of a portion of the investment management fee by Management. Had Management not undertaken such actions, the annualized ratios of net expenses to average daily net assets would have been:

                                            SIX MONTHS ENDED
                                                    APRIL 30,                  YEAR ENDED OCTOBER 31,
                                                        2005        2004       2003       2002       2001       2000
CASH RESERVES INVESTOR CLASS                             .53%         --         --         --         --         --
GOVERNMENT MONEY FUND INVESTOR CLASS                     .50%        .58%       .57%       .55%        --         --
LIMITED MATURITY BOND FUND INVESTOR CLASS                .79%        .77%       .74%       .73%       .74%       .76%
LIMITED MATURITY BOND FUND TRUST CLASS                  1.00%        .95%       .93%       .92%      1.01%      1.26%
MUNICIPAL SECURITIES TRUST INVESTOR CLASS               1.05%       1.06%       .98%      1.10%      1.07%      1.22%

                                                                 TEN MONTHS ENDED
                                                                       OCTOBER 31,           YEAR ENDED DECEMBER 31,
                                                                             2002        2001        2000        1999
HIGH INCOME BOND FUND INVESTOR CLASS                                         1.31%       1.15%       1.18%       1.15%

^ After reimbursement of expenses previously paid by Management. Had Management not been reimbursed, the annualized ratio of net expenses to average daily net assets would have been:

                                                                                                           YEAR ENDED
                                                                                                          OCTOBER 31,
                                                                                                                 2003

HIGH INCOME BOND FUND INVESTOR CLASS                                                                              .90%

++++ Portfolio turnover excludes purchases and sales of securities by Neuberger
     Berman High Yield Bond Fund prior to the merger date.

*    Annualized.

**   Not annualized.

@ The per share amounts which are shown for the periods ended October 31, 2001 (October 31, 2002 for High Income) and thereafter, have been computed based on the average number of shares outstanding during each fiscal period.

^^ Effective after the close of business on September 6, 2002, Management succeeded Lipper & Company, L.L.C., as the Fund's investment manager.

~ For fiscal years ended after October 31, 2001, funds are required by the American Institute of Certified Public Accountants to amortize premiums and discounts on fixed income securities. Accordingly, for the year ended October 31, 2002, the per share amounts and ratios shown decreased or increased as follows:

HIGH INCOME BOND FUND INVESTOR CLASS                                                      TEN MONTHS ENDED
                                                                                               OCTOBER 31,
                                                                                                      2002
NET INVESTMENT INCOME                                                                                 (.01)
NET GAINS OR LOSSES ON SECURITIES                                                                      .01
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS                                                  (.19%)

LIMITED MATURITY BOND FUND INVESTOR CLASS                                                       YEAR ENDED
                                                                                               OCTOBER 31,
                                                                                                      2002
NET INVESTMENT INCOME                                                                                 (.02)
NET GAINS OR LOSSES ON SECURITIES                                                                      .02
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS                                                  (.26%)

LIMITED MATURITY BOND FUND TRUST CLASS                                                          YEAR ENDED
                                                                                               OCTOBER 31,
                                                                                                      2002
NET INVESTMENT INCOME                                                                                 (.02)
NET GAINS OR LOSSES ON SECURITIES                                                                      .02
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS                                                  (.26%)

~ The financial highlights for the periods ended December 31, 2001 and prior are those of the Premier Shares of Lipper High Income, and have been audited by other auditors whose report dated February 25, 2002 expressed an unqualified opinion. The financial highlights for the ten-month period ended October 31, 2002 include the income and expenses attributable to the Lipper High Income Premier Shares for the period from January 1, 2002 through September 6, 2002 and the income and expenses of High Income, thereafter.

DIRECTORY

INVESTMENT MANAGER, ADMINISTRATOR AND DISTRIBUTOR
Neuberger Berman Management Inc.
605 Third Avenue 2nd Floor
New York, NY 10158-0180
800.877.9700 or 212.476.8800
Institutional Services 800.366.6264

SUB-ADVISER
Neuberger Berman, LLC
605 Third Avenue
New York, NY 10158-3698

CUSTODIAN AND SHAREHOLDER SERVICING AGENT
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

FOR INVESTOR CLASS SHAREHOLDERS
ADDRESS CORRESPONDENCE TO:
Neuberger Berman Funds
Boston Service Center
P.O. Box 8403
Boston, MA 02266-8403
800.877.9700 or 212.476.8800

FOR TRUST CLASS SHAREHOLDERS
ADDRESS CORRESPONDENCE TO:
Neuberger Berman Management Inc.
605 Third Avenue 2nd Floor
New York, NY 10158-0180
Attn: Institutional Services
800.366.6264

LEGAL COUNSEL
Kirkpatrick & Lockhart Nicholson Graham LLP
1800 Massachusetts Avenue, NW
2nd Floor
Washington, DC 20036-1221

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will also be available without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov and on the Trust's website at www.nb.com.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files a complete schedule of portfolio holdings for each Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll-free).

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Funds. This report is prepared for the general information of shareholders and is not an offer of shares of the Funds. Shares are sold only through the currently effective prospectus, which must precede or accompany this report.


[NEUBERGER BERMAN LOGO]
A LEHMAN BROTHERS COMPANY

NEUBERGER BERMAN MANAGEMENT INC.
605 Third Avenue 2nd Floor
New York, NY 10158-0180
SHAREHOLDER SERVICES
800.877.9700
INSTITUTIONAL SERVICES
800.366.6264
www.nb.com

[RECYCLED SYMBOL] BO524 06/05

[NEUBERGER BERMAN LOGO]
A LEHMAN BROTHERS COMPANY

SEMI-ANNUAL REPORT
APRIL 30, 2005


NEUBERGER BERMAN
INCOME FUNDS(R)


INSTITUTIONAL CLASS SHARES

STRATEGIC INCOME FUND

                                     NEUBERGER BERMAN APRIL 30, 2005 (UNAUDITED)

CONTENTS

THE FUND

CHAIRMAN'S LETTER                                                             2

PORTFOLIO COMMENTARY                                                          3

FUND EXPENSE INFORMATION                                                      7

SCHEDULE OF INVESTMENTS                                                       8

FINANCIAL STATEMENTS                                                         18

FINANCIAL HIGHLIGHTS PER SHARE DATA                                          31

DIRECTORY                                                                    33

PROXY VOTING POLICIES AND PROCEDURES                                         34

QUARTERLY PORTFOLIO SCHEDULE                                                 34


"Neuberger Berman" and the Neuberger Berman logo are service marks of Neuberger Berman, LLC. "Neuberger Berman Management Inc." and the individual fund name in this shareholder report are either service marks or registered service marks of Neuberger Berman Management Inc.(C) 2005 Neuberger Berman Management Inc. All rights reserved.

CHAIRMAN'S LETTER

[PHOTO OF PETER SUNDMAN]

DEAR SHAREHOLDER,

I am pleased to present to you this semi-annual report for the Neuberger Berman Strategic Income Fund for the period ending April 30, 2005. The report includes portfolio commentary, a listing of the Fund's investments, and its unaudited financial statements for the reporting period.

The past year has been a rollercoaster ride for fixed income investors. Strong economic data in the spring of 2004 caused fears about potential action by the Federal Reserve. As expected, the Fed soon instituted the first in a series of rate hikes that have lifted the Fed Funds rate from 1% in June 2004 to 2.75% in the end of April 2005. Still, bonds rallied over the summer, and held steady through January. Later, renewed concerns about economic growth and the potential for more intense rate increases caused a sharp pullback, which was followed by a bond rally in April of this year. All told, bond market returns were generally uninspiring for the six-month reporting period, but money markets enjoyed an increase in yields.

Looking forward, the outlook for the bond market remains cloudy. Given the constant tension between inflationary concerns and the impact of the Fed's tightening campaign, we feel that it remains crucial to guard our clients' assets. As such, we intend to proceed with caution, patience and vigilance through an uncertain time, capitalizing on opportunities as they arise.

Thank you for your confidence in Neuberger Berman. We will continue to do our best to earn it.

Sincerely,


                                /s/ Peter Sundman
                                  PETER SUNDMAN
                              CHAIRMAN OF THE BOARD
                          NEUBERGER BERMAN INCOME FUNDS

STRATEGIC INCOME FUND Portfolio Commentary

We are pleased to report that for the six months ending April 30, 2005, the Neuberger Berman Strategic Income Fund returned 2.34%, compared to the Lehman Brothers U.S. Aggregate Index, which returned 0.98%. Since its inception on July 11, 2003, the Fund has returned an annualized 8.27% compared to the Lehman Index's 3.16%.

The Fund's returns over these periods have demonstrated the benefits of investing in a diversified portfolio of income-producing securities. As we did in the previous reporting period, we maximized the Fund's exposure to nontraditional fixed income sectors, including European bonds, real estate investment trusts (REITs), dividend-paying equities and high-yield bonds, while minimizing the Fund's exposure to U.S. Treasury securities and high-grade corporate bonds. Our strategy provided shareholders with returns well above those of the broader bond market, as measured by the Lehman U.S. Aggregate Index, while remaining cognizant of risk. We believe that our ability to strategically and tactically adjust our mix of investments provides the flexibility to pursue the long-term return potential of better-performing, income-producing market sectors.

At the end of this reporting period, 20.7% of the Fund's net assets were invested in the core area of U.S. Treasury issues, agency obligations and mortgage-backed securities. Our largest holdings outside of this area were in corporate bonds, which accounted for 28.2% of net assets. The Fund held 27.1% of its net assets in common and preferred stocks (including REIT securities) and 14.3% in foreign bonds. Cash and cash equivalents accounted for 8.0% of net assets and convertible debt represented 1.7% of net assets.

REITs

In our opinion, positive returns generated during the reporting period reflect the general strength of the REIT market and are an indication of continued investor interest and improving fundamentals for REIT securities. We believe that these positive trends will remain intact as investors continue to search for higher yielding securities in a rising, but still low interest rate environment. Commercial real estate fundamentals in particular have continued to improve, as evidenced by increasing rent and occupancy levels.

The current economic environment is characterized by rising short-term interest rates, benign long-term interest rates and expected GDP growth of 3%. We believe, absent a recession, that REITs are on track for 8-9% earnings-per-share growth in calendar 2005 as demand for real estate continues to outstrip supply. The first quarter earnings season confirmed this trend. If there is continued evidence of earnings acceleration, it should benefit REIT share prices as we move through the year. We continue to seek companies with improving fundamentals, strong financial positions and opportunistic management teams.

HIGH-YIELD SECURITIES

The high-yield segment of the bond market ended 2004 on a reasonably strong note and held on to that strength until March of this year. In mid-February 2005, the Treasury market began to weaken in the wake of Federal Reserve Chairman Alan Greenspan's comment that he found the low rates on long-term bonds a "conundrum," which heightened investor fears that interest rates might rise more rapidly than expected. This movement was mostly absorbed by spread narrowing in the high-yield market in February.

In mid-March of this year, General Motors dramatically revised guidance downward, focusing the market on credit risk and accelerating expectations for a ratings downgrade of GM. As a result, tight spreads generally were increasingly viewed as inadequately pricing the risk in the marketplace. Spreads in high yield widened both because absolute yields began to rise and because investors fled to the relative safety of U.S. Treasuries, pushing Treasury yields back to early February levels.

Despite the difficult period, we are maintaining an optimistic, but cautious, outlook for the high-yield market. We believe that the recent disruptive environment provided an opportunity for reallocation within the market. We exited selected issues at what we deemed to be acceptable price levels and opportunistically acquired bonds we believed were temporarily mispriced relative to our estimation of their total return potential.

FOREIGN SECURITIES

Most of our holdings in this segment of the portfolio are centered in Europe (euro-denominated bonds) and comprise approximately 8% of the overall portfolio's net assets. We believe that, in the current rising interest rate environment, European bonds are likely to perform better than other foreign issues.

Most of the portfolio's other foreign holdings are invested in Japan. The interest rate environment there has remained stable and the yield curve is fairly steep. In a rising interest rate environment, this relative stability has provided a measure of downside protection. At some point in the future, we may consider reducing our allocation to Japan as the country moves closer to eliminating its "zero interest rate" policy.

U.K. issues make up a small portion of the portfolio's foreign holdings, but we may begin to increase our allocation there based on our expectation that economic growth will begin to slow and interest rates will decline over the medium term.

INCOME-ORIENTED SECURITIES

This portion of the portfolio consists of significant weighting in utility stocks, a sector of the market that has performed quite well over the reporting period. A combination of investors seeking yield in a rising, yet still historically low interest rate environment and last year's dividend tax cut have benefited this segment of the portfolio. We also have a meaningful weighting in convertible bonds and convertible preferreds (both stocks and bonds), which performed as expected.

We hope that the Neuberger Berman Strategic Income Fund will become a core holding of your portfolio. We believe that our conservative investing philosophy and disciplined investment process will benefit you with superior income without undue risk to principal, in both the near and long term.

Sincerely,


                           NEUBERGER BERMAN STRATEGIC
                                   INCOME FUND
                           ASSET ALLOCATION COMMITTEE

PERFORMANCE HIGHLIGHTS
NEUBERGER BERMAN
STRATEGIC INCOME FUND (1)

                                                 SIX MONTH         AVERAGE ANNUAL TOTAL
                                              PERIOD ENDED       RETURN ENDED 4/30/2005
                            INCEPTION DATE       4/30/2005    1 YEAR    SINCE INCEPTION
INSTITUTIONAL CLASS             07/11/2003           2.34%    10.01%              8.27%

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RESULTS ARE SHOWN ON A "TOTAL RETURN" BASIS AND INCLUDE REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS.

CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT www.nb.com/performance.

ASSET DIVERSIFICATION
(% BY ASSET CLASS)

Asset Backed                                                                 0.0%
Corporate Debt                                                              28.2
Convertible Debt                                                             1.7
Foreign Securities                                                          14.3
U.S. Government Agency Securities                                            2.3
Mortgage-Backed Securities                                                   9.7
U.S. Treasury Securities                                                     8.7
Preferred Stock                                                              0.7
Common Stock                                                                26.4
Other                                                                        0.0
Cash and Cash Equivalents, receivables and other assets, less liabilities    8.0

For the period ending 4/30/05, the 30-day SEC yield of the Institutional Class Shares was 3.37%. The composition, industries and holdings of the fund are subject to change.

ENDNOTES

(1). Neuberger Berman Management Inc. ("Management") has contractually undertaken to reimburse Neuberger Berman Strategic Income Fund so that total operating expenses exclusive of taxes, interest, brokerage commissions and extraordinary expenses of the Fund are limited to 0.85% of average daily net assets. The undertaking lasts until October 31, 2015. The Fund has contractually undertaken to reimburse Management for the excess expenses paid by Management, provided the reimbursements do not cause its total operating expenses (exclusive of taxes, interest, brokerage commissions, and extraordinary expenses) to exceed the above stated expense limitation and the reimbursements are made within three years after the year that Management incurred the expense. If this reimbursement was not made, performance would be lower.

GLOSSARY OF INDICES

     LEHMAN BROTHERS U.S. AGGREGATE INDEX:  Represents securities that are U.S. domestic, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

Please note that the index does not take into account any fees and expenses or any tax consequences of investing in the individual securities that it tracks and that investors cannot invest directly in any index. Data about the performance of the index is prepared or obtained by Neuberger Berman Management Inc. and includes reinvestment of all dividends and capital gain distributions. The Fund may invest in securities not included in its index.

INFORMATION ABOUT YOUR FUND'S EXPENSES

This table is designed to provide information regarding costs related to your investments. All mutual funds incur operating expenses, which include management fees, fees for administrative services and costs of shareholder reports, among others. The following examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The table illustrates the fund's costs in two ways:

ACTUAL EXPENSES:                               The first section of the table provides information about actual account values and actual expenses in dollars. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES:  The second section of the table provides information about hypothetical account values and hypothetical expenses based on the
                                               Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
                                               You may use this information to compare the ongoing costs of investing in this Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

EXPENSE INFORMATION As of 4/30/05 (Unaudited)

NEUBERGER BERMAN STRATEGIC INCOME FUND

                               BEGINNING        ENDING       EXPENSES
                                 ACCOUNT       ACCOUNT    PAID DURING
ACTUAL                             VALUE         VALUE    THE PERIOD*
---------------------------------------------------------------------
Institutional Class              $ 1,000    $ 1,023.40         $ 4.26

HYPOTHETICAL (5% ANNUAL
RETURN BEFORE EXPENSES)**
---------------------------------------------------------------------
Institutional Class              $ 1,000    $ 1,020.58         $ 4.26

 * Expenses are equal to the expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 365.

SCHEDULE OF INVESTMENTS Strategic Income Fund

                                                                    MARKET VALUE+
NUMBER OF SHARES                                                 (000'S OMITTED)
COMMON STOCKS (26.4%)

AEROSPACE (0.3%)
   2,000   Lockheed Martin                                              $    122++++

APARTMENTS (2.2%)
   4,000   Apartment Investment & Management                                 152
     700   Avalonbay Communities                                              50
   4,200   Camden Property Trust                                             214
   2,100   Essex Property Trust                                              160
   7,700   United Dominion Realty Trust                                      171
                                                                        --------
                                                                             747

BANKING & FINANCIAL (0.3%)
   3,500   North Fork Bancorp                                                 99

BUSINESS SERVICES (0.2%)
   3,000   FTI Consulting                                                     66*++++

COMMUNICATIONS (0.2%)
   2,500   Vodafone Group ADR                                                 65++++

COMMUNITY CENTERS (0.8%)
   3,900   Developers Diversified Realty                                     165
   1,900   Pan Pacific Retail Properties                                     115
                                                                        --------
                                                                             280

CONSUMER CYCLICALS (0.2%)
   5,000   Corinthian Colleges                                                71*++++

CONSUMER STAPLES (0.3%)
   1,500   Diageo PLC ADR                                                     90++++

DIVERSIFIED (1.9%)
   6,500   Colonial Properties Trust                                         251
   2,700   Pennsylvania REIT                                                 114
   3,600   Vornado Realty Trust                                              275
                                                                        --------
                                                                             640

ENERGY (1.3%)
   1,500   BP PLC ADR                                                         91++++
   1,500   Burlington Resources                                               73++++
   2,153   Enbridge Energy Management                                        107
   4,000   NiSource, Inc.                                                     93
   1,500   PetroChina Co.                                                     90++++
                                                                        --------
                                                                             454

FINANCE (0.6%)
   2,500   Bank of America                                                   112
   3,000   Tortoise Energy Infrastructure                                     88
                                                                        --------
                                                                             200

FINANCIAL SERVICES (0.6%)
   1,500   American Express                                                   79
   1,500   Citigroup Inc.                                                     71
   3,000   Jackson Hewitt Tax Service                                         55
                                                                        --------
                                                                             205

HEALTH CARE (0.4%)
   2,500   NBTY, Inc.                                                   $     53*
   1,500   Novartis AG ADR                                                    73
                                                                        --------
                                                                             126

INDUSTRIAL (1.9%)
   1,000   3M Co.                                                             77++++
   2,500   CenterPoint Properties                                            103
   2,000   Dover Corp.                                                        73
   1,000   General Dynamics                                                  105++++
   1,500   Praxair, Inc.                                                      70++++
   4,900   ProLogis                                                          194
   3,000   Wright Express                                                     50
                                                                        --------
                                                                             672

INSURANCE (0.3%)
   1,000   American International Group                                       51
   2,000   Willis Group Holdings                                              67++++
                                                                        --------
                                                                             118

LODGING (1.1%)
   3,300   Hilton Hotels                                                      72
  10,700   Host Marriott                                                     180
   6,200   MeriStar Hospitality                                               42*
     900   Starwood Hotels & Resorts Worldwide                                49
   2,500   Sunstone Hotel Investors                                           55
                                                                        --------
                                                                             398

MANUFACTURED HOMES (0.3%)
   3,200   Equity Lifestyle Properties                                       117

MINING (0.2%)
   4,000   Pan American Silver                                                55*++++

OFFICE (5.0%)
   1,500   Alexandria Real Estate Equities                                   103
   2,700   Arden Realty                                                       96
   1,900   Boston Properties                                                 126
   5,000   Brandywine Realty Trust                                           142
   3,600   Brascan Corp.                                                     130
   6,600   Brookfield Properties                                             168
   1,600   CarrAmerica Realty                                                 53
   8,400   Equity Office Properties Trust                                    264
   1,200   Kilroy Realty                                                      52
   3,400   Mack-Cali Realty                                                  150
   3,200   SL Green Realty                                                   195
  11,900   Trizec Properties                                                 238
                                                                        --------
                                                                           1,717

OFFICE--INDUSTRIAL (0.3%)
   2,300   PS Business Parks                                                  93

OIL & GAS (0.2%)
   1,000   Schlumberger Ltd.                                                  68++++

                                                                    MARKET VALUE+
NUMBER OF SHARES                                                 (000'S OMITTED)
OIL SERVICES (0.3%)
   1,500   Canadian Oil Sands Trust                                     $     97

REGIONAL MALLS (2.3%)
   1,600   CBL & Associates Properties                                       124
   5,000   General Growth Properties                                         195
   1,400   Mills Corp.                                                        80
   3,900   Simon Property Group                                              258
   5,000   Taubman Centers                                                   148
                                                                        --------
                                                                             805

RESTAURANTS (0.2%)
   2,500   Ruby Tuesday                                                       56

SELF STORAGE (0.6%)
   2,400   Public Storage                                                    141
   1,800   Sovran Self Storage                                                77
                                                                        --------
                                                                             218

SEMICONDUCTORS (0.2%)
   3,500   Intel Corp.                                                        82++++

SOFTWARE (0.2%)
   2,500   Microsoft Corp.                                                    63

TECHNOLOGY (0.7%)
   2,000   First Data                                                         76++++
   1,000   IBM                                                                76
   4,000   Texas Instruments                                                 100++++
                                                                        --------
                                                                             252

TELECOMMUNICATIONS (0.5%)
   4,000   Sprint Corp.                                                       89
   2,000   Verizon Communications                                             72
                                                                        --------
                                                                             161

TRANSPORTATION (0.2%)
   4,500   Ship Finance International                                         84

UTILITIES (2.6%)
   2,000   Ameren Corp.                                                      103
   3,000   California Water Service Group                                    100
   2,500   Cinergy Corp.                                                      99
   1,400   Dominion Resources                                                105
   3,000   Duke Energy                                                        88
   2,800   FPL Group                                                         114
   2,200   National Grid Transco                                             109
   2,000   ONEOK, Inc.                                                        58++++
   3,500   Southern Co.                                                      115
                                                                        --------
                                                                             891

TOTAL COMMON STOCKS
(COST $8,201)                                                              9,112
                                                                        --------

CONVERTIBLE PREFERRED STOCKS (0.7%)
   1,250   Celanese Corp.                                               $     28
   3,000   General Motors, Ser. A                                             68
   1,500   New York Community Capital Trust V                                 73
   1,500   Newell Financial Trust I                                           68
                                                                        --------

TOTAL CONVERTIBLE PREFERRED STOCKS
(COST $254)                                                                  237
                                                                        --------

See Notes to Schedule of Investments

PRINCIPAL AMOUNT                                                                                RATING                  VALUE+
(000'S OMITTED)                                                                              MOODY'S   S&P    (000'S OMITTED)
U.S. TREASURY SECURITIES-BACKED BY THE FULL FAITH AND CREDIT OF THE U.S. GOVERNMENT (8.7%)
$        502   U.S. Treasury Inflation Index Notes, 1.63%, due 1/15/15                         TSY     TSY    $           503
         575   U.S. Treasury Notes, 1.25%, due 5/31/05                                         TSY     TSY                574
         305   U.S. Treasury Notes, 2.00%, due 5/15/06                                         TSY     TSY                301
         525   U.S. Treasury Notes, 3.00%, due 11/15/07                                        TSY     TSY                516
         150   U.S. Treasury Notes, 3.38%, due 2/15/08                                         TSY     TSY                149
         425   U.S. Treasury Notes, 3.63%, due 1/15/10                                         TSY     TSY                420
         265   U.S. Treasury Notes, 6.00%, due 2/15/26                                         TSY     TSY                314
         185   U.S. Treasury Notes, 5.38%, due 2/15/31                                         TSY     TSY                209
                                                                                                              ---------------
               TOTAL U.S. TREASURY SECURITIES-BACKED BY THE FULL FAITH
               AND CREDIT OF THE U.S. GOVERNMENT (COST $2,992)                                                          2,986
                                                                                                              ---------------

U.S. GOVERNMENT AGENCY SECURITIES (2.3%)
         500   Federal Home Loan Bank, Bonds, 2.75%, due 3/14/08                               AGY     AGY                484
         300   Freddie Mac, Notes, 4.25%, due 6/15/05                                          AGY     AGY                301
                                                                                                              ---------------
               TOTAL U.S. GOVERNMENT AGENCY SECURITIES (COST $794)                                                        785
                                                                                                              ---------------

MORTGAGE-BACKED SECURITIES (9.7%)
FANNIE MAE
          55   Pass-Through Certificates, 4.50%, due 8/1/18 & 10/1/18                          AGY     AGY                 55
         240   Pass-Through Certificates, 5.00%, due 11/1/17 - 8/1/33                          AGY     AGY                241
         222   Pass-Through Certificates, 5.50%, due 9/1/16 - 7/1/33                           AGY     AGY                228
         158   Pass-Through Certificates, 6.00%, due 3/1/18 - 9/1/33                           AGY     AGY                163
         112   Pass-Through Certificates, 6.50%, due 11/1/13 - 9/1/32                          AGY     AGY                117
          41   Pass-Through Certificates, 7.00%, due 7/1/17 & 7/1/29                           AGY     AGY                 43
           8   Pass-Through Certificates, 7.50%, due 12/1/32                                   AGY     AGY                  9
FREDDIE MAC
          25   Pass-Through Certificates, 4.50%, due 8/1/18                                    AGY     AGY                 25
          82   Pass-Through Certificates, 5.00%, due 5/1/18 & 8/1/33                           AGY     AGY                 81
         177   Pass-Through Certificates, 5.50%, due 9/1/17 - 8/1/33                           AGY     AGY                180
         136   Pass-Through Certificates, 6.00%, due 4/1/17 - 12/1/33                          AGY     AGY                140
          79   Pass-Through Certificates, 6.50%, due 3/1/16 - 1/1/32                           AGY     AGY                 83
          13   Pass-Through Certificates, 7.00%, due 6/1/32                                    AGY     AGY                 13
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
         641   Pass-Through Certificates, 4.50%, due 11/15/33 - 6/15/34                        AGY     AGY                625
       1,235   Pass-Through Certificates, 5.00%, due 7/15/33 - 4/15/35                         AGY     AGY              1,234
          45   Pass-Through Certificates, 5.50%, due 6/15/33                                   AGY     AGY                 46
          36   Pass-Through Certificates, 6.00%, due 4/15/33                                   AGY     AGY                 37
          19   Pass-Through Certificates, 6.50%, due 7/15/32                                   AGY     AGY                 20
          14   Pass-Through Certificates, 7.00%, due 8/15/32                                   AGY     AGY                 15
           5   Pass-Through Certificates, 7.50%, due 7/15/32                                   AGY     AGY                  5
                                                                                                              ---------------
               TOTAL MORTGAGE-BACKED SECURITIES (COST $3,352)                                                           3,360
                                                                                                              ---------------

CORPORATE DEBT SECURITIES (28.2%)
          83   Allied Waste North America, Inc., Guaranteed Senior Secured
               Notes, Ser. B, 9.25%, due 9/1/12                                                B2       BB-                88
          30   American Electric Power Co., Senior Notes,
               5.25%, due 6/1/15                                                              Baa3     BBB                 30
         125   Amerigas Partners L.P., Senior Notes, Ser. B,
               8.88%, due 5/20/11                                                                       BB-               136
         125   Amerigas Partners L.P., Senior Unsecured Notes,
               7.25%, due 5/20/15                                                              B2       BB-               125**~~

PRINCIPAL AMOUNT                                                                                RATING                  VALUE+
(000'S OMITTED)                                                                              MOODY'S   S&P    (000'S OMITTED)
$        125   Arch Western Finance Corp., Senior Notes, 6.75%, due 7/1/13                     Ba3      BB    $           125
          75   Associates Corp. NA, Senior Notes, 6.25%, due 11/1/08                           Aa1     AA-                 80
          40   Bank of America Corp., Subordinated Notes, 6.80%,
               due 3/15/28                                                                     Aa3      A+                 46
          20   Bank One Corp., Subordinated Notes, 7.88%, due 8/1/10                           A1       A                  23
          20   Boeing Capital Corp., Senior Notes, 6.13%, due 2/15/33                          A3       A                  22
         125   Case New Holland, Inc., Senior Notes, 9.25%, due 8/1/11                         Ba3     BB-                128**
          15   Champion International Corp., Debentures, 7.35%,
               due 11/1/25                                                                    Baa2     BBB                 17
         125   Charter Communications Operating LLC, Senior Notes, 8.00%,
               due 4/30/12                                                                     B2       B-                120**
          25   ChevronTexaco Corp., Debentures, 8.00%, due 8/1/32                              Aa3      AA                 36
         125   CMS Energy Corp., Senior Notes, 7.75%, due 8/1/10                               B1       B+                128
          45   Coca-Cola Enterprises, Inc., Debentures, 6.95%, due 11/15/26                    A2       A                  54
          55   ConocoPhillips Corp., Notes, 8.75%, due 5/25/10                                 A3       A-                 66
         125   Constellation Brands, Inc., Senior Notes, Ser. B, 8.00%,
               due 2/15/08                                                                     Ba2      BB                130~
          25   Constellation Energy Group, Inc., Notes, 6.35%, due 4/1/07                     Baa1     BBB                 26
         125   CSC Holdings, Inc., Senior Notes, Ser. B, 8.13%, due 7/15/09                    B1      BB-                128
         125   D. R. Horton, Inc., Guaranteed Senior Notes, 8.50%,
               due 4/15/12                                                                     Ba1     BB+                137
          85   Daimler Chrysler N.A. Holdings Corp., Guaranteed Notes,
               6.50%, due 11/15/13                                                             A3      BBB                 87
          90   Daimler Chrysler N.A. Holdings Corp., Guaranteed Notes,
               8.50%, due 1/18/31                                                              A3      BBB                103
         125   Dean Foods Co., Senior Notes, 6.63%, due 5/15/09                                Ba2     BB-                127
       1,000   Dow Jones CDX High Yield, Pass-Thru Certificates, Ser.4-T1,
               8.25%, due 6/29/10                                                              B3                         966**
         125   Edison Mission Energy, Senior Notes, 9.88%, due 4/15/11                         B1       B+                141
         125   Ferrellgas, L. P., Senior Notes, 6.75%, due 5/1/14                              Ba3      B+                119
         125   Fisher Scientific International, Inc., Senior Subordinated
               Notes, 8.00%, due 9/1/13                                                        Ba3     BB+                134
         125   Forest Oil Corp., Senior Notes, 8.00%, due 6/15/08                              Ba3     BB-                132
          35   France Telecom SA, Notes, 8.00%, due 3/1/11                                    Baa1      A-                 40
         125   Gaylord Entertainment Co., Senior Notes, 6.75%,
               due 11/15/14                                                                    B3       B-                116**
          45   General Electric Capital Corp., Medium-Term Notes, Ser. A,
               6.00%, due 6/15/12                                                              Aaa     AAA                 48
         100   General Motors Acceptance Corp., Notes, 7.50%, due 7/15/05                     Baa2      BB                100
          50   General Motors Acceptance Corp., Floating Rate Notes,
               4.05%, due 1/16/07                                                             Baa2      BB                 48
          50   General Motors Acceptance Corp., Notes, 5.63%, due 5/15/09                     Baa2      BB                 45
         125   Georgia Gulf Corp., Senior Notes, 7.13%, due 12/15/13                           Ba3     BB-                128
          65   Goldman Sachs Group, Inc., Notes, 4.13%, due 1/15/08                            Aa3      A+                 65
         125   Hanover Equipment Trust 2001 B, Senior Secured Notes,
               Ser. B, 8.75%, due 9/1/11                                                       B2       B+                131
         125   HCA, Inc., Notes, 5.50%, due 12/1/09                                            Ba2     BB+                124
         150   Host Marriott L.P., Senior Notes, Ser. M, 7.00%, due 8/15/12                    Ba3      B+                151
          80   Household Finance Corp., Notes, 4.63%, due 1/15/08                              A1       A                  81
          35   International Bank for Reconstruction & Development, Notes,
               3.63%, due 5/21/13                                                              Aaa     AAA                 34
         100   Invista, Notes, 9.25%, due 5/1/12                                               B1       B+                107**
         100   J.P. Morgan Chase & Co., Senior Notes, 3.63%, due 5/1/08                        Aa3      A+                 98

See Notes to Schedule of Investments

PRINCIPAL AMOUNT                                                                                RATING                  VALUE+
(000'S OMITTED)                                                                              MOODY'S   S&P    (000'S OMITTED)
$         150   Jean Coutu Group (PJC), Inc., Senior Subordinated Notes,
                8.50%, due 8/1/14                                                              B3       B     $           141
          125   Jefferson Smurfit Corp., Guaranteed Senior Notes, 8.25%,
                due 10/1/12                                                                    B2       B                 123
          125   K. Hovnanian Enterprises, Guaranteed Notes, 8.88%,
                due 4/1/12                                                                     Ba2      B+                133
          125   L-3 Communications Corp., Guaranteed Senior Subordinated
                Notes, 7.63%, due 6/15/12                                                      Ba3     BB+                132
          125   Lamar Media Corp., Guaranteed Notes, 7.25%, due 1/1/13                         Ba3      B                 129
          135   Lyondell Chemical Co., Guaranteed Senior Notes, 9.50%,
                due 12/15/08                                                                   B1      BB-                144
          125   MGM Mirage, Inc., Guaranteed Notes, 6.00%, due 10/1/09                         Ba2      BB                123
          125   Mohegan Tribal Gaming, Senior Subordinated Notes, 6.38%,
                due 7/15/09                                                                    Ba3      B+                125
           50   Morgan Stanley Dean Witter & Co., Senior Notes, 5.30%,
                due 3/1/13                                                                     Aa3      A+                 51
          125   MSW Energy Holdings LLC, Senior Secured Notes, Ser. B,
                8.50%, due 9/1/10                                                              Ba3      BB                129
          125   Nalco Co., Senior Notes, 7.75%, due 11/15/11                                   B2       B-                128
          125   Navistar International Corp., Senior Notes, 7.50%,
                due 6/15/11                                                                    Ba3     BB-                118
           55   News America Holdings, Senior Debentures, 8.88%,
                due 4/26/23                                                                   Baa3     BBB-                72
           25   Norfolk Southern Corp., Senior Notes, 6.00%, due 4/30/08                      Baa1     BBB                 26
           15   Norfolk Southern Corp., Bonds, 7.80%, due 5/15/27                             Baa1     BBB                 19
          125   Norske Skog Canada, Ltd., Guaranteed Senior Notes, Ser. D,
                8.63%, due 6/15/11                                                             Ba3     BB-                128
          125   NRG Energy, Inc., Secured Notes, 8.00%, due 12/15/13                           B1       B                 126**
          125   Owens & Minor, Inc., Senior Subordinated Notes, 8.50%,
                due 7/15/11                                                                    Ba3     BB-                134
          125   Owens-Brockway Glass Container, Inc., Guaranteed Senior
                Notes, 8.25%, due 5/15/13                                                      B2       B                 132
           50   PNC Funding Corp., Guaranteed Senior Notes, 5.75%,
                due 8/1/06                                                                     A2       A-                 51
          125   Pride International, Inc., Senior Notes, 7.38%, due 7/15/14                    Ba2     BB-                133
           50   Province of Ontario, Senior Unsubordinated Notes, 5.50%,
                due 10/1/08                                                                    Aa2      AA                 52
           25   Quebec Province, Debentures, 7.50%, due 9/15/29                                A1       A+                 33
          125   Reliant Energy Inc., Secured Notes, 6.75%, due 12/15/14                        B1       B+                111
          125   Rent-A-Center, Inc., Guaranteed Senior Notes, Ser. B, 7.50%,
                due 5/1/10                                                                     B1      BB-                124
           80   Republic of Italy, Senior Unsubordinated Notes, 5.25%,
                due 4/5/06                                                                     Aa2     AA-                 81
          125   Rogers Cable Inc., Secured Notes, 5.50%, due 3/15/14                           Ba3     BB+                111
          125   Salem Communications Holding Corp., Guaranteed Senior
                Subordinated Notes, Ser. B, 9.00%, due 7/1/11                                  B2       B-                132
          125   Sequa Corp., Senior Notes, Ser. B, 8.88%, due 4/1/08                           B1      BB-                129
          125   Smithfield Foods, Inc., Senior Notes, 7.00%, due 8/1/11                        Ba2      BB                128
           30   Southern Power Co., Senior Notes, Ser. B, 6.25%, due 7/15/12                  Baa1     BBB+                32
          125   Speedway Motorsports, Inc., Senior Subordinated Notes,
                6.75%, due 6/1/13                                                              Ba2      B+                127
           50   Sprint Capital Corp., Guaranteed Notes, 6.00%, due 1/15/07                    Baa3     BBB-                51
          125   Stena AB, Senior Notes, 9.63%, due 12/1/12                                     Ba3     BB-                135

PRINCIPAL AMOUNT                                                                               RATING                   VALUE+
(000'S OMITTED)                                                                            MOODY'S   S&P      (000'S OMITTED)
$         125   Stewart Enterprises, Senior Notes, 6.25%, due 2/15/13                          B1      BB-    $           121**
          125   Suburban Propane Partners L.P., Senior Notes, 6.88%,
                due 12/15/13                                                                   B1       B                 120
           55   Target Corp., Senior Notes, 7.50%, due 8/15/10                                 A2       A+                 63
          125   Tembec Industries, Inc., Guaranteed Senior Notes, 8.50%,
                due 2/1/11                                                                     B2       B                  96
           55   Time Warner Co., Inc., Notes, 7.75%, due 6/15/05                              Baa1     BBB+                55
          125   Toll Corp., Senior Subordinated Notes, 8.25%, due 12/1/11                      Ba2     BB+                134
           75   Tyco International Group SA, Guaranteed Senior Notes,
                6.75%, due 2/15/11                                                            Baa3     BBB                 82
           40   Tyson Foods, Inc., Notes, 8.25%, due 10/1/11                                  Baa3     BBB                 47
           40   United Mexican States, Notes, 8.38%, due 1/14/11                              Baa1     BBB                 46
           45   Verizon Global Funding Corp., Senior Notes, 7.38%,
                due 9/1/12                                                                     A2       A+                 52
          125   Vintage Petroleum, Inc., Senior Notes, 8.25%, due 5/1/12                       Ba3     BB-                135
          125   Warner Music Group, Senior Subordinated Notes, 7.38%,
                due 4/15/14                                                                    B3       B-                125
           75   Wells Fargo Co., Subordinated Notes, 6.25%, due 4/15/08                        Aa2      A+                 79
          125   Xerox Corp., Senior Notes, 6.88%, due 8/15/11                                  Ba2     BB-                130
          125   Young Broadcasting, Inc., Guaranteed Senior Notes, 8.50%,
                due 12/15/08                                                                   B2       B-                134
                                                                                                              ---------------
                TOTAL CORPORATE DEBT SECURITIES (COST $9,930)                                                           9,732
                                                                                                              ---------------

FOREIGN GOVERNMENT SECURITIES^^ (14.3%)
EUR        50   Belgium Kingdom, Bonds, 3.00%, due 3/28/10                                     Aa1     AA+                 65
EUR        25   Bundesobligation, Bonds, 4.00%, due 2/16/07                                    Aaa     AAA                 33
EUR        70   Bundesrepublic Deutschland, Bonds, 5.00%, due 7/4/12                           Aaa     AAA                101
CAD       150   Canadian Government, Bonds, 7.25%, due 6/1/07                                          AAA                129
CAD        40   Canadian Government, Bonds, 8.00%, due 6/1/27                                          AAA                 47
EUR       495   Government of France, Bonds, 7.75%, due 10/25/05                               Aaa     AAA                656~
JPY    27,000   Inter-American Development Bank, 1.90%, due 7/8/09                             Aaa     AAA                276
JPY    18,000   Japan Development Bank, Bonds, 1.40%, due 6/20/12                              Aaa     AA-                179
JPY     8,000   Japan Development Bank, Bonds, 1.05%, due 6/20/23                              Aaa     AA-                 68
JPY    20,000   Japan Financial Corp., Global Notes, 1.55%, due 2/21/12                        Aaa     AA-                200
EUR       400   Netherlands Government, Bonds, 5.25%, due 7/15/08                              Aaa     AAA                561
JPY    17,000   Quebec Province, Bonds, 1.60%, due 5/9/13                                              A+                 169
AUD        70   Queensland Treasury, Bonds, 8.00%, due 9/14/07                                 Aaa     AAA                 58
JPY    23,000   Republic of Austria, Bonds, 3.75%, due 2/3/09                                  Aaa     AAA                248
EUR       345   Republic of Germany, Bonds, 5.50%, due 1/4/31                                  Aaa     AAA                556
JPY    42,000   Republic of Italy, Bonds, 1.80%, due 2/23/10                                   Aa2     AA-                427
EUR       450   Spain Government, Bonds, 5.00%, due 7/30/12                                    Aaa     AAA                650
SEK       400   Swedish Government, Bonds, 5.50%, due 10/8/12                                  Aaa     AAA                 65
GBP        65   U K Treasury, Bonds, 8.50%, due 12/7/05                                        Aaa     AAA                127
GBP        70   U K Treasury, Bonds, 5.75%, due 12/7/09                                        Aaa     AAA                141
GBP        70   U K Treasury, Bonds, 8.00%, due 6/7/21                                         Aaa     AAA                187
                                                                                                              ---------------
                TOTAL FOREIGN GOVERNMENT SECURITIES (COST $4,302)                                                       4,943
                                                                                                              ---------------

CONVERTIBLE BONDS (1.7%)
           75   Echostar Communications Corp., Subordinated Notes, 5.75%,
                due 5/15/08                                                                    B2       B                  73
           75   Edwards Lifescience Corp., Senior Notes, 3.88%, due 5/15/33                                                77^
           50   Hilton Hotels Corp., Notes, 3.38%, due 4/15/23                                Baa3     BBB-                57

See Notes to Schedule of Investments

PRINCIPAL AMOUNT                                                                                RATING                  VALUE+
(000'S OMITTED)                                                                              MOODY'S   S&P    (000'S OMITTED)
$         65   Lamar Advertising Co., Notes, 2.88%, due 12/31/10                               B2       B     $            59
          75   Morgan Stanley Group, Inc., Senior Notes, 1.25%,
               due 12/30/08                                                                    Aa3      A+                 68
         125   Nortel Networks Corp., Notes, 4.25%, due 9/1/08                                 B3       B-                113
          75   SCI Systems, Inc., Notes, 3.00%, due 3/15/07                                    B1       B                  70
          75   Thermo Electron Corp., Subordinated Debentures, 3.25%,
               due 11/1/07                                                                    Baa3     BBB                 74
                                                                                                              ---------------
               TOTAL CONVERTIBLE BONDS (COST $601)                                                                        591
                                                                                                              ---------------

REPURCHASE AGREEMENTS (7.0%)
       2,410   State Street Bank and Trust Co. Repurchase Agreements, 2.60%,
               due 5/2/05, dated 4/29/05, Maturity Value $2,410,522,
               Collateralized by $2,510,000 U.S. Treasury Notes, 2.75% and
               3.13%, due 5/15/07 and 8/15/07 (Collateral Value $2,495,831)
               (COST $2,410)                                                                                            2,410#
                                                                                                              ---------------

SHORT-TERM INVESTMENTS (1.5%)
         525   Neuberger Berman Prime Money Fund Trust Class                                                              525@
           0   Neuberger Berman Securities Lending Quality Fund, LLC                                                        0++
                                                                                                              ---------------
               TOTAL SHORT-TERM INVESTMENTS (COST $525)                                                                   525#
                                                                                                              ---------------

               TOTAL INVESTMENTS (100.5%) (COST $33,361)                                                               34,681##

               Liabilities, less cash, receivables and other assets [(0.5%)]                                             (155)
                                                                                                              ---------------

               TOTAL NET ASSETS (100.0%)                                                                      $        34,526
                                                                                                              ---------------

NOTES TO SCHEDULE OF INVESTMENTS

+ Investments in equity securities by Neuberger Berman Strategic Income Fund (the "Fund") are valued at the latest sales price where that price is readily available; equity securities for which no sales were reported, unless otherwise noted, are valued at the mean between the closing bid and asked prices. Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. Investments in debt securities by the Fund are valued daily by obtaining bid price quotations from independent pricing services on all securities available in each service's data base. For all other debt securities requiring daily quotations, bid prices are obtained from principal market makers in those securities. The Fund values all other securities by a method the Board of Trustees of Neuberger Berman Income Funds (the "Board") believes accurately reflects fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Foreign security prices are furnished by independent quotation services and expressed in local currency values. Foreign security prices are translated from the local currency into U.S. dollars using the exchange rate as of 12:00 noon, Eastern time. The Board has approved the use of FT Interactive Data Corporation ("FT Interactive") to assist in determining the fair value of the Fund's foreign equity securities in the wake of certain significant events. When changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities, FT Interactive will provide adjusted prices for certain foreign equity securities using an analysis based on historical correlations between the prices of those securities and changes in the index. In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. However, fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security next trades. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

#    At cost, which approximates market value.

## At April 30, 2005, the cost of investments for U.S. Federal income tax purposes was $33,361,000. Gross unrealized appreciation of investments was $1,808,000 and gross unrealized depreciation of investments was $488,000, resulting in net unrealized appreciation of $1,320,000, based on cost for U.S. Federal income tax purposes.

*    Non-income producing security.

** Security exempt from registration under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers under Rule 144A and are deemed liquid. At April 30, 2005, these securities amounted to $1,809,000 or 5.2% of net assets for the Fund.

See Notes to Financial Statements

@ Neuberger Berman Prime Money Fund ("Prime Money") is also managed by Neuberger Berman Management Inc. (see Notes A & F of Notes to Financial Statements) and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money.

++ Managed by an affiliate of Neuberger Berman Management Inc. and could be deemed an affiliate of the Fund (see Notes A & F of Notes to Financial Statements).

++++ The following securities were held in escrow at April 30, 2005, to cover outstanding call options written:

                                                     MARKET VALUE      PREMIUM     MARKET VALUE
               SHARES     SECURITIES AND OPTIONS    OF SECURITIES   ON OPTIONS       OF OPTIONS
               1,500      BP PLC ADR
                          July 2005 @ 65            $      91,000   $    1,000     $      1,000

               1,500      Burlington Resources
                          August 2005 @ 60                 73,000        2,000            1,000

               5,000      Corinthian Colleges
                          August 2005 @ 20                 71,000        4,000                0

               1,500      Diageo PLC ADR
                          July 2005 @ 60                   90,000        1,000            3,000

               2,000      First Data
                          May 2005 @ 45                    76,000        1,000                0

               3,000      FTI Consulting
                          September 2005 @ 22.50           66,000        2,000            3,000

               1,000      General Dynamics
                          August 2005 @ 115               105,000        2,000            1,000

               3,500      Intel Corp.
                          October 2005 @ 27.50             82,000        2,000            1,000

               2,000      Lockheed Martin
                          December 2005 @ 65              122,000        4,000            5,000

               2,000      ONEOK, Inc.
                          July 2005 @ 32.50                58,000        1,000                0

               4,000      Pan American Silver
                          July 2005 @ 17.50                55,000        3,000            1,000

               1,500      PetroChina Co.
                          June 2005 @ 60                   90,000        1,000            3,000

               1,500      Praxair, Inc.
                          July 2005 @ 50                   70,000        1,000            1,000

               1,000      Schlumberger Ltd.
                          August 2005 @ 80                 68,000        1,000                0

               4,000      Texas Instruments
                          July 2005 @ 27.50               100,000        2,000            2,000

               1,000      3M Co.
                          July 2005 @ 95                   77,000        1,000                0

               2,500      Vodafone Group ADR
                          October 2005 @ 30                65,000        1,000                0

               1,000      Willis Group Holdings
                          July 2005 @ 45                   67,000            0                0

^^ Principal amount is stated in the currency in which the security is denominated.

     AUD = Australian Dollar

     CAD = Canadian Dollar

     EUR = Euro Currency

     GBP = Great Britain Pound

     JPY = Japanese Yen

     SEK = Swedish Krona

^    Not rated by a nationally recognized statistical rating organization.

~~ All or a portion of this security was purchased on a when-issued basis. At April 30, 2005, these securities amounted to $125,000.

~ All or a portion of this security is segregated as collateral for when-issued purchase commitments and/or financial futures contracts margin.

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

NEUBERGER BERMAN INCOME FUNDS                                                         STRATEGIC
(000'S OMITTED EXCEPT PER SHARE AMOUNTS)                                            INCOME FUND
ASSETS
     INVESTMENTS IN SECURITIES, AT VALUE* (NOTES A & F)--SEE
     SCHEDULE OF INVESTMENTS:
     Unaffiliated issuers                                                          $     34,156
     Affiliated issuers                                                                     525
-----------------------------------------------------------------------------------------------
                                                                                         34,681
     Cash                                                                                    23
     Foreign currency                                                                        21
     Dividends and interest receivable                                                      361
     Receivable for securities sold                                                          93
     Receivable for variation margin (Note A)                                                 1
     Receivable from administrator--net (Note B)                                             16
     Prepaid expenses and other assets                                                        2
-----------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                             35,198
-----------------------------------------------------------------------------------------------
LIABILITIES
     Option contracts written, at market value (Note A)                                      22
     Net payable for forward foreign currency exchange contracts sold (Note C)                3
     Payable for securities purchased                                                       597
     Payable to investment manager--net (Notes A & B)                                        15
     Accrued expenses and other payables                                                     35
-----------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                           672
-----------------------------------------------------------------------------------------------
NET ASSETS AT VALUE                                                                $     34,526
-----------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
     Paid-in capital                                                               $     32,787
     Distributions in excess of net investment income                                       (14)
     Accumulated net realized gains (losses) on investments                                 430

     Net unrealized appreciation (depreciation) in value of investments                   1,323
-----------------------------------------------------------------------------------------------
NET ASSETS AT VALUE                                                                $     34,526
-----------------------------------------------------------------------------------------------
SHARES OUTSTANDING ($.001 PAR VALUE; UNLIMITED SHARES AUTHORIZED)                         3,229
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE                           $      10.69
-----------------------------------------------------------------------------------------------
*COST OF INVESTMENTS:
     Unaffiliated issuers                                                          $     32,836
     Affiliated issuers                                                                     525
-----------------------------------------------------------------------------------------------
TOTAL COST OF INVESTMENTS                                                          $     33,361
-----------------------------------------------------------------------------------------------
TOTAL COST OF FOREIGN CURRENCY                                                     $         21
-----------------------------------------------------------------------------------------------

See Notes to Financial Statements

            NEUBERGER BERMAN FOR THE SIX MONTHS ENDED APRIL 30, 2005 (UNAUDITED)

STATEMENT OF OPERATIONS

NEUBERGER BERMAN INCOME FUNDS                                                         STRATEGIC
(000'S OMITTED)                                                                     INCOME FUND
INVESTMENT INCOME
INCOME (NOTE A):
Interest income-unaffiliated issuers                                               $        528
Dividend income-unaffiliated issuers                                                        130
Income from securities loaned-affiliated issuer (Note F)                                      2
Income from investments in affiliated issuers (Note F)                                        3
Foreign taxes withheld                                                                       (1)
-----------------------------------------------------------------------------------------------
Total income                                                                                662
-----------------------------------------------------------------------------------------------

EXPENSES:
Investment management fee (Notes A & B)                                                      94
Administration fee (Note B)                                                                  24
Audit fees                                                                                   14
Custodian fees (Note B)                                                                      72
Legal fees                                                                                   17
Registration and filing fees                                                                 13
Shareholder reports                                                                           5
Shareholder servicing agent fees                                                              8
Trustees' fees and expenses                                                                  12
Miscellaneous                                                                                 1
-----------------------------------------------------------------------------------------------
Total expenses                                                                              260

Investment management fee waived (Note A)                                                    (0)
Expenses reimbursed by administrator (Note B)                                              (125)
Expenses reduced by custodian fee expense offset and commission
 recapture arrangements (Note B)                                                             (2)
-----------------------------------------------------------------------------------------------
Total net expenses                                                                          133
-----------------------------------------------------------------------------------------------
Net investment income (loss)                                                                529
-----------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE A)
Net realized gain (loss) on:
     Sales of investment securities of unaffiliated issuers                                 563
     Financial futures contracts                                                              6
     Option contracts written                                                                51
     Foreign currency                                                                      (106)
Change in net unrealized appreciation (depreciation) in value of:
     Unaffiliated investment securities                                                    (413)
     Financial futures contracts                                                              1
     Option contracts written                                                                22
     Foreign currency                                                                        52
     ------------------------------------------------------------------------------------------
Net gain (loss) on investments                                                              176
-----------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                    $        705
-----------------------------------------------------------------------------------------------

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS

                                                                       STRATEGIC INCOME FUND
                                                                    ---------------------------
                                                                    SIX MONTHS
                                                                         ENDED             YEAR
                                                                     APRIL 30,            ENDED
NEUBERGER BERMAN INCOME FUNDS                                             2005      OCTOBER 31,
(000'S OMITTED)                                                     (UNAUDITED)            2004
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)                                        $      529     $        940
Net realized gain (loss) on investments                                    514              512
Change in net unrealized appreciation (depreciation) of investments       (338)           1,319
-----------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations            705            2,771
-----------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE A):
Net investment income                                                     (622)          (1,171)
Net realized gain on investments                                          (191)              --
-----------------------------------------------------------------------------------------------
Total distributions to shareholders                                       (813)          (1,171)
-----------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS (NOTE D):
Proceeds from shares sold                                                5,500            4,693
Proceeds from reinvestment of dividends and distributions                  573              825
Payments for shares redeemed                                              (816)          (1,354)
-----------------------------------------------------------------------------------------------
Net increase (decrease) from Fund share transactions                     5,257            4,164
-----------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS                                    5,149            5,764

NET ASSETS:
Beginning of period                                                     29,377           23,613
-----------------------------------------------------------------------------------------------
End of period                                                       $   34,526     $     29,377
-----------------------------------------------------------------------------------------------
Undistributed net investment income (loss) at end of period         $       --     $         79
-----------------------------------------------------------------------------------------------
Distributions in excess of net investment income at end of period   $      (14)    $         --
-----------------------------------------------------------------------------------------------

See Notes to Financial Statements

                                     NEUBERGER BERMAN APRIL 30, 2005 (UNAUDITED)

NOTES TO FINANCIAL STATEMENTS Strategic Income Fund

NOTE A--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

1 GENERAL: Neuberger Berman Strategic Income Fund (the "Fund") is a separate operating series of Neuberger Berman Income Funds (the "Trust"), a Delaware statutory trust organized pursuant to a Trust Instrument dated December 23, 1992. The Trust is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended (the "1933 Act"). The Fund offers Institutional Class shares. The Board of Trustees of the Trust (the "Board") may establish additional series or classes of shares without the approval of shareholders.

     The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Neuberger Berman Management Inc. ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2 PORTFOLIO VALUATION: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3 FOREIGN CURRENCY TRANSLATION: The Fund may invest in foreign securities denominated in foreign currency. The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rate as of 12:00 noon, Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss) arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4 SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of discount (adjusted for original issue discount, where applicable), and amortization of premium, where applicable, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions are recorded on the basis of identified cost and stated separately in the Statement of Operations.

5 INCOME TAX INFORMATION: It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no Federal income or excise tax provision is required.

     Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the

     Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

     As determined on October 31, 2004, permanent differences resulting primarily from different book and tax accounting for foreign currency gains and losses, paydown gains and losses, mortgage dollar rolls, and amortization of bond premium were reclassified at year end. These reclassifications had no effect on net income, net assets or net assets per share of the Fund.

     The tax character of distributions paid during the periods ended October 31, 2004 and October 31, 2003 were as follows:

     DISTRIBUTIONS PAID FROM:

                                                                  LONG-TERM              TAX RETURN
                                     ORDINARY INCOME             CAPITAL GAIN            OF CAPITAL                 TOTAL
                                   2004          2003         2004         2003       2004       2003         2004           2003
                              $  1,171,018   $   189,760   $       --   $      --   $     --   $     --   $  1,171,018   $   189,760

     As of October 31, 2004, the components of distributable earnings (accumulated losses) on a U.S. Federal income tax basis were as follows:

                                           UNDISTRIBUTED   UNDISTRIBUTED      UNREALIZED             LOSS
                                                ORDINARY       LONG-TERM    APPRECIATION    CARRYFORWARDS
                                                  INCOME            GAIN   (DEPRECIATION)   AND DEFERRALS           TOTAL
                                           $     286,404   $          --   $    1,561,869   $          --   $   1,848,273

     The difference between book basis and tax basis distributable earnings is attributable primarily to the timing differences of wash sales, amortization of bond premium, mark to market on certain forward foreign currency and futures contracts, and mortgage dollar rolls.

6 FOREIGN TAXES: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

7 DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Fund earns income, net of expenses, daily on its investments. The Fund generally distributes substantially all of its net investment income, if any, at the end of each calendar quarter. Distributions from net realized capital gains, if any, are generally distributed in December. Income dividends and capital gain distributions to shareholders are recorded on the ex-dividend date.

     The Fund invests a portion of its assets in securities issued by real estate companies, including real estate investment trusts ("REITs"). The distributions received from REITs held by the Fund are generally comprised of income, capital gains, and return of REIT capital, but the REITs do not report this information to the Fund until the following calendar year. At October 31, 2004, the Fund estimated these amounts within the financial statements since the information is not available from the REITs until after the Fund's fiscal year end. At April 30, 2005, the Fund estimated these amounts for the period January 1, 2005 through April 30, 2005 within the financial statements since the 2005 information is not available from the REITs until after the Fund's fiscal year end. For the year ended October 31, 2004, the character of distributions paid to shareholders is disclosed within the Statement of Changes and is also based on these estimates.

     All estimates are based upon REIT information sources available to the Fund together with actual IRS Forms 1099 received to date. After calendar year-end, when the Fund learns the actual nature of the distributions paid by REITs during that year, distributions previously identified as income are often recharacterized as return of capital and/or capital gain. After all applicable REITs have informed the Fund of the actual breakdown of distributions paid to the Fund during its fiscal year, estimates previously recorded are adjusted to reflect actual results. As a result, the composition of the Fund's distributions as reported herein may differ from the final composition determined after calendar year-end and reported to Fund shareholders on IRS Form 1099.

8 EXPENSE ALLOCATION: Certain expenses are applicable to multiple funds. Expenses directly attributable to the Fund are charged to the Fund. Expenses of the Trust that are not directly attributed to the Fund are allocated among the funds, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the funds can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributed to a Fund or the Trust are allocated among the Fund and the other investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly.

9 CALL OPTIONS: Premiums received by the Fund upon writing a covered call option are recorded in the liability section of the Fund's Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, the Fund realizes a gain or loss and the liability is eliminated. The Fund bears the risk of a decline in the price of the security during the period, although any potential loss during the period would be reduced by the amount of the option premium received. In general, written covered call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. All securities covering outstanding options are held in escrow by the custodian bank.

     Summary of option transactions for the six months ended April 30, 2005:

                                                                                          VALUE WHEN
                                                                             NUMBER          WRITTEN
     Contracts outstanding 10/31/2004                                        43,000      $    40,000
     Contracts written                                                       69,000           54,000
     Contracts expired                                                      (31,000)         (17,000)
     Contracts exercised                                                    (17,000)         (23,000)
     Contracts closed                                                       (24,000)         (24,000)
                                                                           --------      -----------
     Contracts outstanding 4/30/2005                                         40,000      $    30,000
                                                                           --------      -----------

10 FORWARD FOREIGN CURRENCY CONTRACTS: The Fund may enter into forward foreign currency contracts ("contracts") in connection with planned purchases or sales of securities to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. The gain or loss arising from the difference between the original contract price and the closing price of such contract is included in net realized gains or losses on foreign currency transactions. Fluctuations in the value of forward foreign currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund. The Fund has no specific limitation on the percentage of assets which may be committed to these types of contracts, but the Fund may not invest more than 20% of its net assets in foreign securities denominated in or indexed to foreign currencies. The Fund could be exposed to risks if a counter party to a contract were unable to meet the terms of its contract or if the value of the foreign currency changes unfavorably. The U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund is determined using forward foreign currency exchange rates supplied by an independent pricing service.

11 SECURITY LENDING: Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund entered into a Securities Lending Agreement ("Agreement") with Neuberger Berman, LLC ("Neuberger"), an affiliate of the Fund, pursuant to which Neuberger acts as the Fund's lending agent. Securities loans involve certain risks including delays or inability to recover the loaned securities or, in the event a borrower should fail financially, foreclose against the collateral. Neuberger, under the general supervision of the Board, monitors the creditworthiness of the parties to whom the Fund makes security loans. The Fund will not lend securities on which covered call options have been written, or lend securities on terms which would prevent the Fund from qualifying as a regulated investment company. The Fund receives cash collateral equal to at least 102% of the current market value of the loaned securities. Prior to February 7, 2005, the Fund invested the cash collateral in the N&B Securities Lending Quality Fund, LLC ("Old Fund"), which was managed by State Street Bank and Trust Company ("State Street") pursuant to guidelines approved by Management. Effective February 7, 2005, the Fund changed the collateral investment vehicle from the Old Fund to the Neuberger Berman Securities Lending Quality Fund, LLC ("Quality Fund"), a fund managed by Lehman Brothers Asset Management LLC (formerly Lincoln Capital Fixed Income Management Company, LLC), an affiliate of Management, as approved by the Board.

     Under the Agreement, Neuberger guarantees a certain amount of revenue to the Fund and receives any revenue earned in excess of the guaranteed amount as a lending agency fee. For the six months ended April 30, 2005, Neuberger did not receive any revenue under the Agreement.

     Income earned on the securities loaned, if any, is reflected in the Statement of Operations under the caption "Income from securities loaned-affiliated issuer."

12 REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements with institutions that Management has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to assert a perfected security interest in those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

13 SHORT SALES: The Fund may enter into short sales of securities it owns or has the right to acquire at no added cost through conversion or exchange of other securities it owns (short sales "against the box"). To make delivery to the purchaser in a short sale the executing broker borrows the securities being sold short on behalf of the Fund, and the Fund is obligated to replace the securities borrowed by purchasing them at the market price at a date in the future. When the Fund sells short, it establishes a margin account with the broker effecting the short sale and deposits collateral with the broker. In addition, the Fund maintains, in a segregated account with its custodian, the securities that could be used to cover the short sale. The Fund is required to pay the lender any dividends and may be required to pay premium or interest, in connection with the short sales.

     The Fund may also attempt to limit exposure to a possible decline in the market value of securities through short sales of securities that Management believes possess volatility characteristics similar to those being hedged. In such case, any loss in the Fund's long position after the short sale should be reduced by a corresponding gain in the short position. The Fund also may use short sales in an attempt to realize gains. The Fund will realize a gain if the security declines in price between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will incur a loss if the price of the security increases between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or interest the Fund is required to pay in connection with the short sale. A short position may be adversely affected by imperfect correlation between movements in the price of the securities sold short and the securities being hedged. At April 30, 2005, there were no open positions in short sales for the Fund.

14 DOLLAR ROLLS: The Fund may enter into dollar roll transactions with respect to mortgage-backed securities. In a dollar roll transaction, the Fund sells securities for delivery in the current month and simultaneously agrees to repurchase substantially similar (i.e., same type and coupon) securities on a specified future date from the same party. During the period before the repurchase, the Fund forgoes principal and interest payments on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop"), as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls may increase fluctuations in the Fund's net asset value and may be viewed as a form of leverage. There is a risk that the counter party will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund.

15 FINANCIAL FUTURES CONTRACTS: The Fund may buy and sell financial futures contracts to hedge against changes in securities prices resulting from changes in prevailing interest rates. At the time the Fund enters into a financial futures contract, it is required to deposit with its custodian a specified amount of cash or liquid securities, known as "initial margin," ranging upward from 1.1% of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Fund as unrealized gains or losses.

     Although some financial futures contracts by their terms call for actual delivery or acceptance of financial instruments, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching financial futures contracts. When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market, possibly at a time of rapidly declining prices, and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities.

     For U.S. Federal income tax purposes, the futures transactions undertaken by the Fund may cause it to recognize gains or losses from marking to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Fund. Also, the Fund's losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating the Fund's taxable income.

     During the six months ended April 30, 2005, the Fund entered into financial futures contracts. At April 30, 2005, open positions in financial futures contracts were as follows:

                                                                                               UNREALIZED
     EXPIRATION                                         OPEN CONTRACTS            POSITION   DEPRECIATION
     June 2005                                  4 U.S. Treasury Notes, 5 Year        Short   $      1,813

     At April 30, 2005, the Fund had deposited $575,000 in U.S. Treasury Notes, 1.25%, due 5/31/05, in a segregated account to cover margin requirements on open financial futures contracts.

16   TRANSACTIONS WITH OTHER FUNDS MANAGED BY NEUBERGER BERMAN MANAGEMENT INC.:
     Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in a money market fund managed by Management or an affiliate. Prior to December 2004, the Fund invested in the Neuberger Berman Institutional Cash Fund (the "Cash Fund"), as approved by the Board. As of December 2004, the Fund changed its investment from the Cash Fund to the newly created Neuberger Berman Prime Money Fund ("Prime Money"), as approved by the Board. The Cash Fund and Prime Money each seek to provide the highest available current income consistent with safety and liquidity. For any cash that the Fund invests in the Cash Fund or Prime Money, Management waives a portion of its management fee equal to the management fee it receives from the Cash Fund and Prime Money on those assets (the "Arrangement"). For the six months ended April 30, 2005, management fees waived under this Arrangement with respect to the Cash Fund and Prime Money amounted to $34 and $107, respectively. For the six months ended April 30, 2005, income earned under this Arrangement with respect to the Cash Fund and Prime Money amounted to $583 and $2,717, respectively, and is reflected in the Statement of Operations under the caption "Income from investments in affiliated issuers."

17 INDEMNIFICATIONS: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

NOTE B--MANAGEMENT FEES, ADMINISTRATION FEES, DISTRIBUTION ARRANGEMENTS, AND OTHER TRANSACTIONS WITH AFFILIATES:

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at an annual rate of 0.60% of its average daily net assets.

The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.15% of its average daily net assets under this agreement. Additionally, Management retains State Street as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement.

Management has contractually undertaken to reimburse operating expenses (including the fees payable to Management but excluding interest, taxes, brokerage commissions, and extraordinary expenses) ("Operating Expenses") which exceed the expense limitation as detailed in the following table:

                                                                                         REIMBURSEMENT FROM
                                                                                     MANAGEMENT FOR THE SIX
                                                              EXPENSE                          MONTHS ENDED
CLASS                                                   LIMITATION(1)   EXPIRATION           APRIL 30, 2005
INSTITUTIONAL CLASS                                          0.85%        10/31/15          $  124,891

(1) Expense limitation per annum of the class' average daily net assets.

The Institutional Class of the Fund has agreed to repay Management for its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its expense limitation, and the repayments are made within three years after the year in which Management issued the reimbursement.

During the six months ended April 30, 2005, there was no reimbursement to Management. At April 30, 2005, the Fund had a contingent liability to Management under the agreement of $570,560 of which $204,845 expires in 2006, $240,824 expires in 2007, and $124,891 expires in 2008.

Management and Neuberger, a member firm of the New York Stock Exchange and sub-adviser to the Fund, are wholly-owned subsidiaries of Lehman Brothers Holdings Inc. ("Lehman"), a publicly-owned holding company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or Trustees of the Trust are also employees of Neuberger and/or Management.

The Institutional Class of the Fund also has a distribution agreement with Management. Management receives no compensation therefor and no commissions for sales or redemptions of shares of beneficial interest of the share class.

The Fund has an expense offset arrangement in connection with its custodian contract. For the six months ended April 30, 2005, the impact of this arrangement was a reduction of expenses of $434.

The Fund has entered into a commission recapture program, which enables it to pay some of its operational expenses by recouping a portion of the commissions it pays to a broker that is not a related party of the Fund. Expenses paid through this program may include costs of custodial, transfer agency or accounting services. For the six months ended April 30, 2005, the impact of this arrangement was a reduction of expenses of $1,081.

NOTE C--SECURITIES TRANSACTIONS:

Cost of purchases and proceeds of sales and maturities of long-term securities (excluding short-term securities, financial futures contracts, foreign currency contracts, and option contracts) for the six months ended April 30, 2005 were as follows:

                                                                                           SALES AND
          PURCHASES OF       PURCHASES EXCLUDING      SALES AND MATURITIES      MATURITIES EXCLUDING
       U.S. GOVERNMENT           U.S. GOVERNMENT        OF U.S. GOVERNMENT           U.S. GOVERNMENT
AND AGENCY OBLIGATIONS    AND AGENCY OBLIGATIONS    AND AGENCY OBLIGATIONS    AND AGENCY OBLIGATIONS
          $  6,313,416              $  7,454,114              $  5,278,354              $  5,722,602

During the six months ended April 30, 2005, the Fund had entered into various contracts to deliver currencies at specified future dates. At April 30, 2005, open contracts were as follows:

                                                                                            NET UNREALIZED
                                                    IN EXCHANGE   SETTLEMENT                  APPRECIATION
BUY                                     CONTRACTS           FOR         DATE        VALUE   (DEPRECIATION)
EURO DOLLAR                          118,000 EUR    $  155,852       5/9/05   $   152,480       $   (3,372)

                                                                                            NET UNREALIZED
                                                    IN EXCHANGE   SETTLEMENT                  APPRECIATION
SELL                                    CONTRACTS           FOR         DATE        VALUE   (DEPRECIATION)
CANADIAN DOLLAR                      170,000 CAD    $  137,451      7/19/05   $   135,429       $    2,022
EURO DOLLAR                          118,000 EUR       158,290       5/9/05       152,480            5,810
EURO DOLLAR                        2,205,000 EUR     2,864,670      7/19/05     2,855,273            9,397
JAPANESE YEN                     160,716,000 JPY     1,529,900      7/19/05     1,547,025          (17,125)
POUND STERLING                       189,000 GBP       359,799      7/19/05       360,037             (238)

During the six months ended April 30, 2005, brokerage commissions on securities transactions amounted to $11,194, of which Neuberger received $1,068, Lehman received $1,992, and other brokers received $8,134.

NOTE D--FUND SHARE TRANSACTIONS:

Share activity for the six months ended April 30, 2005 and for the year ended October 31, 2004 was as follows:

                   FOR THE SIX MONTHS ENDED APRIL 30, 2005          FOR THE YEAR ENDED OCTOBER 31, 2004
                --------------------------------------------   --------------------------------------------
                                 SHARES                                         SHARES
                              ISSUED ON                                      ISSUED ON
                           REINVESTMENT                                   REINVESTMENT
                           OF DIVIDENDS                                   OF DIVIDENDS
(000'S           SHARES             AND     SHARES              SHARES             AND     SHARES
OMITTED)           SOLD   DISTRIBUTIONS   REDEEMED     TOTAL      SOLD   DISTRIBUTIONS   REDEEMED     TOTAL
Institutional
Class               512              53        (76)      489       455              79       (130)      404

NOTE E--LINE OF CREDIT:

At April 30, 2005, the Fund was a participant in a single committed, unsecured $150,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this agreement at the overnight Federal Funds Rate plus 0.50% per annum. A facility fee of 0.10% per annum of the available line of credit is charged, of which the Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. No compensating balance is required. Because several investment companies participate, there is no assurance that an individual Fund will have access to all or any part of the $150,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at April 30, 2005. During the six months ended April 30, 2005, the Fund did not utilize this line of credit.

NOTE F--INVESTMENTS IN AFFILIATES*:

                                                                                                          INCOME FROM
                                     BALANCE OF                            BALANCE OF                  INVESTMENTS IN
                                         SHARES       GROSS        GROSS       SHARES                      AFFILIATED
                                           HELD   PURCHASES        SALES         HELD       VALUE             ISSUERS
                                    OCTOBER 31,         AND          AND    APRIL 30,   APRIL 30,   INCLUDED IN TOTAL
NAME OF ISSUER                             2004   ADDITIONS   REDUCTIONS         2005        2005              INCOME
Neuberger Berman Securities
Lending Quality Fund, LLC**             160,000   6,751,352    6,911,352            0   $       0           $   2,480
Neuberger Berman Institutional
Cash Fund Trust Class***                200,025     833,906    1,033,931            0           0                 583
Neuberger Berman Prime Money
Fund Trust Class***                           0   3,110,438    2,585,303      525,135     525,135               2,717
                                                                                        ---------           ---------
  TOTAL                                                                                 $ 525,135           $   5,780
                                                                                        =========           =========

* Affiliated issuers, as defined in the 1940 Act, include issuers in which the Fund held 5% or more of the outstanding voting securities.

** Prior to February 7, 2005, the Old Fund, an investment vehicle established by the Fund's custodian, was used to invest cash the Fund received as collateral for securities loans. Effective February 7, 2005, the Fund changed the collateral investment vehicle from the Old Fund to the Quality Fund, a fund managed by Lehman Brothers Asset Management LLC, an affiliate of Management, as approved by the Board. The Fund's shares in the Old Fund and Quality Fund were and are non-voting. However, because all shares of the Old Fund and Quality Fund were and are held by funds in the related investment company complex, the Old Fund and Quality Fund may have been and may be considered affiliates of the Fund.

*** The Cash Fund and Prime Money are also managed by Management and may be considered affiliates since they have the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of the Cash Fund or Prime Money, respectively.

NOTE G--UNAUDITED FINANCIAL INFORMATION:

The financial information included in this interim report is taken from the records of the Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

FINANCIAL HIGHLIGHTS Strategic Income Fund

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.^^

INSTITUTIONAL CLASS

                                                                                                                  PERIOD FROM
                                                                      SIX MONTHS ENDED        YEAR ENDED       JULY 11, 2003^
                                                                             APRIL 30,        OCTOBER 31,      TO OCTOBER 31,
                                                                      ----------------     --------------     ---------------
                                                                                  2005               2004                2003
                                                                           (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD                                         $   10.72          $   10.11           $   10.00
                                                                             ---------          ---------           ---------
INCOME FROM INVESTMENT OPERATIONS:
NET INVESTMENT INCOME (LOSS)                                                       .18                .36                 .10
NET GAINS OR LOSSES ON SECURITIES
   (BOTH REALIZED AND UNREALIZED)                                                  .07                .69                 .09
                                                                             ---------          ---------           ---------
TOTAL FROM INVESTMENT OPERATIONS                                                   .25               1.05                 .19
                                                                             ---------          ---------           ---------
LESS DISTRIBUTIONS FROM:
NET INVESTMENT INCOME                                                             (.21)              (.44)               (.08)
FROM NET CAPITAL GAINS                                                            (.07)                --                  --
                                                                             ---------          ---------           ---------
TOTAL DISTRIBUTIONS                                                               (.28)              (.44)               (.08)
                                                                             ---------          ---------           ---------
NET ASSET VALUE, END OF PERIOD                                               $   10.69          $   10.72           $   10.11
                                                                             ---------          ---------           ---------
TOTAL RETURN++                                                                   +2.34%**          +10.65%              +1.95%**

RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (IN MILLIONS)                                      $    34.5          $    29.4           $    23.6
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS#                                     .86%*              .85%                .85%*
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS+++                                     .85%*              .84%                .84%*
RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS                       3.38%*             3.44%               3.51%*
PORTFOLIO TURNOVER RATE                                                             36%                85%                 34%

See Notes to Financial Highlights

NOTES TO FINANCIAL HIGHLIGHTS Strategic Income Fund

++ Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. Performance data current to the most recent month-end are available at www.nb.com.

# The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

+++ After reimbursement of expenses by the administrator and/or waiver of a portion of the investment management fee. Had Management not undertaken such actions, the annualized ratios of net expenses to average daily net assets would have been:

                                                               SIX MONTHS ENDED       YEAR ENDED     PERIOD ENDED
                                                                      APRIL 30,      OCTOBER 31,      OCTOBER 31,
                                                                           2005             2004          2003(1)
                                                                           1.65%            1.72%            3.77%

(1)  Period from July 11, 2003 to October 31, 2003.

^    The Date investment operations commenced.

*    Annualized.

**   Not annualized.

^^ The per share amounts which are shown, have been computed based on the average number of shares outstanding during each fiscal period.

DIRECTORY

INVESTMENT MANAGER, ADMINISTRATOR AND DISTRIBUTOR
Neuberger Berman Management Inc.
605 Third Avenue 2nd Floor
New York, NY 10158-0180
800.877.9700 or 212.476.8800
Institutional Services 800.366.6264

SUB-ADVISER
Neuberger Berman, LLC
605 Third Avenue
New York, NY 10158-3698

CUSTODIAN AND SHAREHOLDER SERVICING AGENT
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

ADDRESS CORRESPONDENCE TO:
Neuberger Berman Funds
Institutional Services
605 Third Avenue 2nd Floor
New York, NY 10158-0180

LEGAL COUNSEL
Kirkpatrick & Lockhart Nicholson Graham LLP
1800 Massachusetts Avenue, NW
2nd Floor
Washington, DC 20036-1221

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will also be available without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov and on the Trust's website at www.nb.com.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll-free).

                   This page has been left blank intentionally

                   This page has been left blank intentionally

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of shareholders and is not an offer of shares of the Fund. Shares are sold only through the currently effective prospectus, which must precede or accompany this report.

[NEUBERGER BERMAN LOGO]
A LEHMAN BROTHERS COMPANY

NEUBERGER BERMAN MANAGEMENT INC.
605 Third Avenue 2nd Floor
New York, NY 10158-0180
SHAREHOLDER SERVICES
800.877.9700
INSTITUTIONAL SUPPORT SERVICES
800.366.6264

www.nb.com


[RECYCLED SYMBOL] BO586 06/05

ITEM 2. CODE OF ETHICS

The Board of Trustees ("Board") of Neuberger Berman Income Funds ("Registrant") adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions ("Code of Ethics"). For the period covered by this Form N-CSR, there were no amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

A copy of the Code of Ethics was included as an exhibit to the Registrant's Form N-CSR filed on January 9, 2004. The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board has determined that the Registrant has one audit committee financial expert serving on its audit committee. The Registrant's audit committee financial expert is John Cannon. Mr. Cannon is an independent director as defined by Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

Only required in the annual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable to the Registrant.

ITEM 6. SCHEDULE OF INVESTMENTS

The complete schedule of investments for each series is disclosed in the Registrant's Annual Report, which is included as Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no changes to the procedures by which shareholders may recommend nominees to the Board.

ITEM 11. CONTROLS AND PROCEDURES

(a) Based on an evaluation of the disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "Act")) as of a date within 90 days of the filing date of this document, the Chief Executive Officer and Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant is accumulated and communicated to the Registrant's management to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant's internal controls over financial reporting (as defined in rule 30a-3(d) under the Act) that occurred during the Registrant's last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

(a)(1) A copy of the Code of Ethics is incorporated by reference to Registrant's Form N-CSR, Investment Company Act file number 811-3802 (filed January 9, 2004).

(a)(2) The certifications required by Rule 30a-2(a) of the Act and Section 302 of the Sarbanes-Oxley Act of 2002 ("Sarbanes-Oxley Act") are attached hereto.

(b) The certification required by Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act is attached hereto.

The certifications provided pursuant to Section 906 of the Sarbanes-Oxley Act are not deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 ("Exchange Act"), or otherwise subject to the liability of that section. Such certifications will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the Registrant specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Neuberger Berman Income Funds


By: /s/ Peter E. Sundman
    --------------------
    Peter E. Sundman
    Chief Executive Officer

Date: June 28, 2005


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.



By: /s/ Peter E. Sundman
    --------------------
    Peter E. Sundman
    Chief Executive Officer

Date: June 28, 2005



By: /s/ John McGovern
    --------------------
    John McGovern
    Treasurer and Principal Financial
    and Accounting Officer

Date: June 28, 2005